                                                                    EXHIBIT 10.1

                                CREDIT AGREEMENT,

                         dated as of September 29, 1999

                                      among

                      WEIGHT WATCHERS INTERNATIONAL, INC.,
                                  as a Borrower

                                WW FUNDING CORP.,
                               as the SP1 Borrower

                         VARIOUS FINANCIAL INSTITUTIONS,
                                 as the Lenders

                           CREDIT SUISSE FIRST BOSTON,
                            as the Syndication Agent,
                       a Lead Arranger and a Book Manager

                         BHF (USA) CAPITAL CORPORATION,
                           as the Documentation Agent

                                       and

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                                Table of Contents

                                                                            Page
                                                                            ----

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

1.1.  Defined Terms............................................................3
1.2.  Use of Defined Terms....................................................39
1.3.  Cross-References........................................................39
1.4.  Accounting and Financial Determinations.................................39
1.5.  Currency Conversions....................................................39

                                   ARTICLE II

                 COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES,
                   NOTES, LETTERS OF CREDIT AND TLC PROVISIONS

2.1.  Loan Commitments........................................................39
2.1.1.  Term Loans............................................................40
2.1.2.  Revolving Loan Commitment and Swing Line Loan Commitment..............40
2.1.3.  Letter of Credit Commitment...........................................41
2.1.4.  Lenders Not Permitted or Required To Make the Loans...................41
2.1.5.  Issuer Not Permitted or Required to Issue Letters of Credit...........42
2.2.  Reduction of the Commitment Amounts.....................................42
2.2.1.  Optional..............................................................42
2.2.2.  Mandatory.............................................................43
2.3.  Borrowing Procedures and Funding Maintenance............................43
2.3.1.  Term Loans and Revolving Loans........................................43
2.3.2.  Swing Line Loans......................................................44
2.4.  Continuation and Conversion Elections...................................45
2.5.  Funding.................................................................46
2.6.  Issuance Procedures.....................................................46
2.6.1.  Other Lenders' Participation..........................................47
2.6.2.  Disbursements; Conversion to Revolving Loans..........................47
2.6.3.  Reimbursement.........................................................48
2.6.4.  Deemed Disbursements..................................................48
2.6.5.  Nature of Reimbursement Obligations...................................49
2.7.  Notes...................................................................49
2.8.  Registered Notes........................................................50
2.9.  TLC Facility............................................................50


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                                                                            Page
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                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

3.1.  Repayments and Prepayments; Application.................................50
3.1.1.  Repayments and Prepayments............................................50
3.1.2.  Application...........................................................55
3.2.  Interest Provisions.....................................................55
3.2.1.  Rates.................................................................55
3.2.2.  Post-Maturity Rates...................................................56
3.2.3.  Payment Dates.........................................................56
3.3.  Fees....................................................................57
3.3.1.  Commitment Fee........................................................57
3.3.2.  Administrative Agent's Fee............................................58
3.3.3.  Letter of Credit Fee..................................................58

                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

4.1.  LIBO Rate Lending Unlawful..............................................58
4.2.  Deposits Unavailable....................................................58
4.3.  Increased LIBO Rate Loan Costs, etc.....................................59
4.4.  Funding Losses..........................................................59
4.5.  Increased Capital Costs.................................................60
4.6.  Taxes...................................................................60
4.7.  Payments, Computations, etc.............................................62
4.8.  Sharing of Payments.....................................................63
4.9.  Setoff..................................................................63
4.10.  Mitigation.............................................................64

                                    ARTICLE V

                         CONDITIONS TO CREDIT EXTENSIONS

5.1.  Initial Credit Extension................................................64
5.1.1.  Resolutions, etc......................................................64
5.1.2.  Recapitalization Documents............................................65
5.1.3.  Recapitalization Certificate..........................................65
5.1.4.  Closing Date Certificate..............................................65
5.1.5.  Delivery of Notes and TLCs............................................65


                                      -ii-

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                                                                            Page
                                                                            ----

5.1.6.  Payment of Outstanding Indebtedness, etc............................65
5.1.7.  Guaranties..........................................................66
5.1.8.  Pledge Agreements...................................................66
5.1.9.  Security Agreements.................................................67
5.1.10.  Patent Security Agreement, Copyright Security Agreement and
Trademark Security Agreement................................................68
5.1.11.  Financial Information, etc.........................................68
5.1.12.  Closing Fees, Expenses, etc........................................69
5.1.13.  Insurance..........................................................69
5.1.14.  Litigation.........................................................69
5.1.15.  Material Adverse Change............................................69
5.1.16.  Opinions of Counsel................................................69
5.1.17.  Preferred Stock....................................................70
5.1.18.  Recapitalization...................................................70
5.1.19.  Acquisitions.......................................................70
5.1.20.  Australian Stamp Duty..............................................70
5.1.21.  Foreign Acquisitions and Takeovers Act Approval....................70
5.1.22. Intercompany Subordination Agreement................................70
5.2.  All Credit Extensions.................................................70
5.2.1.  Compliance with Warranties, No Default, etc.........................71
5.2.2.  Credit Extension Request............................................71
5.2.3.  Satisfactory Legal Form.............................................71

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

6.1.  Organization, etc.....................................................72
6.2.  Due Authorization, Non-Contravention, etc.............................72
6.3.  Government Approval, Regulation, etc..................................72
6.4.  Validity, etc.........................................................73
6.5.  Financial Information.................................................73
6.6.  No Material Adverse Change............................................73
6.7.  Litigation, Labor Controversies, etc..................................73
6.8.  Subsidiaries..........................................................73
6.9.  Ownership of Properties...............................................74
6.10.  Taxes................................................................74
6.11.  Pension and Welfare Plans............................................74
6.12.  Environmental Warranties.............................................74
6.13.  Regulations U and X..................................................75
6.14.  Accuracy of Information..............................................76


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                                                                            Page
                                                                            ----

6.15.  Seniority of Obligations, etc........................................76
6.16.  Solvency.............................................................77
6.17.  Contracts............................................................77
6.18.  Year 2000............................................................77

                                   ARTICLE VII

                                    COVENANTS

7.1.  Affirmative Covenants..................................................77
7.1.1.  Financial Information, Reports, Notices, etc.........................77
7.1.2.  Compliance with Laws, etc............................................79
7.1.3.  Maintenance of Properties............................................80
7.1.4.  Insurance............................................................80
7.1.5.  Books and Records....................................................80
7.1.6.  Environmental Covenant...............................................80
7.1.7.  Future Subsidiaries..................................................81
7.1.8.  Future Leased Property and Future Acquisitions of Real Property......82
7.1.9.  Use of Proceeds, etc.................................................83
7.1.10.  Hedging Obligations.................................................83
7.1.11.  U.S. Borrower as Pledged Interest Issuer............................83
7.1.12.  Section 260B Compliance.............................................83
7.1.13. FNZ Security Documents...............................................84
7.1.14.  U.K. Security.......................................................84
7.1.15.  U.K. Procedural Requirements........................................85
7.2.  Negative Covenants.....................................................86
7.2.1.  Business Activities..................................................86
7.2.2.  Indebtedness.........................................................86
7.2.3.  Liens................................................................88
7.2.4.  Financial Condition..................................................89
7.2.5.  Investments..........................................................92
7.2.6.  Restricted Payments, etc.............................................94
7.2.7.  Capital Expenditures, etc............................................95
7.2.8.  Consolidation, Merger, etc...........................................95
7.2.9.  Asset Dispositions, etc..............................................96
7.2.10.  Modification of Certain Agreements..................................97
7.2.11.  Transactions with Affiliates........................................97
7.2.12.  Negative Pledges, Restrictive Agreements, etc.......................98
7.2.13.  Stock of Subsidiaries...............................................99
7.2.14.  Sale and Leaseback..................................................99
7.2.15.  Fiscal Year.........................................................99
7.2.16.  Designation of Senior Indebtedness..................................99


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                                      I-3
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                                                                            Page
                                                                            ----

7.3.  Maintenance of Separate Existence.......................................99

                                  ARTICLE VIII

                                    GUARANTY

8.1.  The Guaranty...........................................................102
8.2.  Guaranty Unconditional.................................................102
8.3.  Reinstatement in Certain Circumstances.................................103
8.4.  Waiver.................................................................104
8.5.  Postponement of Subrogation, etc.......................................104
8.6.  Stay of Acceleration...................................................104

                                   ARTICLE IX

                                EVENTS OF DEFAULT

9.1.  Listing of Events of Default...........................................104
9.1.1.  Non-Payment of Obligations...........................................105
9.1.2.  Breach of Warranty...................................................105
9.1.3.  Non-Performance of Certain Covenants and Obligations.................105
9.1.4.  Non-Performance of Other Covenants and Obligations...................105
9.1.5.  Default on Other Indebtedness........................................105
9.1.6.  Judgments............................................................105
9.1.7.  Pension Plans........................................................106
9.1.8.  Change in Control....................................................106
9.1.9.  Bankruptcy, Insolvency, etc..........................................106
9.1.10.  Impairment of Security, etc.........................................107
9.1.11.  Senior Subordinated Notes...........................................107
9.1.12.  Redemption..........................................................107
9.2.  Action if Bankruptcy, etc..............................................107
9.3.  Action if Other Event of Default.......................................108

                                    ARTICLE X

                                   THE AGENTS

10.1.  Actions...............................................................108
10.2.  Funding Reliance, etc.................................................109
10.3.  Exculpation...........................................................109
10.4.  Successor.............................................................109


                                       -v-


                                      I-4
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                                Table of Contents
                                    continued

                                                                            Page
                                                                            ----

10.5.  Credit Extensions by each Agent.......................................110
10.6.  Credit Decisions......................................................110
10.7.  Copies, etc...........................................................111
10.8.  Reliance by the Administrative Agent..................................111
10.9.  Defaults..............................................................111

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

11.1.  Waivers, Amendments, etc..............................................112
11.2.  Notices...............................................................113
11.3.  Payment of Costs and Expenses.........................................113
11.4.  Indemnification.......................................................114
11.5.  Survival..............................................................115
11.6.  Severability..........................................................115
11.7.  Headings..............................................................116
11.8.  Execution in Counterparts, Effectiveness, etc.........................116
11.9.  Governing Law; Entire Agreement.......................................116
11.10.  Successors and Assigns...............................................116
11.11.  Sale and Transfer of Loans and Notes; Participations in Loans,
Notes and TLCs...............................................................117
11.11.1.  Assignments........................................................117
11.11.2.  Participations.....................................................119
11.11.3.  Register...........................................................121
11.12.  Other Transactions...................................................121
11.13.  Forum Selection and Consent to Jurisdiction..........................121
11.14.  Waiver of Jury Trial.................................................122
11.15.  Confidentiality......................................................123
11.16.  Judgment Currency....................................................123
11.17.  Release of Security Interests........................................123


SCHEDULE I     -  Disclosure Schedule
SCHEDULE II    -  Commitments and Percentages
SCHEDULE III   -  Notice Information; Domestic Offices and LIBOR Offices

EXHIBIT A-1    -  Form of Revolving Note


                             -vi-
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EXHIBIT A-2    -  Form of Swing Line Note
EXHIBIT A-3    -  Form of Term-A Note
EXHIBIT A-4    -  Form of Term-B-1 Note
EXHIBIT A-5    -  Form of Term-B-2 Note
EXHIBIT A-6    -  Form of Registered Note
EXHIBIT B-1    -  Form of Borrowing Request
EXHIBIT B-2    -  Form of Issuance Request
EXHIBIT B-3    -  Form of TLC Purchase Request
EXHIBIT C      -  Form of Continuation/Conversion Notice
EXHIBIT D      -  Form of Closing Date Certificate
EXHIBIT E      -  Form of Compliance Certificate
EXHIBIT F-1    -  Form of WWI Security Agreement
EXHIBIT F-2    -  Form of Australian Security Agreement
EXHIBIT F-3    -  INTENTIONALLY OMITTED
EXHIBIT G-1    -  Form of WWI Pledge Agreement
EXHIBIT G-2    -  Form of ARTAL Pledge Agreement
EXHIBIT G-3    -  Form of HJH Pledge Agreement
EXHIBIT G-4    -  Form of Australian Pledge Agreement
EXHIBIT G-5    -  INTENTIONALLY OMITTED
EXHIBIT H      -  Form of Subsidiary Guaranty
EXHIBIT H-1    -  Form of Australian Guaranty
EXHIBIT I      -  Form of Intercompany Subordination Agreement
EXHIBIT J      -  Form of Lender Assignment Agreement
EXHIBIT K-1    -  Form of Opinion of New York counsel to the Obligors
EXHIBIT K-2    -  INTENTIONALLY OMITTED
EXHIBIT K-3    -  Form of Opinion of Australian counsel to the FPL
EXHIBIT K-4    -  Form of Opinion of Luxembourg counsel to ARTAL
EXHIBIT K-5    -  Form of Opinion of Virginia counsel to WWI
EXHIBIT L      -  Form of Registration Certificate
EXHIBIT M      -  INTENTIONALLY OMITTED
EXHIBIT N      -  Form of TLC Deed Poll
EXHIBIT O      -  INTENTIONALLY OMITTED
EXHIBIT P      -  Form of Financial Assistance Certificate

                             THE BANK OF NOVA SCOTIA
                          as the Administrative Agent,
                       a Lead Arranger and a Book Manager
                                CREDIT AGREEMENT

      THIS CREDIT AGREEMENT, dated as of September 29, 1999, is among WEIGHT WATCHERS INTERNATIONAL, INC., a Virginia corporation ("WWI"), WW FUNDING CORP., a Delaware corporation (the "SP1 Borrower", and together with WWI, the "Borrowers"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), CREDIT SUISSE FIRST BOSTON ("CSFB"), as the syndication agent and as a lead arranger (in such capacities, the "Syndication Agent" and a "Lead Arranger", respectively), BHF (USA) CAPITAL CORPORATION ("BHF"), as the documentation agent (the "documentation agent") and THE BANK OF NOVA SCOTIA ("Scotiabank"), as (x) the administrative agent, paying agent and registration agent for the TLCs (as defined below) and (y) a lead arranger (in such capacities, the "Administrative Agent" and a "Lead Arranger", respectively) and as Issuer (as defined below) for the Lenders.

                              W I T N E S S E T H:

      WHEREAS, ARTAL (as defined below) and/or certain of its Affiliates (collectively, the "Investors") intend to consummate a recapitalization transaction (such transactions as contemplated by the Recapitalization Agreement (as defined below), together with the transactions under and as contemplated by this Agreement and each other Loan Document, the "Transaction") of WWI;

      WHEREAS, H.J. Heinz Company, a Pennsylvania corporation ("HJH"), WWI and ARTAL have entered into that certain Recapitalization and Stock Purchase Agreement, dated as of July 22, 1999 among WWI and HJH (the "Recapitalization Agreement");

      WHEREAS, pursuant to the Recapitalization Agreement, (i) WWI will use $497,000,000 of the proceeds under this Agreement, the Senior Subordinated Note Indenture (as defined below) and the WWI Preferred Shares (as defined below), to redeem shares of common stock of WWI, par value $1.00 per share ("WWI Common Shares"), held by HJH (the "Redemption"), (ii) immediately after the Redemption, HJH shall sell and transfer to ARTAL, and ARTAL shall purchase (the "Stock Purchase" and, together with the Redemption, the "Recapitalization") from HJH, WWI Common Shares representing 94% of the then outstanding WWI Common Shares (after giving effect to the Redemption) and (iii) HJH, upon the consummation of the Stock Purchase, will continue to own WWI Common Shares representing 6% of the then outstanding WWI Common Shares (the "Equity Rollover");

      WHEREAS, in connection with the Recapitalization, WWI will issue to HJH, no par value preferred shares of WWI with an aggregate amount liquidation preference equal to $25,000,000 (the "WWI Preferred Shares");

      WHEREAS, in connection with (and contemporaneously with the consummation of) the Recapitalization, WWI will issue its 13% Senior Subordinated Notes, comprised of U.S. $150,000,000 and Euro $100,000,000, pursuant to the Senior Subordinated Note Indenture under a Rule 144A private placement (the "Senior Subordinated Debt Issuance");

      WHEREAS, after giving effect to the Recapitalization and the Equity Rollover, ARTAL and HJH will own all of the issued and outstanding Capital Securities of WWI;

      WHEREAS, in connection with the Transaction and for the ongoing working capital and general corporate needs of WWI and its Subsidiaries, WWI desires to obtain from the Lenders (and the Issuer, as the case may be),

            (a) a Term-A Loan Commitment and a Term-B Loan Commitment pursuant to which Borrowings of Term Loans will be made in a maximum, original principal amount of the Term-A Loan Commitment Amount (in the case of Term-A Loans) and the Term-B Loan Commitment Amount (in the case of Term-B Loans), in each case in a single Borrowing to occur on the Closing Date;

            (b) a Revolving Loan Commitment (to include availability for Revolving Loans, Swing Line Loans and Letters of Credit) pursuant to which Borrowings of Revolving Loans, in a maximum aggregate principal amount (together with all Swing Line Loans and Letter of Credit Outstandings) not to exceed the Revolving Loan Commitment Amount will be made from time to time on and subsequent to the Effective Date but prior to the Revolving Loan Commitment Termination Date;

            (c) a Letter of Credit Commitment pursuant to which the Issuer will issue Letters of Credit for the account of WWI from time to time on and subsequent to the Effective Date but prior to the Revolving Loan Commitment Termination Date in a maximum aggregate Stated Amount at any one time outstanding not to exceed the Letter of Credit Commitment Amount (provided that the aggregate outstanding principal amount of Revolving Loans, Swing Line Loans and Letter of Credit Outstandings at any time shall not exceed the then existing Revolving Loan Commitment Amount); and

            (d) a Swing Line Loan Commitment pursuant to which Borrowings of Swing Line Loans in an aggregate outstanding principal amount not to exceed the Swing Line Loan Commitment Amount will be made on and subsequent to the Effective Date but prior to the Revolving Loan Commitment Termination Date (provided, that the aggregate outstanding principal amount of Swing Line Loans, Revolving Loans and Letter of Credit Outstandings at any time shall not exceed the then existing Revolving Loan Commitment Amount);

with all the proceeds of the Credit Extensions to be used for the purposes set forth in Section 7.1.9;

      WHEREAS, in connection with the Transaction, the SP1 Borrower desires to obtain from the TLC Lenders TLC Commitments to purchase TLCs in an aggregate principal amount of the TLC Commitment Amount, such purchase to occur on the Closing Date with all the proceeds of such purchase to be used for the purposes set forth in Section 7.1.9; and

      WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including Article V), to extend such Commitments and make such Loans to WWI and issue (or participate in) Letters of Credit for the account of WWI and to purchase TLCs issued by the SP1 Borrower;

      NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

      SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

      "Acquired Businesses" means the weight control classroom meeting business being conducted as of the date of the Recapitalization by WWI, its Subsidiaries, FPL and, prior to the completion of the Reorganization (as defined in the Recapitalization Agreement), FNZ (collectively referred to as the "Companies") and HJH and its affiliates throughout the world and all other weight control services and activities and related businesses (including, without limitation, all licensing rights with respect to the Weight Watchers trademark other than as specified in clause (y) below) being conducted as of the date of the Recapitalization by the Companies throughout the world, together with the 35% equity interest held by WWI in Weight Watchers do Brasil Programas Alimentares Ltda. and the 35% equity interest held by WWI in Vigilantes do Peso Marketing Ltda., but excluding (x) the business being conducted as of the date of the Recapitalization by Cardio-Fitness Corp. and The Fitness Institute Limited, which are subsidiaries of HJH but are not Subsidiaries of WWI, and (y) the food business described on Schedule 1.1 to the Recapitalization Agreement. Notwithstanding the foregoing, Netco and its business shall not constitute an Acquired Business.

      "Administrative Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Administrative Agent pursuant to Section 10.4.

      "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

            (a) to vote 15% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

            (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

      "Agents" means collectively, the Administrative Agent, the Syndication Agent and the Documentation Agent.

      "Agreement" means this Credit Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

      "Alternate Base Rate" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of

            (a) the rate of interest most recently established by the Administrative Agent at its Domestic Office as its base rate for U.S. Dollar loans in the United States; and

            (b) the Federal Funds Rate most recently determined by the Administrative Agent plus 1/2 of 1%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Administrative Agent will give notice promptly to the Borrowers and the Lenders of changes in the Alternate Base Rate.

      "Applicable Margin" means at all times,

            (a) with respect to the unpaid principal amount of Term-B Loans maintained as a

                  (i) Base Rate Loan, 3.00% per annum; and

                  (ii) LIBO Rate Loan, 4.00% per annum;

            (b) with respect to the unpaid principal amount of each Revolving Loan, Swing Line Loans and each Term-A Loan maintained as a Base Rate Loan, (i) from the Effective Date through (and including) the six-month anniversary of the Effective Date, 2.250% per annum, and (ii) thereafter, at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for Base Rate Loans"; and

            (c) with respect to the unpaid principal amount of each Revolving Loan and each Term-A Loan maintained as a LIBO Rate Loan, (i) from the Effective Date through (and including) the sixth-month anniversary of the Effective Date, 3.250% per annum, and (ii) thereafter, at the applicable percentage per annum set forth below under the column entitled "Applicable Margin for LIBO Rate Loans":

      Applicable Margin for Revolving Loans, Swing Line Loans and Term-A Loans:

                                        Applicable Margin     Applicable Margin
        Debt to EBITDA Ratio           for Base Rate Loans   for LIBO Rate Loans
        --------------------           -------------------   -------------------

Greater than or equal to 4.75 to 1.00          2.250%               3.250%

Less than 4.75 to 1.00 and greater
than or equal to 4.25 to 1.00                  1.875%               2.875%

Less than 4.25 to 1.00 and greater
than or equal to 3.75 to 1.00                  1.500%               2.500%

Less than 3.75 to 1.00 and greater
than or equal to 3.25 to 1.00                  1.125%               2.125%

Less than 3.25 to 1.00                         0.750%               1.750%

      The Debt to EBITDA Ratio used to compute the Applicable Margin for Revolving Loans and Term-A Loans shall be the Debt to EBITDA Ratio set forth in the Compliance Certificate most recently delivered by WWI to the Administrative Agent pursuant to clause (c) of Section 7.1.1; changes in the Applicable Margin for Revolving Loans and Term-A Loans resulting from a change in the Debt to EBITDA Ratio shall become effective upon delivery by WWI to the Administrative Agent of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1 (it being understood that any such change effective on the six-month anniversary of the Effective Date shall be based on the most recent Compliance Certificate delivered prior to such six-month anniversary). If WWI shall fail to deliver a Compliance Certificate within the number of days after the end of any Fiscal Quarter as required pursuant to clause (c) of Section 7.1.1 (without giving effect to any grace period), the Applicable Margin for Revolving Loans and Term-A Loans from and including the first day after the date on which such Compliance Certificate was required to be delivered to but not including the date WWI delivers to the Administrative Agent a Compliance Certificate shall conclusively equal the highest Applicable Margin for Revolving Loans and Term-A Loans set forth above.

      "ARTAL" means ARTAL Luxembourg S.A., a corporation organized under the laws of Luxembourg.

      "ARTAL Pledge Agreement" means the Pledge Agreement executed and delivered by ARTAL pursuant to clause (b) of Section 5.1.8, substantially in the form of Exhibit G-2 hereto, as amended, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereof.

      "ASIC" means the Australian Securities and Investments Commission.

      "Assignee Lender" is defined in Section 11.11.1.

      "Australian Corporations Law" means the Corporations Law within the meaning of the Corporations Act 1989 of Australia.

      "Australian Dollar" or "A$" means the lawful money of Australia.

      "Australian Guaranty" means the Guaranty made by WW Australia, FPL and GB executed and delivered pursuant to clause (b) of Section 5.1.7 and substantially in the form of Exhibit H-1 hereto, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.

      "Australian Pledge Agreement" means the Pledge Agreement executed and delivered by UKHC2, WW Australia, FPL and GB pursuant to clause (d) of Section 5.1.8, substantially in the form of Exhibit G-4 hereto, together with each Supplement thereto delivered pursuant to clause (b) of Section 7.1.7, as amended, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereof.

      "Australian Security Agreement" means the Security Agreement executed and delivered by WW Australia, FPL and GB pursuant to clause (b) of Section 5.1.9, substantially in the form of Exhibit F-2 hereto, together with each Supplement thereto delivered pursuant to clause (a) of Section 7.1.7, as amended, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereof.

      "Australian Subsidiary" means any Subsidiary that is organized under the laws of Australia or any territory thereof.

      "Authorized Officer" means, relative to any Obligor, those of its officers whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to Section 5.1.1.

      "Average Life" means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing:

      (x) the sum of the products of numbers of years from the date of determination to the dates of each successive scheduled principal payment of or redemption or similar payment with respect to such Indebtedness multiplied by the amount of such payment by

      (y)   the sum of all such payments.

      "Base Amount" is defined in Section 7.2.7.

      "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

      "Borrowers" is defined in the preamble.

      "Borrowing" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by the relevant Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with
Section 2.1.

      "Borrowing Request" means a loan request and certificate duly executed by an Authorized Officer of the applicable Borrower, substantially in the form of Exhibit B-1 hereto.

      "Business Day" means

            (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York City; and

            (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in U.S. Dollars are carried on in the London interbank market.

      "Capital Expenditures" means for any period, the sum, without duplication, of

            (a) the aggregate amount of all expenditures of WWI and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; and

            (b) the aggregate amount of all Capitalized Lease Liabilities incurred during such period.

      "Capital Securities" means, (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

      "Capitalized Lease Liabilities" means, without duplication, all monetary obligations of WWI or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

      "Cash Equivalent Investment" means, at any time:

            (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government;

            (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by

                  (i) a corporation (other than an Affiliate of any Obligor)
            organized under the laws of any state of the United States or of the District of Columbia and rated at least A-1 by S&P or P-1 by Moody's, or

                  (ii) any Lender which is an Eligible Institution (or its
            holding company);

            (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either

                  (i) a commercial banking institution that is a member of the
            Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or

                  (ii) any Lender;

            (d) short-term tax-exempt securities rated not lower than MIG-1/1+ by either Moody's or S&P with provisions for liquidity or maturity accommodations of 183 days or less;

            (e) any money market or similar fund the assets of which are comprised exclusively of any of the items specified in clauses (a) through
      (d) above and as to which withdrawals are permitted at least every 90 days; or

            (f) in the case of any Subsidiary of WWI organized in a jurisdiction outside the United States: (i) direct obligations of the sovereign nation (or any agency thereof) in which such Subsidiary is organized and is conducting business or in obligations fully and unconditionally guaranteed by such sovereign nation (or any agency thereof), (ii) investments of the type and maturity described in clauses (a) through (e) above foreign obligors, which investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign ratings agencies or (iii) investments of the type and maturity described in clauses (a) through (e) above of foreign obligors (or the parents of such obligors), which investments or obligors (or the parents of such obligors are not rated as provided above but which are, in the reasonable judgment of WWI, comparable in investment quality to such investments and obligors (or the parents of such obligors); provided that the aggregate face amount outstanding at any time of such investments of all foreign Subsidiaries of WWI made pursuant to this clause (iii) does not exceed $25,000,000.

      "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

      "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

      "Change in Control" means

      (a) at any time prior to an Initial Public Offering, the failure of the Permitted ARTAL Investor Group, to directly own, free and clear of all Liens (other than in favor of the Administrative Agent pursuant to a Loan Document), 75% of the outstanding voting shares of Capital Securities of WWI on a fully diluted basis; provided, that, all owners of such Capital Securities of WWI (whether a member of the Permitted ARTAL Investor Group, HJH or any transferee, successor or assign thereof) shall have executed a pledge agreement in favor of the Administrative Agent, substantially in the form of Exhibit G-3 hereof;

      (b) at any time after an Initial Public Offering, the failure of the Permitted ARTAL Investor Group to own, directly or indirectly through any Wholly-owned Subsidiaries, free and clear of all Liens, at least 51% of the outstanding voting shares of Capital Securities of WWI on a fully diluted basis;

      (c) at any time after an Initial Public Offering, any "person" or "group" (as such terms are used in Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Sections 13(d) and 14(d) of the Exchange
Act) of persons (other than the Permitted ARTAL Investor Group) becomes, directly or indirectly, in a single transaction or in a related series of transactions by way of merger, consolidation, or other business combination or otherwise, the "beneficial owner" (as such term is used in Rule 13d-3 of the Exchange Act) of more than 20% of the total voting power in the aggregate of all classes of Capital Securities of WWI then outstanding entitled to vote generally in elections of directors of WWI;

      (d) at all times, as applicable, individuals who at the Closing Date constituted the Board of Directors of WWI (together with any new directors whose election to such Board or whose nomination for election by the stockholders of WWI was approved by a member of the Permitted ARTAL Investor Group or a vote of 662/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of WWI then in office;

      (e) at all times, as applicable, the failure of WWI to own, free and clear of all Liens (other than in favor of the Administrative Agent pursuant to a Loan Document), all of the outstanding shares of Capital Securities of each of (x) UKHC1, UKHC2 and WW Australia (other than shares of Capital Securities issued pursuant to a Local Management Plan), and (y) the SP1 Borrower, in each case on a fully diluted basis; or

      (f) any other event constituting a Change of Control (as defined in the Senior Subordinated Note Indenture).

      "Closing Date" means the date on which the initial Credit Extension is made hereunder.

      "Closing Date Certificate" means a certificate of an Authorized Officer of each Borrower substantially in the form of Exhibit D hereto, delivered pursuant to Section 5.1.5.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Commitment" means, as the context may require, a Lender's Letter of Credit Commitment, Revolving Loan Commitment, Swing Line Loan Commitment, Term-A Loan Commitment or Term-B Loan Commitment.

      "Commitment Amount" means, as the context may require, the Letter of Credit Commitment Amount, the Revolving Loan Commitment Amount, the Swing Line Loan Commitment Amount, the Term-A Loan Commitment Amount or the Term-B Loan Commitment Amount.

      "Commitment Termination Date" means, as the context may require, the Revolving Loan Commitment Termination Date, the Term-A Loan Commitment Termination Date or the Term-B Loan Commitment Termination Date.

      "Commitment Termination Event" means

            (a) the occurrence of any Event of Default described in clauses (a) through (d) of Section 9.1.9; or

            (b) the occurrence and continuance of any other Event of Default and either

                  (i) the declaration of the Loans and the TLCs to be due and payable pursuant to Section 9.3, or

                  (ii) in the absence of such declaration, the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to WWI that the Commitments have been terminated.

      "Companies Act 1985" means the English Companies Act of 1985.

      "Compliance Certificate" means a certificate duly completed and executed by the chief financial Authorized Officer of WWI, substantially in the form of Exhibit E hereto.

      "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

      "Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the applicable Borrower, substantially in the form of Exhibit C hereto.

      "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with WWI, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

      "Copyright Security Agreement" means a Copyright Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit C to the WWI Security Agreement, as amended, supplemented, amended and restated or otherwise modified.

      "Credit Extension" means, as the context may require,

            (a) the making of a Loan by a Lender;

            (b) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any previously issued Letter of Credit, by the Issuer; or

            (c) the purchase of a TLC by a TLC Lender

      "Credit Extension Request" means, as the context may require, any Borrowing Request or Issuance Request.

      "Current Assets" means, on any date, without duplication, all assets (other than cash) which, in accordance with GAAP, would be included as current assets on a consolidated balance sheet of WWI and its Subsidiaries at such date as current assets (excluding, however, amounts due and to become due from Affiliates of WWI which have arisen from transactions which are other than arm's-length and in the ordinary course of its business).

      "Current Liabilities" means, on any date, without duplication, all amounts which, in accordance with GAAP, would be included as current liabilities on a consolidated balance sheet of WWI and its Subsidiaries at such date, excluding current maturities of Indebtedness.

      "Debt" means the outstanding principal amount of all Indebtedness of WWI and its Subsidiaries of the type referred to in clauses (a), (b), (c) and (e) of the definition of "Indebtedness" or any Contingent Liability in respect thereof.

      "Debt to EBITDA Ratio" means, as of the last day of any Fiscal Quarter, the ratio of

            (a) Debt outstanding on the last day of such Fiscal Quarter to

            (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters;

      "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

      "Designated Subsidiary" means The Weight Watchers Foundation, Inc., a New York not-for-profit corporation.

      "Disbursement" is defined in Section 2.6.2.

      "Disbursement Date" is defined in Section 2.6.2.

      "Disbursement Due Date" is defined in Section 2.6.2.

      "Disclosure Schedule" means the Disclosure Schedule attached hereto as
Schedule I, as it may be amended, supplemented or otherwise modified from time to time by the Borrowers with the written consent of the Required Lenders.

      "Disposition" (or correlative words such as "Dispose") means any sale, transfer, lease contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of WWI's or its Subsidiaries, assets (including accounts receivable and Capital Securities of Subsidiaries) to any other Person (other than to another Obligor) in a single transaction or series of transactions.

      "Domestic Office" means, relative to any Lender, the office of such Lender designated as such on Schedule III hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

      "EBITDA" means, for any applicable period, the sum (without duplication) of

            (a) Net Income,

plus

            (b) the amount deducted, in determining Net Income, representing amortization of assets (including amortization with respect to goodwill, deferred financing costs, other non-cash interest and all other intangible assets), plus

            (c) the amount deducted, in determining Net Income, of all income taxes (whether paid or deferred) of WWI and its Subsidiaries,

plus

            (d) Interest Expense,

plus

            (e) the amount deducted, in determining Net Income, representing depreciation of assets,

plus

            (f) an amount equal to all non-cash charges deducted in arriving at Net Income,

plus

            (g) an amount equal to all minority interest charges deducted in determining Net Income (net of Restricted Payments made in respect of such minority interest)

plus

            (h) an amount equal to the cash royalty payment received pursuant to the Warnaco Agreement, to the extent not included in the calculation of Net Income,

plus

            (i) the amount deducted, in determining Net Income, due to foreign currency translation required by FASB 52 arising after June 30, 1997,

plus

            (j) the amount deducted, in determining Net Income, of all Specified Adjustments,

minus

            (k) an amount equal to the amount of all non-cash credits included in arriving at Net Income.

      "Effective Date" means the date this Agreement becomes effective pursuant to Section 11.8.

      "Eligible Institution" means a financial institution that either (a) has combined capital and surplus of not less than $500,000,000 or its equivalent in foreign currency, whose long-term certificate of deposit rating or long-term senior unsecured debt rating is rated "BBB" or higher by S&P and "Baa2" or higher by Moody's or an equivalent or higher rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments or (b) is reasonably acceptable to the Administrative Agent and the Issuer.

      "Environmental Laws" means all applicable federal, state, local or foreign statutes, laws, ordinances, codes, rules and regulations (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

      "Equity Rollover" is defined in the third recital.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "Euro $" means the single currency of participating member States of the European Union.

      "Event of Default" is defined in Section 9.1.

      "Excess Cash Flow" means, for any Fiscal Year, the excess (if any), of

            (a) EBITDA for such Fiscal Year

over

            (b) the sum, without duplication (for such Fiscal Year) of

                  (i) Interest Expense;

      plus

                  (ii) scheduled payments and optional and mandatory prepayments
            (other than such prepayments made under clause (c) of Section 3.1.1), to the extent actually made, of the principal amount of the Term Loans and TLCs or any other term Debt (including Capitalized Lease Liabilities) and mandatory prepayments of the principal amount of the Revolving Loans pursuant to clause (e) of Section 3.1.1 in connection with a reduction of the Revolving Loan Commitment Amount;

      plus

                  (iii) all federal, state and foreign income taxes actually paid in cash by WWI and its Subsidiaries;

      plus

                  (iv) Capital Expenditures actually made in such Fiscal Year pursuant to Section 7.2.7 (other than clause (z) therein) (excluding Capital Expenditures constituting Capitalized Leases and by way of the incurrence of Indebtedness to a vendor of any assets permitted to be acquired pursuant to Section 7.2.8 to finance the acquisition of such assets);

      plus

                  (v) the amount of the net increase (or minus a net decrease), of Current Assets over Current Liabilities of WWI and its Subsidiaries from the last day of the immediately preceding Fiscal Year;

      plus

                  (vi) Investments permitted and actually made pursuant to
            clauses (d), (g), (h), (i) and (j) of Section 7.2.5;

      plus

                  (vii) Restricted Payments permitted and actually made pursuant to Section 7.2.6;

      plus

                  (viii) nonrecurring restructuring costs and costs and expenses incurred in connection with the Transaction, in an aggregate amount not to exceed $5,000,000.

      "Excluded Equity Proceeds" means any proceeds received by WWI or any of its Subsidiaries from the sale or issuance by such Person of its Capital Stock or any warrants or options in respect of any such Capital Stock or the exercise of any such warrants or options, in each case pursuant to any such sale, issuance or exercise constituting or resulting from (i) capital contributions to, or permitted Capital Stock issuances by, WWI (exclusive of any such contribution or issuance resulting from an Initial Public Offering or a widely distributed private offering exempted from the registration requirements of
Section 5 of the Securities Act of 1933, as amended), (ii) any subscription agreement, incentive plan or similar arrangement with any officer, employee or director of WWI or any of its

Subsidiaries pursuant to a Local Management Plan or (iii) the exercise of any options or warrants issued to any officer, employee or director described in clause (ii) above.

      "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

            (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

            (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

      "Fee Letters" means, collectively, (a) the confidential fee letter, dated as of July 20, 1999, between Artal International S.A., a Luxembourg corporation ("AI"), and the Administrative Agent, as assumed by ARTAL, and (b) the confidential fee letter, dated as of July 20, 1999, among AI, the Administrative Agent and the Syndication Agent, as assumed by ARTAL.

      "Final Termination Date" means the later of:

            (x) the Stated Maturity Date with respect to Term-B-Loans and the TLCs, and

            (y) the date on which all Obligations are satisfied and paid in full.

      "Fiscal Quarter" means any three-month period ending on or about July 31, October 31, January 31 or April 30 of any Fiscal Year (as determined in accordance with WWI's historical practices); provided, that if WWI changes its Fiscal Year pursuant to Section 7.2.15, then the references in this definition to such existing Fiscal Quarter end dates shall be changed to the appropriate new Fiscal Quarter end dates.

      "Fiscal Year" means any calendar year ending on or about April 30 (as determined in accordance with WWI's historical practices); references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "2000 Fiscal Year") refer to the Fiscal Year ending on or about April 30 of that calendar year; provided that if WWI changes its Fiscal Year pursuant to Section 7.2.15, then the references in this definition to such existing Fiscal Year end date shall be changed to the new Fiscal Year end date.

      "Fixed Charge Coverage Ratio" means, as of the last day of any Fiscal Quarter, the ratio of, for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters,

            (a) EBITDA minus Capital Expenditures made during such period to

            (b) (i) Interest Expense for such period plus (ii) scheduled repayments of Debt in respect of such period, whether or not paid plus
      (iii) dividends paid in cash on the WWI Preferred Shares in respect of such period.

For purposes of calculating the cash Interest Expense component of the ratio as of the last day of the first, second, third and fourth Fiscal Quarters ending after the Closing Date, the amounts of cash Interest Expense included in the ratio shall be determined by multiplying cash Interest Expense for the period commencing on the Closing Date and ending as of the last day of such Fiscal Quarter by a fraction, the numerator of which is 365 and the denominator of which is the number of calendar days from the Closing Date through the last day of such Fiscal Quarter.

      "FNZ" means Fortuity New Zealand Limited, a New Zealand corporation which owns and operates the Weight Watchers classroom franchise and business in New Zealand.

      "FNZ Guaranty" means the Guaranty to be made by FNZ executed and delivered pursuant to this Agreement, in form and substance satisfactory to the Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

      "FNZ Pledge Agreement" means the Pledge Agreement to be executed and delivered by FNZ pursuant to this Agreement, in form and substance satisfactory to the Administrative Agent, together with each Supplement thereto delivered pursuant to clause (b) of Section 7.1.13, as amended, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereto.

      "FNZ Security Agreement" means the Security Agreement to be executed and delivered by FNZ pursuant to this Agreement, in form and substance satisfactory to the Administrative Agent, together with each Supplement thereto delivered pursuant to clause (c) of Section 7.1.13, as amended, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereof.

      "Foreign Currency" means any currency other than U.S. Dollars.

      "FPL" means Fortuity Pty. Ltd. (ACN 007 148 683), an Australian company incorporated in the State of Victoria which operates the Weight Watchers classroom franchise and business in Victoria.

      "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

      "GAAP" is defined in Section 1.4.

      "GB" means Gutbusters Pty. Ltd. (ACN 059 073 157), an Australian company incorporated in the State of New South Wales.

      "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local (or the equivalent thereof), and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

      "Guaranteed Obligations" is defined in Section 8.1.

      "Guaranties" means, collectively, (a) the WWI Guaranty, (b) the Australian Guaranty, (c) the Subsidiary Guaranty, (d) the FNZ Guaranty and (e) each other guaranty delivered from time to time pursuant to the terms of this Agreement.

      "Guarantor" means any Person which has or may issue a Guaranty hereunder.

      "Hazardous Material" means

            (a) any "hazardous substance", as defined by CERCLA or equivalent applicable foreign law;

            (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended or equivalent applicable foreign law;

            (c) any petroleum product; or

            (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

      "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates, including but not limited to Rate Protection Agreements.

      "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

      "HJH" is defined in the second recital.

      "HJH Pledge Agreement" means the Pledge Agreement executed and delivered by HJH pursuant to clause (c) of Section 5.1.8, substantially in the form of Exhibit G-3 hereto, as amended, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereof.

      "Immaterial Subsidiary" means, at any date of determination, any Subsidiary or group of Subsidiaries of WWI having assets as at the end of or EBITDA for the immediately preceding four Fiscal Quarter period for which the relevant financial information has been delivered pursuant to clause (a) or clause (b) of Section 7.1.1 of less than 5% of total assets of WWI and its Subsidiaries or $2,000,000, respectively, individually or in the aggregate.

      "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of any Obligor, any qualification or exception to such opinion or certification

            (a) which is of a "going concern" or similar nature;

            (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

            (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause such Obligor to be in default of any of its obligations under Section 7.2.4.

      "including" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

      "Indebtedness" of any Person means, without duplication:

            (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments for borrowed money in respect thereof;

            (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

            (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

            (d) net liabilities of such Person under all Hedging Obligations;

            (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, other than the WWI Preferred Shares, and indebtedness (excluding prepaid interest thereon and interest not yet due) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; provided, however, that, for purposes of determining the amount of any Indebtedness of the type described in this clause, if recourse with respect to such Indebtedness is limited to specific property financed with such Indebtedness, the amount of such Indebtedness shall be limited to the fair market value (determined on a basis reasonably acceptable to the Administrative Agent) of such property or the principal amount of such Indebtedness, whichever is less; and

            (f) all Contingent Liabilities of such Person in respect of any of the foregoing;

provided, that, Indebtedness shall not include unsecured Indebtedness incurred in the ordinary course of business in the nature of accrued liabilities and open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding the Indebtedness incurred through the borrowing of money or Contingent Liabilities in connection therewith. For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer (to the extent such Person is liable for such Indebtedness).

      "Indemnified Liabilities" is defined in Section 11.4.

      "Indemnified Parties" is defined in Section 11.4.

      "Initial Public Offering" means any sale of the Capital Securities of WWI to the public pursuant to an initial, primary offering registered under the Securities Act of 1933 and, for purposes of the Change in Control definition only, pursuant to which no less than 10% of the Capital Securities of WWI outstanding after giving effect to such offering was sold pursuant to such offering.

      "Intercompany Subordination Agreement" means the Intercompany Subordination Agreement, executed and delivered by WWI, the SPI Borrower and each of the Guarantors, pursuant to Section 5.1.22, substantially in the form of
Exhibit I hereto.

      "Interest Coverage Ratio" means, at the close of any Fiscal Quarter, the ratio computed (except as set forth in the proviso set forth below) for the period consisting of such Fiscal Quarter and each of the three immediately prior Fiscal Quarters of:

            (a) EBITDA (for such period)

to

            (b) Interest Expense (for such period);

For purposes of calculating the cash Interest Expense component of the ratio as of the last day of the first, second, third and fourth Fiscal Quarters ending after the Closing Date, the amounts of cash Interest Expense included in the ratio shall be determined by multiplying cash Interest Expense for the period commencing on the Closing Date and ending as of the last day of such Fiscal Quarter by a fraction, the numerator of which is 365 and the denominator of which is the number of calendar days from the Closing Date through the last day of such Fiscal Quarter.

      "Interest Expense" means, for any Fiscal Quarter, the aggregate consolidated cash interest expense (net of interest income) of WWI and its Subsidiaries for such Fiscal Quarter, as determined in accordance with GAAP, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense.

      "Interest Period" means, relative to any LIBO Rate Loans, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3.1 or
2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six or, with the consent of each applicable Lender, nine or twelve months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as WWI may select in its relevant notice pursuant to Section 2.3 or 2.4; provided, however, that

            (a) WWI shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than ten different dates;

            (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

            (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

            (d) no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

      "Investment" means, relative to any Person,

            (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business); and

            (b) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such transfer or exchange.

      "Investors" is defined in the first recital.

      "Issuance Request" means a Letter of Credit request and certificate duly executed by an Authorized Officer of WWI, substantially in the form of Exhibit B-2 hereto.

      "Issuer" means, collectively, Scotiabank in its individual capacity hereunder as issuer of the Letters of Credit and such other Lender as may be designated by Scotiabank (and agreed to by WWI and such Lender) in its individual capacity as the issuer of Letters of Credit.

      "Lead Arrangers" means Scotiabank and CSFB.

      "Lender Assignment Agreement" means a Lender Assignment Agreement substantially in the form of Exhibit J hereto.

      "Lenders" is defined in the preamble.

      "Lender's Environmental Liability" means any and all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements or expenses of any kind or nature whatsoever (including reasonable attorneys' fees at trial and appellate levels and experts' fees and disbursements and expenses incurred in investigating, defending against or prosecuting any litigation, claim or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against the Administrative Agent, the Syndication Agent, any Lead Arranger, any Lender or any Issuer or any of such Person's Affiliates, shareholders, directors, officers, employees, and agents in connection with or arising from:

            (a) any Hazardous Material on, in, under or affecting all or any portion of any property of WWI or any of its Subsidiaries, the groundwater thereunder, or any surrounding areas thereof to the extent caused by Releases from WWI or any of its Subsidiaries' or any of their respective predecessors' properties;

            (b) any misrepresentation, inaccuracy or breach of any warranty, contained or referred to in Section 6.12;

            (c) any violation or claim of violation by WWI or any of its Subsidiaries of any Environmental Laws; or

            (d) the imposition of any lien for damages caused by or the recovery of any costs for the cleanup, release or threatened release of Hazardous Material by WWI or any of its Subsidiaries, or in connection with any property owned or formerly owned by WWI or any of its Subsidiaries.

      "Letter of Credit" is defined in Section 2.1.3.

      "Letter of Credit Commitment" means, with respect to the Issuer, the Issuer's obligation to issue Letters of Credit pursuant to Section 2.1.3 and, with respect to each of the other Lenders that has a Revolving Loan Commitment, the obligations of each such Lender to participate in such Letters of Credit pursuant to Section 2.6.1.

      "Letter of Credit Commitment Amount" means, on any date, a maximum amount of $10,000,000, as such amount may be reduced from time to time pursuant to
Section 2.2.

      "Letter of Credit Outstandings" means, on any date, an amount equal to the sum of

            (a) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit,

plus

            (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations in respect of such Letters of Credit.

      "LIBO Rate" means, relative to any Interest Period for LIBO Rate Loans, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which U.S. Dollar deposits in immediately available funds are offered to the Administrative Agent's LIBOR Office in the London interbank market as at or about 11:00 a.m. London time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of the Administrative Agent's LIBO Rate Loan and for a period approximately equal to such Interest Period.

      "LIBO Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

      "LIBO Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

         LIBO Rate       =           LIBO Rate
                           -------------------------------
      (Reserve Adjusted)   1.00 - LIBOR Reserve Percentage

      The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Administrative Agent from Scotiabank, two Business Days before the first day of such Interest Period.

      "LIBOR Office" means, relative to any Lender, the office of such Lender designated as such on Schedule III hereto or designated in the Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to WWI and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

      "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

      "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or any filing or recording of any instrument or document in respect of the foregoing, to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

      "Loan" means, as the context may require, a Revolving Loan, a Swing Line Loan, a Term-A Loan, or a Term-B Loan of any type.

      "Loan Document" means this Agreement, the Notes, the TLCs, the Letters of Credit, each Rate Protection Agreement under which that counterpart to such agreement is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate of a Lender relating to Hedging Obligations of WWI or any of its Subsidiaries, the Fee Letter, each Pledge Agreement, each Guaranty, each Security Agreement, the TLC Deed Poll, the Intercompany Subordination Agreement and each other agreement, document or instrument delivered in connection with this Agreement or any other Loan Document, whether or not specifically mentioned herein or therein.

      "Local Management Plan" means an equity plan or program for the sale or issuance of Capital Securities of a Subsidiary in an amount not to exceed 5% of the outstanding common equity of such Subsidiary to local management or a plan or program in respect of Subsidiaries of WWI whose principal business is conducted outside of the United States.

      "Material Adverse Effect" means (a) a material adverse effect on the financial condition, operations, assets, business or properties of WWI and its Subsidiaries, taken as a whole, (b) a material impairment other than an event or set of circumstances described in clause (a) of the ability of any Obligor (other than any Immaterial Subsidiary) to perform its respective material obligations under the Loan Documents to which it is or will be a party, or (c) an impairment of the validity or enforceability of, or a material impairment of the rights, remedies or benefits available to the Administrative Agent, the Issuer or the Lenders under, this Agreement or any other Loan Document.

      "Moody's" means Moody's Investors Service, Inc.

      "Mortgage" means, collectively, each Mortgage or Deed of Trust executed and delivered pursuant to the terms of this Agreement, including clause (b) of
Section 7.1.8.

      "Net Disposition Proceeds" means, with respect to a Permitted Disposition of the assets of WWI or any of its Subsidiaries, the excess of

            (a) the gross cash proceeds received by WWI or any of its Subsidiaries from any Permitted Disposition and any cash payments received in respect of promissory notes or other non-cash consideration delivered to WWI or such Subsidiary in respect of any Permitted Disposition, less

            (b) the sum of

                  (i) all reasonable and customary fees and expenses with
            respect to legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such Permitted Disposition which have not been paid to Affiliates of WWI,

                  (ii) all taxes and other governmental costs and expenses
            actually paid or estimated by WWI (in good faith) to be payable in cash in connection with such Permitted Disposition, and

                  (iii) payments made by WWI or any of its Subsidiaries to
            retire Indebtedness (other than the Loans) of WWI or any of its Subsidiaries where payment of such Indebtedness is required in connection with such Permitted Disposition;

provided, however, that if, after the payment of all taxes with respect to such Permitted Disposition, the amount of estimated taxes, if any, pursuant to clause
(b)(ii) above exceeded the tax amount actually paid in cash in respect of such Permitted Disposition, the aggregate amount of such excess shall be immediately payable, pursuant to clause (b) of Section 3.1.1, as Net Disposition Proceeds.

Notwithstanding the foregoing, Net Disposition Proceeds shall not include fees or other amounts paid to WWI or its Subsidiaries in respect of a license of intellectual property (not related to the classroom business of WWI or its Subsidiaries) having customary terms and conditions for similar licenses.

      "Net Equity Proceeds" means with respect to the sale or issuance by WWI to any Person of any stock, warrants or options or the exercise of any such warrants or options after the Effective Date, the excess of:

            (a) the gross cash proceeds received by WWI from such sale, exercise or issuance (other than Excluded Equity Proceeds),

      over

            (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such sale or issuance which have not been paid to Affiliates of WWI in connection therewith.

      "Net Income" means, for any period, the net income of WWI and its Subsidiaries for such period on a consolidated basis, excluding extraordinary gains.

      "Netco" means Weight Watchers.com Inc., a [Delaware] corporation.

      "Non-Excluded Taxes" means any Taxes other than (i) net income and franchise taxes imposed with respect to any Secured Party by a Governmental Authority under the laws of which such Secured Party is organized or in which it maintains its applicable lending office and (ii) any Taxes imposed on a Secured Party by any jurisdiction as a result of any former or present connection between such Secured Party and such jurisdiction other than a connection arising from a Secured Party entering into this Agreement or making any loan hereunder.

      "Non-Guarantor Subsidiary" means the Designated Subsidiary and any other Subsidiary of WWI other than any Person which has or may issue a Guaranty hereunder.

      "Non-U.S. Lender" means any Lender (including each Assignee Lender) that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, or (iii) any estate or trust that is subject to U.S. Federal income taxation regardless of the source of its income.

      "Note" means, as the context may require, a Revolving Note, a Swing Line Note, a Registered Note, a Term-A Note, or a Term-B Note.

      "Obligations" means all obligations (monetary or otherwise) of the Borrowers and each other Obligor arising under or in connection with this Agreement, the Notes, each Letter of Credit and each other Loan Document, and Hedging Obligations owed to a Lender or an Affiliate thereof (unless the Lender or such Affiliate otherwise agrees).

      "Obligor" means any Borrower or any other Person (other than any Agent, any Lender or the Issuer) obligated under any Loan Document.

      "Organic Document" means, relative to any Obligor, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements (or the foreign equivalent thereof) applicable to any of its authorized shares of Capital Securities.

      "Other Taxes" means any and all stamp, documentary or similar taxes, or any other excise or property taxes or similar levies that arise on account of any payment made or required to be made under any Loan Document or from the execution, delivery, registration, recording or enforcement of any Loan Document.

      "Participant" is defined in Section 11.11.2.

      "Patent Security Agreement" means a Patent Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit A to the WWI Security Agreement, as amended, supplemented, amended and restated or otherwise modified.

      "PBGC" means the Pension Benefit Guaranty Corporation and any successor entity.

      "Pension Plan" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which WWI or any corporation, trade or business that is, along with WWI, a member of a Controlled Group, has or within the prior six years has had any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

      "Percentage" means, relative to any Lender, the applicable percentage relating to Term-A Loans, Term-B Loans, Revolving Loans or TLCs, as the case may be, as set forth opposite its name on Schedule II hereto under the applicable column heading or set forth in Lender Assignment Agreement(s) under the applicable column heading, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 11.11. A Lender shall not have any Commitment to make a particular Tranche of Loans or purchase TLCs (as the case may be) if its percentage under the respective column heading is zero.

      "Permitted ARTAL Investor Group" means ARTAL or any of its direct or indirect Wholly-owned Subsidiaries and ARTAL Group S.A., a Luxembourg corporation or any of its direct or indirect Wholly-owned Subsidiaries.

      "Permitted Disposition" means a Disposition in accordance with the terms of clause (b) (other than as permitted by clause (a)) of Section 7.2.9.

      "Person" means any natural person, corporation, partnership, firm, association, trust, government, governmental agency, limited liability company or any other entity, whether acting in an individual, fiduciary or other capacity.

      "Plan" means any Pension Plan or Welfare Plan.

      "Pledge Agreements" means, collectively, (a) the WWI Pledge Agreement, (b) the ARTAL Pledge Agreement, (c) the HJH Pledge Agreement, (d) the Australian Pledge Agreement, (e) the U.K. Pledge Agreement, (f) the FNZ Pledge Agreement and (g) each other pledge agreement delivered from time to time pursuant to clause (b) of Section 7.1.7.

      "Pro Forma Balance Sheet" is defined in clause (b) of Section 5.1.11.

      "Qualified Assets" is defined in clause (b) of Section 3.1.1.

      "Quarterly Payment Date" means the last day of each March, June, September and December, or, if any such day is not a Business Day, the next succeeding Business Day.

      "Rate Protection Agreements" means, collectively, arrangements entered into by any Person designed to protect such Person against fluctuations in interest rates or currency exchange rates, pursuant to the terms of this Agreement.

      "Recapitalization" is defined in the third recital.

      "Recapitalization Agreement" is defined in the second recital.

      "Redemption" is defined in the third recital.

      "Refinance" means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for such Indebtedness. "Refinanced" and "Refinancing" shall have correlative meanings.

      "Refinancing Indebtedness" means Indebtedness that Refinances any Indebtedness of WWI or any of its Subsidiaries existing on the Closing Date or otherwise permitted hereunder, including Indebtedness that Refinances Refinancing Indebtedness; provided, however, that:

            (i) such Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being Refinanced;

            (ii) such Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is incurred that is equal to or greater than the Average Life of the Indebtedness being Refinanced; and

            (iii) such Refinancing Indebtedness has an aggregate principal amount (or if incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if incurred with original issue discount, the aggregate accreted value) then outstanding or committed (plus fees and expenses, including any premium and defeasance costs) under the Indebtedness being Refinanced;

provided, further, however, that Refinancing Indebtedness shall not include (A) Indebtedness of a Subsidiary that Refinances Indebtedness of WWI or (B) Indebtedness of WWI or a Subsidiary that Refinances Indebtedness of another Subsidiary.

      "Refunded Swing Line Loans" is defined in clause (b) of Section 2.3.2.

      "Register" is defined in Section 11.11.3.

      "Registered Note" means a promissory note of WWI payable to any Registered Noteholder, in the form of Exhibit A-6 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of WWI to such Lender resulting from outstanding Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "Registered Noteholder" means any Lender that has been issued a Registered Note.

      "Reimbursement Obligation" is defined in Section 2.6.3.

      "Release" means a "release", as such term is defined in CERCLA.

      "Required Lenders" means, at any time,

            (a) prior to the date of the making of the initial Credit Extension hereunder, Lenders having at least 66 2/3% of the sum of the Revolving Loan Commitments, Term-A Loan Commitments and Term-B Loan Commitments and the TLC Commitment; and

            (b) on and after the date of the initial Credit Extension, (i) until such time as the Administrative Agent and the Syndication Agent have a combined Total Exposure Amount of less than 40%, Lenders having 66 2/3% of the Total Exposure Amount and (ii) thereafter Lenders holding at least 51% of the Total Exposure Amount.

      "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as in effect from time to time.

      "Restricted Payments" is defined in Section 7.2.6.

      "Revolving Loan" is defined in clause (a) of Section 2.1.2.

      "Revolving Loan Commitment" is defined in clause (a) of Section 2.1.2.

      "Revolving Loan Commitment Amount" means, on any date, $30,000,000, as such amount may be (i) reduced from time to time pursuant to Section 2.2 or (ii) increased pursuant to clause (c) of Section 2.1.2.

      "Revolving Loan Commitment Termination Date" means the earliest of

            (a) October 15, 1999 if the Term Loans have not been made on or prior to such date;

            (b) September 30, 2005;

            (c) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and

            (d) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clauses (c) or (d), the Revolving Loan Commitments shall terminate automatically and without any further action.

      "Revolving Note" means a promissory note of WWI payable to a Lender, substantially in the form of Exhibit A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of WWI to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill,
Inc.

      "Scotiabank" is defined in the preamble.

      "Secured Parties" means, collectively, the Lenders, the Issuers, the Administrative Agent, the Syndication Agent, the Lead Arrangers, each counterparty to a Rate Protection Agreement that is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate thereof and (in each case) and each of their respective successors, transferees and assigns.

      "Security Agreements" means, collectively, (a) the WWI Security Agreement,
(b) the Australian Security Agreement, (c) the U.K. Security Agreement, (d) the Patent Security Agreements, the Trademark Security Agreements and the Copyright Security Agreements, (e) the FNZ Security Agreement and (f) each other security agreement executed and delivered from time to time pursuant to clause (a) of
Section 7.1.7, in each case, as amended, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereof.

      "Senior Debt" means all Debt other than Subordinated Debt.

      "Senior Debt to EBITDA Ratio" means, as of the last day of any Fiscal Quarter, the ratio of

            (a) Senior Debt outstanding on the last day of such Fiscal Quarter to

            (b) EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters;

      "Senior Subordinated Debt" means debt of WWI under its 13% Senior Subordinated Notes in an aggregate principal amount of $255,000,000, issued under the Senior Subordinated Note Indenture pursuant to a Rule 144A private placement.

      "Senior Subordinated Debt Issuance" is defined in the fifth recital.

      "Senior Subordinated Noteholder" means, at any time, any holder of a Senior Subordinated Note.

      "Senior Subordinated Notes" means those certain 13% Senior Subordinated Notes due 2009, issued pursuant to the Senior Subordinated Note Indenture.

      "Senior Subordinated Note Indenture" means collectively that certain Senior Subordinated Note Indenture, dated as of September 29, 1999 between WWI and Norwest Bank Minnesota, National Association, as trustee, related to the issuance of $150,000,000 Senior Subordinated Notes and that certain Senior Subordinated Note Indenture, dated as of September 29, 1999, between WWI and Norwest Bank Minnesota, National Association, as trustee, related to the issuance of Euro$100,000,000 Senior Subordinated Notes .

      "Solvent" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person,
(b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and such person is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

      "Specified Adjustments" means an amount equal to the sum of:

            (a) the amount deducted in determining Net Income, representing transaction expenses (including one time charges and transaction related management bonuses) related to the separation from HJH, plus

            (b) an amount deducted in arriving at Net Income, equal to restructuring charges in connection with the Transaction, not to exceed $3,000,000,

plus

            (c) the amount deducted in determining Net Income for periods ending prior to the Closing Date representing management incentive bonuses;

plus

            (d) for each period ending after the Closing Date, pro forma adjustments in connection with the separation from HJH in an amount not to exceed $2,500,000 for each of the Fiscal Quarters ended or ending April 24, 1999, July 24, 1999 and October 23, 1999.

      "Stated Amount" of each Letter of Credit means the total amount available to be drawn under such Letter of Credit upon the issuance thereof.

      "Stated Expiry Date" is defined in Section 2.6.

      "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

      "Stated Maturity Date" means

            (a) in the case of any Revolving Loan, September 30, 2005;

            (b) in the case of any Term-A Loan, September 30, 2005;

            (c) in the case of any Term-B Loan, September 30, 2006; and

            (d) in the case of any TLC, September 30, 2006.

      "Stock Purchase" is defined in the third recital.

      "Subordinated Debt" means, as the context may require, (i) the unsecured Debt of WWI evidenced by the Senior Subordinated Notes and (ii) to the extent permitted by the Required Lenders, any other unsecured Debt of WWI subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance satisfactory to the Administrative Agent and Required Lenders.

      "Subordinated Guaranty" means collectively, (i) the Guaranty executed and delivered by certain Subsidiaries of WWI pursuant to Section 4.13 of the Senior Subordinated Note Indenture and (ii) each other guaranty, if any, executed from time to time by any Subsidiary of WWI pursuant to which the guarantor thereunder has any Contingent Liability with respect to any Subordinated Debt.

      "Subordination Provisions" is defined in Section 9.1.11.

      "Subsidiary" means, with respect to any Person, any corporation, partnership or other business entity of which more than 50% of the outstanding Capital Securities (or other ownership interest) having ordinary voting power to elect a majority of the board of directors, managers or other voting members of the governing body of such entity (irrespective of whether at the time Capital Securities (or other ownership interest) of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requires, the term "Subsidiary" shall be a reference to a Subsidiary of WWI.

      "Subsidiary Guaranty" means the Guaranty made or to be made, as the case may be, by the U.S. Subsidiaries (other than the SP1 Borrower and the Designated Subsidiary), UKHC1, UKHC2 and WWUK and its Subsidiaries, executed and delivered pursuant to the terms of this Agreement, and substantially in the form of Exhibit H hereto, as amended, supplemented, restated or otherwise modified from time to time in accordance with its terms.

      "Swing Line Lender" means Scotiabank (or another Lender designated by Scotiabank with the consent of WWI, if such Lender agrees to be the Swing Line Lender hereunder), in such Person's capacity as the maker of Swing Line Loans.

      "Swing Line Loan" is defined in clause (b) of Section 2.1.2.

      "Swing Line Loan Commitment" means, with respect to the Swing Line Lender, the Swing Line Lender's obligation pursuant to clause (b) of Section 2.1.2 to make Swing Line Loans and, with respect to each Lender with a Commitment to make Revolving Loans (other than the Swing Line Lender), such Lender's obligation to participate in Swing Line Loans pursuant to Section 2.3.2.

      "Swing Line Loan Commitment Amount" means, on any date, $5,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

      "Swing Line Note" means a promissory note of WWI payable to the Swing Line Lender, in substantially the form of Exhibit A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of WWI to the Swing Line Lender resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "Syndication Agent" is defined in the preamble.

      "Taxes" is defined in Section 4.6.

      "Term Loans" means collectively, the Term-A Loans and the Term-B Loans.

      "Term-A Loan Commitment Amount" means $75,000,000.

      "Term-A Loan Lender" means any Lender which, on the Effective Date, has a Percentage of the Term-A Loan Commitment Amount.

      "Term-A Loans" is defined in clause (a) of Section 2.1.1.

      "Term-A Loan Commitment Termination Date" means the earliest of :

            (a) October 15, 1999, if the Term-A Loans have not been made on or prior to such date;

            (b) the Effective Date (immediately after the making of the Term-A Loans on such date); and

            (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clauses (b) or (c), the Term-A Loan Commitments shall terminate automatically and without any further action.

      "Term-A Note" means a promissory note of WWI, payable to the order of any Lender, in the form of Exhibit A-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of WWI to such Lender resulting from outstanding Term-A Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "Term-B Loan Commitment Amount" means $75,000,000.

      "Term-B Loan Lender" means any Lender which on the Effective Date has a Percentage of the Term-B Loan Commitment Amount.

      "Term-B Loans" is defined in clause (b) of Section 2.1.1.

      "Term-B Note" means a promissory note of WWI, payable to the order of any Lender, in the form of Exhibit A-4 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of WWI to such Lender resulting from outstanding Term-B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "Term-B Loan Commitment Termination Date" means the earliest of

            (a) October 15, 1999, if the Term-B Loans have not been made on or prior to such date;

            (b) the Effective Date (immediately after the making of the Term-B Loans on such date); and

            (c) the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clauses (b) or (c), the Term-B Loan Commitments shall terminate automatically and without any further action.

      "TLC" means an instrument executed by the SP1 Borrower, which acknowledges the Indebtedness of the SP1 Borrower with respect to any Lender, in the form of Exhibit A-6 hereto (as such instrument may be amended, endorsed or otherwise modified from time to time), and also means all other instruments accepted from time to time in substitution therefor or renewal thereof.

      "TLC Commitment" is defined in Section 2.9

      "TLC Commitment Amount" means $87,000,000.

      "TLC Commitment Termination Date" means

            (a) October 15, 1999, if the TLCs have not been made on or prior to such date;

            (b) the Effective Date (immediately after the making of the TLCs on such date); and

            (c) the date on which any Commitment Termination Event occurs.

      "TLC Deed Poll" means the Deed Poll, dated as of September 29, 1999, among the SP1 Borrower and each TLC Holder (as defined therein), as amended, amended and restated, supplemented or otherwise modified from time to time.

      "TLC Lender" means any Lender which on the Effective Date has TLC Commitments.

      "Total Exposure Amount" means, on any date of determination, the then outstanding principal amount of all Term Loans and the TLCs and the then effective Revolving Loan Commitment Amount.

      "Trademark Security Agreement" means a Trademark Security Agreement executed and delivered by any Obligor substantially in the form of Exhibit B to the WWI Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

      "Tranche" means, as the context may require, the (a) Loans constituting Term-A Loans, Term-B Loans, Swing Line Loans or Revolving Loans or (b) TLCs.

      "Transaction" is defined in the first recital.

      "type" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

      "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

      "UKHC1" means Weight Watchers UK Holding Ltd, a company incorporated under the laws of England.

      "UKHC2" means Weight Watchers International Ltd, a company incorporated under the laws of England.

      "U.K. Pledge Agreement" means the Deed of Charge to be executed and delivered by WWI on or prior to the third Business Day after the Closing Date, in form and substance acceptable to the Administrative Agent pursuant to Section
7.1.16 (and with respect to UKHC1, UKHC2 and WWUK and its Subsidiaries, the Deed of Charge to be executed and delivered pursuant to clause (c) of Section 7.1.14 by such Subsidiaries), together with each other pledge agreement delivered pursuant to clause (b) of Section 7.1.7, as amended, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereof.

      "U.K. Security Agreement" means the Debenture to be executed and delivered by UKHC1, UKHC2 and WWUK and each of its Subsidiaries pursuant to clause (c) of
Section 7.1.14, in form and substance acceptable to the Administrative Agent, together with each other security agreement delivered pursuant to clause (a) of
Section 7.1.7, as amended, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereof.

      "U.K. Subsidiary" means any Subsidiary that is incorporated under the laws of England.

      "United States" or "U.S." means the United States of America, its fifty States and the District of Columbia.

      "U.S. Dollar" and the sign "$" mean lawful money of the United States.

      "U.S. Subsidiary" means any Subsidiary that is incorporated or organized under the laws of the United States or a state thereof or the District of Columbia.

      "Voting Stock" means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

      "Waiver" means an agreement in favor of the Administrative Agent for the benefit of the Lenders and the Issuer in form and substance reasonably satisfactory to the Administrative Agent.

      "Warnaco Agreement" means that certain License Agreement, dated as of January 8, 1999, between Warnaco Inc., a Delaware corporation, and WWI.

      "Welfare Plan" means a "welfare plan", as such term is defined in section 3(1) of ERISA, and to which WWI or any of its Subsidiaries has any liability.

      "Wholly-owned Subsidiary" shall mean, with respect to any Person, any Subsidiary of such Person all of the Capital Securities (and all rights and options to purchase such Capital Securities) of which, other than directors' qualifying shares or shares sold pursuant to Local Management Plans, are owned, beneficially and of record, by such Person and/or one or more Wholly-owned Subsidiaries of such Person.

      "WW Australia" means Weight Watchers International Pty. Ltd. (ACN 070 836
449), an Australian company incorporated in the State of New South Wales and resident in Australia and the direct corporate parent of FPL and the SP1 Borrower.

      "WWI Pledge Agreement" means the Pledge Agreement executed and delivered by WWI and its U.S. Subsidiaries (other than the Designated Subsidiary) pursuant to clause (a) of Section 5.1.8, substantially in the form of Exhibit G-1 hereto, together with each Supplement thereto delivered pursuant to clause (b) of
Section 7.1.7, as amended, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereof.

      "WWI Security Agreement" means the Security Agreement executed and delivered by WWI and all U.S. Subsidiaries of WWI (other than the Designated Subsidiary) pursuant to clause (a) of Section 5.1.9, substantially in the form of Exhibit F-1 hereto, together with each Supplement thereto delivered pursuant to clause (a) of Section 7.1.7, as amended, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereof.

      "WWI Common Shares" is defined in the third recital.

      "WWI Guaranty" means the Guaranty made by WWI contained in Article VIII.

      "WWI Preferred Shares" is defined in the fourth recital.

      "WWUK" means Weight Watchers UK Limited and its Subsidiaries.

      SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each other Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

      SECTION 1.3. Cross-References. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

      SECTION 1.4. Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") as in effect as of April 24, 1999.

      SECTION 1.5. Currency Conversions. If it shall be necessary for purposes of this Agreement to convert an amount in one currency into another currency, unless otherwise provided herein, the exchange rate shall be determined by reference to the New York foreign exchange selling rates (such determination to be made as at the date of the relevant transaction), as determined by the Administrative Agent (in accordance with its standard practices).

                                   ARTICLE II

                 COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES,
                   NOTES, LETTERS OF CREDIT AND TLC PROVISIONS

      SECTION 2.1. Loan Commitments. On the terms and subject to the conditions of this Agreement (including Article V),

            (a) each Lender severally agrees to make Loans (other than Swing Line Loans) pursuant to the Commitments and the Swing Line Lender agrees to make Swing Line Loans pursuant to the Swing Line Loan Commitment in each case as described in this Section 2.1; and

            (b) each Issuer severally agrees that it will issue Letters of Credit pursuant to Section 2.1.3, and each other Lender that has a Revolving Loan Commitment severally agrees that it will purchase participation interests in such Letters of Credit pursuant to Section 2.6.1.

      SECTION 2.1.1. Term Loans. Subject to compliance by the Obligors with the terms of Sections 2.1.4, 5.1 and 5.2, in a single Borrowing on the Closing Date (which shall be a Business Day) occurring on or prior to the applicable Commitment Termination Date, each Lender (a) having a Percentage of the Term-A Loan Commitment Amount will make loans denominated in U.S. Dollars (relative to such Lender, its "Term-A Loans") to WWI equal to such Lender's Percentage, if any, of the aggregate amount of the Borrowings of Term-A Loans requested by WWI to be made on the Closing Date (with the commitment of each such Lender described in this clause (a) being herein referred to as its "Term-A Loan Commitment") and (b) having a Percentage of the Term-B Loan Commitment Amount will make loans denominated in U.S. Dollars (relative to such Lender, its "Term-B Loans") to WWI equal to such Lender's Percentage, if any, of the aggregate amount of the Borrowings of Term-B Loans requested by WWI to be made on the Closing Date (with the commitment of each such Lender described in this clause (b) herein referred to as its "Term-B Loan Commitment"). No amounts paid or prepaid with respect to Term-A Loans or Term-B Loans may be reborrowed.

      SECTION 2.1.2. Revolving Loan Commitment and Swing Line Loan Commitment. Subject to compliance by the Obligors with the terms of Section 2.1.4, Section 5.1, Section 5.2 and Section 5.3 the Revolving Loans and Swing Line Loans will be made as set forth below.

            (a) From time to time on any Business Day occurring concurrently with (or after) the making of the Term Loans but prior to the Revolving Loan Commitment Termination Date, each Lender that has a Revolving Loan Commitment will make loans (relative to such Lender, its "Revolving Loans") to WWI in U.S. Dollars, equal to such Lender's Percentage of the aggregate amount of the Borrowing of the Revolving Loans requested by such Borrower to be made on such day. The Commitment of each Lender described in this clause (a) is herein referred to as its "Revolving Loan Commitment". On the terms and subject to the conditions hereof, any Borrower may from time to time borrow, prepay and reborrow the Revolving Loans.

            (b) From time to time on any Business Day occurring concurrently with (or after) the making of the Term Loans, but prior to the Revolving Loan Commitment Termination Date, the Swing Line Lender will make loans (relative to the Swing Line Lender, its "Swing Line Loans") to WWI equal to the principal amount of the Swing Line Loans requested by WWI. On the terms and subject to the conditions hereof, WWI may from time to time borrow, prepay and reborrow such Swing Line Loans.

            (c) At any time that no Default has occurred and is continuing, and on or before September 30, 2004, WWI may notify the Administrative Agent that WWI is requesting that, on the terms and subject to the conditions contained in this Agreement, the Lenders and/or other lenders not then a party to this Agreement provide up to an aggregate amount of $20,000,000 in additional Revolving Loan Commitments. Upon receipt of such notice, the

      Administrative Agent shall use commercially reasonable efforts to arrange for the Lenders or other Eligible Institutions to provide such additional Revolving Loan Commitments; provided that the Administrative Agent will first offer each of the Lenders that then has a Percentage of the Revolving Loan Commitment a pro rata portion of any such additional Revolving Loan Commitment. Nothing contained in this clause (c) or otherwise in this Agreement is intended to commit any Lender or any Agent to provide any portion of any such additional Revolving Loan Commitments. If and to the extent that any Lenders and/or other lenders agree, in their sole discretion, to provide any such additional Revolving Loan Commitments, (i) the Revolving Loan Commitment Amount shall be increased by the amount of the additional Revolving Loan Commitments agreed to be so provided, (ii) the Percentages of the respective Lenders in respect of the Revolving Loan Commitment shall be proportionally adjusted (provided that the Percentage of each Lender shall not be increased without the consent of such Lender), (iii) at such time and in such manner as WWI and the Administrative Agent shall agree (it being understood that WWI and the Agents will use commercially reasonable efforts to avoid the prepayment or assignment of any LIBO Rate Loan on a day other than the last day of the Interest Period applicable thereto), the Lenders shall assign and assume outstanding Revolving Loans and participations in outstanding Letters of Credit so as to cause the amounts of such Revolving Loans and participations in Letters of Credit held by each Lender to conform to the respective Percentages of the Revolving Loan Commitment of the Lenders and
      (iv) WWI shall execute and deliver any additional Notes or other amendments or modifications to this Agreement or any other Loan Document as the Administrative Agent may reasonably request.

      SECTION 2.1.3. Letter of Credit Commitment. Subject to compliance by the Obligors with the terms of Section 2.1.5, Section 5.1, Section 5.2 and Section 5.3, from time to time on any Business Day occurring from and after the Effective Date but prior to the Revolving Loan Commitment Termination Date, the Issuer will

            (a) issue one or more standby or documentary letters of credit (each referred to as a "Letter of Credit") for the account of WWI in the Stated Amount requested by WWI on such day; or

            (b) extend the Stated Expiry Date of an existing standby Letter of Credit previously issued hereunder to a date not later than the earlier of
      (x) the Revolving Loan Commitment Termination Date and (y) one year from the date of such extension.

      SECTION 2.1.4. Lenders Not Permitted or Required To Make the Loans. No Lender shall be permitted or required to, and WWI shall not request that any Lender, make

            (a) any Term-A Loan or Term-B Loan (as the case may be) if, after giving effect thereto, the aggregate original principal amount of all the Term-A Loans or Term-B Loans (as the case may be):

                  (i) of all Lenders would exceed the Term-A Loan Commitment
            Amount (in the case of Term-A Loans), or Term-B Loan Commitment Amount (in the case of Term-B Loans); or

                  (ii) of such Lender would exceed such Lender's Percentage of the Term-A Loan Amount (in the case of Term-A Loans) or the Term-B Loan Amount (in the case of Term-B Loans);

            (b) any Revolving Loan or Swing Line Loan if, after giving effect thereto, the aggregate outstanding principal amount of all the Revolving Loans and Swing Line Loans

                  (i) of all the Lenders with Revolving Loan Commitments,
            together with the aggregate amount of all Letter of Credit Outstandings, would exceed the Revolving Loan Commitment Amount; or

                  (ii) of such Lender with a Revolving Loan Commitment (other than the Swing Line Lender), together with such Lender's Percentage of the aggregate amount of all Letter of Credit Outstandings, would exceed such Lender's Percentage of the Revolving Loan Commitment Amount; or

            (c) any Swing Line Loan if after giving effect to the making of such Swing Line Loan, the outstanding principal amount of all Swing Line Loans would exceed the then existing Swing Line Loan Commitment Amount.

      SECTION 2.1.5. Issuer Not Permitted or Required to Issue Letters of Credit. No Issuer shall be permitted or required to issue any Letter of Credit if, after giving effect thereto, (a) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or (b) the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding would exceed the Revolving Loan Commitment Amount.

      SECTION 2.2. Reduction of the Commitment Amounts. The Commitment Amounts are subject to reductions from time to time pursuant to this Section 2.2.

      SECTION 2.2.1. Optional. WWI may, from time to time on any Business Day occurring after the time of the initial Credit Extension hereunder, voluntarily reduce the Swing Line Loan Commitment Amount, the Letter of Credit Commitment Amount or the Revolving Loan Commitment Amount; provided, however, that all such reductions shall require at least three Business Days' prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $100,000. Any reduction of the Revolving Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below the sum of (i) the Swing Line Loan Commitment Amount and (ii) the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount and/or Letter of Credit Commitment Amount (as directed by WWI in a notice to the Administrative Agent delivered together with the notice of such voluntary reduction in the Revolving Loan Commitment Amount) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or the Issuer.

      SECTION 2.2.2. Mandatory. Following the prepayment in full of the Term Loans and the TLCs, the Revolving Loan Commitment Amount shall, without any further action, automatically and permanently be reduced on the date the Term Loans and the TLCs would otherwise have been required to be prepaid with any Net Disposition Proceeds, Net Equity Proceeds, or Excess Cash Flow, in an amount equal to the amount by which the Term Loans and the TLCs would otherwise be required to be prepaid if Term Loans and the TLCs had been outstanding. Any reduction of the Revolving Loan Commitment Amount which reduces the Revolving Loan Commitment Amount below the sum of (i) the Swing Line Loan Commitment Amount and (ii) the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount and/or Letter of Credit Commitment Amount (as directed by WWI in a notice to the Administrative Agent) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or the Issuer.

      SECTION 2.3. Borrowing Procedures and Funding Maintenance. Loans shall be made by the Lenders in accordance with this Section.

      SECTION 2.3.1. Term Loans and Revolving Loans. By delivering a Borrowing Request to the Administrative Agent on or before 12:00 noon, New York time, on a Business Day, WWI may from time to time irrevocably request, on not less than one (in the case of Base Rate Loans) and three (in the case of LIBO Rate Loans) nor more than (in each case) five Business Days' notice, that a Borrowing be made, in the case of LIBO Rate Loans, in a minimum amount of $2,000,000, and an integral multiple of $500,000, and in the case of Base Rate Loans, in a minimum amount of $500,000 and an integral multiple thereof or, in either case, in the unused amount of the applicable Commitment. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 11:00 a.m., New York time, on such Business Day each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the applicable Borrower by wire transfer to the accounts such Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

      SECTION 2.3.2. Swing Line Loans.

            (a) By telephonic notice, promptly followed (within three Business
      Days) by the delivery of a confirming Borrowing Request, to the Swing Line Lender on or before 11:00 a.m., New York time, on a Business Day, WWI may from time to time irrevocably request that Swing Line Loans be made by the Swing Line Lender in an aggregate minimum principal amount of $200,000 and an integral multiple of $100,000. Each request by WWI for a Swing Line Loan shall constitute a representation and warranty by WWI that on the date of such request and (if different) the date of the making of the Swing Line Loan, both immediately before and after giving effect to such Swing Line Loan and the application of the proceeds thereof, the statements made in Section 5.2.1 are true and correct. All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into LIBO Rate Loans. The proceeds of each Swing Line Loan shall be made available by the Swing Line Lender, by its close of business on the Business Day telephonic notice is received by it as provided in the preceding sentences, to WWI by wire transfer to the accounts WWI shall have specified in its notice therefor.

            (b) If (i) any Swing Line Loan shall be outstanding for more than four full Business Days or (ii) after giving effect to any request for a Swing Line Loan or a Revolving Loan the aggregate principal amount of Revolving Loans and Swing Line Loans outstanding to the Swing Line Lender, together with the Swing Line Lender's Percentage of all Letter of Credit Outstandings, would exceed the Swing Line Lender's Percentage of the Revolving Loan Commitment Amount, the Swing Line Lender, at any time in its sole and absolute discretion may request each Lender that has a Revolving Loan Commitment, and each such Lender, including the Swing Line Lender hereby agrees, to make a Revolving Loan (which shall always be initially funded as a Base Rate Loan) in an amount equal to such Lender's Percentage of the amount of the Swing Line Loans ("Refunded Swing Line Loans") outstanding on the date such notice is given. On or before 11:00 a.m. (New York time) on the first Business Day following receipt by each Lender of a request to make Revolving Loans as provided in the preceding sentence, each such Lender (other than the Swing Line Lender) shall deposit in an account specified by the Administrative Agent to the Lenders from time to time the amount so requested in same day funds, whereupon such funds shall be immediately delivered to the Swing Line Lender (and not WWI) and applied to repay the Refunded Swing Line Loans. On the day such Revolving Loans are made, the Swing Line Lender's Percentage of the Refunded Swing Line Loans shall be deemed to be paid. Upon the making of any Revolving Loan pursuant to this clause, the amount so funded shall become due under such Lender's Revolving Note and shall no longer be owed under the Swing Line Note. Each Lender's obligation to make the Revolving Loans referred to in this clause shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation,
      (i) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, WWI or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default; (iii) any adverse change in the condition (financial or otherwise) of WWI or any other Obligor, subsequent to the date of the making of a Swing Line Loan; (iv) the acceleration or maturity of any Loans or the termination of the Revolving Loan Commitment after the making of any Swing Line Loan; (v) any breach of this Agreement by WWI, any other Obligor or any other Lender; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

            (c) In the event that (i) WWI or any Subsidiary is subject to any bankruptcy or insolvency proceedings as provided in Section 9.1.9 or (ii) the Swing Line Lender otherwise requests, each Lender with a Revolving Loan Commitment shall acquire without recourse or warranty an undivided participation interest equal to such Lender's Percentage of any Swing Line Loan otherwise required to be repaid by such Lender pursuant to the preceding clause by paying to the Swing Line Lender on the date on which such Lender would otherwise have been required to make a Revolving Loan in respect of such Swing Line Loan pursuant to the preceding clause, in same day funds, an amount equal to such Lender's Percentage of such Swing Line Loan, and no Revolving Loans shall be made by such Lender pursuant to the preceding clause. From and after the date on which any Lender purchases an undivided participation interest in a Swing Line Loan pursuant to this clause, the Swing Line Lender shall distribute to such Lender (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participation interest is outstanding and funded) its ratable amount of all payments of principal and interest in respect of such Swing Line Loan in like funds as received; provided, however, that in the event such payment received by the Swing Line Lender is required to be returned to WWI, such Lender shall return to the Swing Line Lender the portion of any amounts which such Lender had received from the Swing Line Lender in like funds.

            (d) Notwithstanding anything herein to the contrary, the Swing Line Lender shall not be obligated to make any Swing Line Loans if it has elected after the occurrence of a Default not to make Swing Line Loans and has notified WWI in writing or by telephone of such election. The Swing Line Lender shall promptly give notice to the Lenders of such election not to make Swing Line Loans.

      SECTION 2.4. Continuation and Conversion Elections. By delivering a Continuation/ Conversion Notice to the Administrative Agent on or before 12:00 noon, New York time, on a Business Day, WWI may from time to time irrevocably elect, on not less than one (in the case of a conversion of LIBO Rate Loans to Base Rate Loans) and three (in the case of a continuation of LIBO Rate Loans or a conversion of Base Rate Loans into LIBO Rate Loans) nor more than (in each case) five Business Days' notice that all, or any portion in an aggregate minimum amount of $2,000,000 and an integral multiple of $500,000, in the case of the continuation of, or conversion into, LIBO Rate Loans, or an aggregate minimum amount of $500,000 and an integral multiple thereof, in the case of the conversion into Base Rate Loans, (other than Swing Line Loans as provided in clause (a) of Section

2.3.2) be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, be converted into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of the relevant Lenders, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

      SECTION 2.5. Funding. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan, so long as such action does not result in increased costs to WWI; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of WWI to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility; and provided, further, however, that such Lender shall cause such foreign branch, Affiliate or international banking facility to comply with the applicable provisions of clause (b) of Section 4.6 with respect to such LIBO Rate Loan. In addition, WWI hereby consents and agrees that, for purposes of any determination to be made for purposes of Section 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing U.S. Dollar deposits in its LIBOR Office's interbank eurodollar market.

      SECTION 2.6. Issuance Procedures. By delivering to the Administrative Agent an Issuance Request on or before 12:00 noon, New York time, on a Business Day, WWI may, from time to time irrevocably request, on not less than three nor more than ten Business Days' notice (or such shorter notice as may be acceptable to the Issuer), in the case of an initial issuance of a Letter of Credit, and not less than three nor more than ten Business Days' notice (unless a shorter notice period is acceptable to the Issuer) prior to the then existing Stated Expiry Date of a Letter of Credit, in the case of a request for the extension of the Stated Expiry Date of a Letter of Credit, that the Issuer issue, or extend the Stated Expiry Date of, as the case may be, an irrevocable Letter of Credit for WWI's account or for the account of any wholly-owned U.S. Subsidiary of WWI that is a party to the Subsidiary Guaranty and the WWI Security Agreement and whose outstanding Capital Securities is pledged to the Administrative Agent for the benefit of the Lenders pursuant to the WWI Pledge Agreement, in such form as may be requested by WWI and approved by the Issuer, solely for the purposes described in Section 7.1.9. Notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, WWI hereby acknowledges and agrees that it shall be obligated to reimburse the Issuer upon each Disbursement of a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is WWI or a Subsidiary of WWI). Upon receipt of an Issuance Request, the Administrative Agent shall promptly notify the Issuer and each Lender thereof. Each Letter of Credit shall by its terms be stated to expire on a date (its "Stated Expiry Date") no later than the earlier to occur of (i) the

Revolving Loan Commitment Termination Date or (ii) one year from the date of its issuance. The Issuer will make available to the beneficiary thereof the original of each Letter of Credit which it issues hereunder.

      SECTION 2.6.1. Other Lenders' Participation. Upon the issuance of each Letter of Credit issued by the Issuer pursuant hereto, and without further action, each Lender (other than the Issuer) that has a Revolving Loan Commitment shall be deemed to have irrevocably purchased from the Issuer, to the extent of its Percentage to make Revolving Loans, and the Issuer shall be deemed to have irrevocably granted and sold to such Lender a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation and all rights with respect thereto), and such Lender shall, to the extent of its Revolving Loan Commitment Percentage, be responsible for reimbursing promptly (and in any event within one Business Day) the Issuer for Reimbursement Obligations which have not been reimbursed by WWI in accordance with Section 2.6.3. In addition, such Lender shall, to the extent of its Percentage to make Revolving Loans, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to Section 3.3.3 with respect to each Letter of Credit and of interest payable pursuant to Section 3.2 with respect to any Reimbursement Obligation. To the extent that any Lender has reimbursed the Issuer for a Disbursement as required by this Section, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from WWI or otherwise) in respect of such Disbursement.

      SECTION 2.6.2. Disbursements; Conversion to Revolving Loans. The Issuer will notify WWI and the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by the Issuer, together with notice of the date (the "Disbursement Date") such payment shall be made (each such payment, a "Disbursement"). Subject to the terms and provisions of such Letter of Credit and this Agreement, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. Prior to 12:00 noon, New York time, on the first Business Day following the Disbursement Date (the "Disbursement Due Date"), WWI will reimburse the Administrative Agent, for the account of the Issuer, for all amounts which the Issuer has disbursed under such Letter of Credit, together with interest thereon at the rate per annum otherwise applicable to Revolving Loans (made as Base Rate Loans) from and including the Disbursement Date to but excluding the Disbursement Due Date and, thereafter (unless such Disbursement is converted into a Base Rate Loan on the Disbursement Due Date), at a rate per annum equal to the rate per annum then in effect with respect to overdue Revolving Loans (made as Base Rate Loans) pursuant to Section
3.2.2 for the period from the Disbursement Due Date through the date of such reimbursement; provided, however, that, if no Default shall have then occurred and be continuing, unless WWI has notified the Administrative Agent no later than one Business Day prior to the Disbursement Due Date that it will reimburse the Issuer for the applicable Disbursement, then the amount of the Disbursement shall be deemed to be a Revolving Loan constituting a Base Rate Loan and following the giving of notice thereof by the Administrative Agent to the Lenders, each Lender with a commitment to make Revolving Loans (other than the Issuer) will deliver to the Issuer on the Disbursement Due Date immediately available funds in an amount equal to such Lender's Percentage of such Revolving Loan. Each conversion of Disbursement amounts into

Revolving Loans shall constitute a representation and warranty by WWI that on the date of the making of such Revolving Loan all of the statements set forth in
Section 5.2.1 are true and correct.

      SECTION 2.6.3. Reimbursement. The obligation (a "Reimbursement Obligation") of WWI under Section 2.6.2 to reimburse the Issuer with respect to each Disbursement (including interest thereon) not converted into a Base Rate Loan pursuant to Section 2.6.2, and, upon the failure of WWI to reimburse the Issuer and the giving of notice thereof by the Administrative Agent to the Lenders, each Lender's (to the extent it has a Revolving Loan Commitment) obligation under Section 2.6.1 to reimburse the Issuer or fund its Percentage of any Disbursement converted into a Base Rate Loan, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which WWI or such Lender, as the case may be, may have or have had against the Issuer or any such Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; provided, however, that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of WWI or such Lender, as the case may be, to commence any proceeding against the Issuer for any wrongful Disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Issuer.

      SECTION 2.6.4. Deemed Disbursements. Upon the occurrence and during the continuation of any Event of Default of the type described in Section 9.1.9 or, with notice from the Administrative Agent acting at the direction of the Required Lenders, upon the occurrence and during the continuation of any other Event of Default,

            (a) an amount equal to that portion of all Letter of Credit Outstandings attributable to the then aggregate amount which is undrawn and available under all Letters of Credit issued and outstanding shall, without demand upon or notice to WWI or any other Person, be deemed to have been paid or disbursed by the Issuer under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed); and

            (b) upon notification by the Administrative Agent to WWI of its obligations under this Section, WWI shall be immediately obligated to reimburse the Issuer for the amount deemed to have been so paid or disbursed by the Issuer.

Any amounts so payable by WWI pursuant to this Section shall be deposited in cash with the Administrative Agent and held as collateral security for the Obligations in connection with the Letters of Credit issued by the Issuer. At such time when the Events of Default giving rise to the deemed disbursements hereunder shall have been cured or waived, the Administrative Agent shall return to WWI all amounts then on deposit with the Administrative Agent pursuant to this Section, together with accrued interest at the Federal Funds Rate, which have not been applied to the satisfaction of such Obligations.

      SECTION 2.6.5. Nature of Reimbursement Obligations. WWI and, to the extent set forth in Section 2.6.1, each Lender with a Revolving Loan Commitment, shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuer (except to the extent of its own gross negligence or willful misconduct) shall not be responsible for:

            (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

            (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

            (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

            (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

            (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to the Issuer or any Lender with a Revolving Loan Commitment hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon WWI, each Obligor and each such Lender, and shall not put the Issuer under any resulting liability to WWI, any Obligor or any such Lender, as the case may be.

      SECTION 2.7. Notes. Each Lender's Loans under a Commitment for a Loan shall be evidenced, if such Lender shall request, by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original applicable Commitment Amount. All Swing Line Loans made by the Swing Line Lender shall be evidenced by a Swing Line Note payable to the order of the Swing Line Lender in a maximum principal amount equal to the Swing Line Loan Commitment Amount. WWI hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on WWI absent manifest error; provided, however, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of WWI or any other Obligor.

      SECTION 2.8. Registered Notes. (a) Any Non-U.S. Lender that could become completely exempt from withholding of any Taxes in respect of payment of any interest due to such Non-U.S. Lender under this Agreement if the Notes held by such Lender were in registered form for U.S. Federal income tax purposes may request WWI (through the Administrative Agent), and WWI agrees (i) to exchange for any Notes held by such Lender, or (ii) to issue to such Lender on the date it becomes a Lender, promissory notes(s) registered as provided in clause (b) of this Section 2.8 (each a Registered Note). Registered Notes may not be exchanged for Notes that are not Registered Notes.

      (b) The Administrative Agent shall enter, in the Register, the name of the registered owner of the Non-U.S. Lender Obligation(s) evidenced by a Registered Note.

      (c) The Register shall be available for inspection by WWI and any Lender at any reasonable time upon reasonable prior notice.

      SECTION 2.9. TLC Facility. Each TLC Lender shall purchase, on the Closing Date, TLCs from the SP1 Borrower (with the commitment of each such TLC Lender to purchase TLCs being, its "TLC Commitment") equal to such TLC Lender's Percentage of the TLC Commitment Amount. No amounts paid or prepaid with respect to TLCs may be reborrowed.

                                   ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

      SECTION 3.1. Repayments and Prepayments; Application.

      SECTION 3.1.1. Repayments and Prepayments. The SP1 Borrower and WWI shall repay in full the unpaid principal amount of each Loan and TLC, as applicable, upon the Stated Maturity Date therefor. Prior thereto,

            (a) any Borrower may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any

                  (i) Loan (other than Swing Line Loans) or TLC, provided,
            however, that

                        (A) any such prepayment of the Term-A Loans or Term-B
                  Loans or TLCs shall be made pro rata among such Term-A Loans or Term-B Loans or TLCs of the same type and if applicable, having the same Interest Period as all Lenders that have made such Term-A Loans or Term-B Loans or TLCs, and any such prepayment of Revolving Loans shall be made pro rata among the Revolving Loans of the same type and, if applicable, having the same Interest Period as all Lenders that have made such Revolving Loans;

                        (B) the Borrowers shall comply with Section 4.4 in the
                  event that any LIBO Rate Loan is prepaid on any day other than the last day of the Interest Period for such Loan;

                        (C) all such voluntary prepayments shall require at
                  least three but no more than five Business Days' prior written notice to the Administrative Agent; and

                        (D) all such voluntary partial prepayments shall be, in
                  the case of LIBO Rate Loans or TLCs bearing interest with reference to the LIBO Rate, in an aggregate minimum amount of $2,000,000 and an integral multiple of $500,000 and, in the case of Base Rate Loans or TLCs bearing interest with reference to the Base Rate, in an aggregate minimum amount of $500,000 and an integral multiple thereof; or

                  (ii) Swing Line Loans, provided that all such voluntary
            prepayments shall require prior telephonic notice to the Swing Line Lender on or before 1:00 p.m., New York time, on the day of such prepayment (such notice to be confirmed in writing within 24 hours thereafter);

provided, that in the event such prepayment of Term-B Loans or TLCs occurs (x) after the Closing Date and on any day prior to the first anniversary thereof, WWI shall pay to the Administrative Agent for the account of all Term-B Lenders or TLC Lenders, as the case may be, a fee in the amount of 2% of such prepayment and (y) on and after the date which is the first anniversary of the Closing Date and on or prior to the second anniversary of the Closing Date, WWI shall pay the Administrative Agent for the account of all Term-B Lenders or TLC Lenders, as the case may be, a fee in the amount of 1% of such prepayment;

            (b) the SP1 Borrower and WWI, as the case may be, shall no later than one Business Day following the receipt by WWI or any of its Subsidiaries of any Net Disposition Proceeds, deliver to the Administrative Agent a calculation of the amount of such Net Disposition Proceeds and, subject to the following proviso, make a mandatory prepayment of the Term Loans and TLCs in an amount equal to 100% of such Net Disposition Proceeds, to be applied as set forth in Section 3.1.2; provided, however, that, at the option of WWI and so long as no Default shall have occurred and be continuing, WWI may use or cause the appropriate Subsidiary to use the Net Disposition Proceeds to purchase assets useful in the business of WWI and its Subsidiaries or to purchase a majority controlling interest in a Person owning such assets or to increase any such controlling interest already maintained by it; provided, that if such Net Disposition Proceeds arise from or are related to a Disposition of assets of a Guarantor then any such reinvestment must either be made by or in a Guarantor or a Person which upon the making of such reinvestment becomes a Guarantor (with such assets or interests collectively referred to as "Qualified Assets") within 365 days after the consummation (and with the Net Disposition Proceeds) of such sale, conveyance or disposition, and in the event WWI elects to exercise its right to purchase Qualified Assets with the Net Disposition Proceeds pursuant to this clause, WWI shall deliver a certificate of an Authorized Officer of WWI to the Administrative Agent within 30 days following the receipt of Net Disposition Proceeds setting forth the amount of the Net Disposition Proceeds which WWI expects to use to purchase Qualified Assets during such 365 day period; provided, further, that WWI and its Subsidiaries shall only be permitted to reinvest Net Disposition Proceeds in Qualified Assets to the extent permitted by Section 7.2.5 over the term of this Agreement. If and to the extent that WWI has elected to reinvest Net Disposition Proceeds as permitted above, then on the date which is 365 days (in the case of clause (b)(i) below) and 370 days (in the case of clause (b)(ii) below) after the relevant sale, conveyance or disposition, WWI shall (i) deliver a certificate of an Authorized Officer of WWI to the Administrative Agent certifying as to the amount and use of such Net Disposition Proceeds actually used to purchase Qualified Assets and (ii) deliver to the Administrative Agent, for application in accordance with this clause and Section 3.1.2, an amount equal to the remaining unused Net Disposition Proceeds;

            (c) the SP1 Borrower and WWI, as applicable, shall, no later than 5 Business Days following the delivery of WWI's annual audited financial reports required pursuant to clause (b) of Section 7.1.1 (beginning with the financial reports delivered in respect of the 2001 Fiscal Year), deliver to the Administrative Agent a calculation of the Excess Cash Flow for the prior Fiscal Year and no later than 5 Business Days following the delivery of such calculation, make a mandatory prepayment of the Term Loans and TLCs in an aggregate amount equal to 75% of the Excess Cash Flow (if any) for such Fiscal Year, to be applied as set forth in Section 3.1.2;

            (d) the SP1 Borrower and WWI, as applicable, concurrently with WWI's receipt of any Net Equity Proceeds, deliver to the Administrative Agent a calculation of the amount of such Net Equity Proceeds, and no later than 5 Business Days following the delivery of such calculation, make a mandatory prepayment of the Term Loans and TLCs in an aggregate amount equal to 50% of such Net Equity Proceeds, to be applied as set forth in Section 3.1.2; provided, that all such Net Equity Proceeds shall be deposited in a cash collateral account with the Administrative Agent upon receipt pending application to the Loans pursuant to this clause;

            (e) WWI shall, on each date when any reduction in the Revolving Loan Commitment Amount shall become effective, including pursuant to Section
      2.2 or Section 3.1.2, make a mandatory prepayment of Revolving Loans and (if necessary) Swing Line Loans, and (if necessary) deposit with the Administrative Agent cash collateral for Letter of Credit Outstandings) in an aggregate amount equal to the excess, if any, of the aggregate outstanding principal amount of all Revolving Loans, Swing Line Loans and Letters of Credit Outstanding over the Revolving Loan Commitment Amount as so reduced;

            (f) WWI shall, on the Stated Maturity Date and on each Quarterly Payment Date occurring on or during any period set forth below, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term-A Loans in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date (as such amounts may have otherwise been reduced pursuant to this Agreement), as applicable:

            03/31/00 through (and including)
                     09/30/04                           $3,125,000

            10/01/04 through (and including)
                     06/30/05                           $3,906,250

            07/01/05 through (and including)
                     Stated Maturity Date               $3,906,250, or the
                                                        then outstanding
                                                        principal amount of
                                                        all Term-A Loans, if
                                                        different;

            (g) WWI shall, on the Stated Maturity Date and on each Quarterly Payment Date occurring on or during any period set forth below, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term-B Loans in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date (as such amounts may have otherwise been reduced pursuant to this Agreement), as applicable:

            03/31/00 through (and including)            $187,500
                     09/30/05

            10/01/05 through (and including)            $17,671,875
                     06/30/06

            07/01/06 through (and including)
                     Stated Maturity Date               $17,671,875, or the
                                                        then outstanding
                                                        principal amount of all
                                                        Term-B Loans, if
                                                        different.

            (h) the SP1 Borrower shall, on the Stated Maturity Date and on each Quarterly Payment Date occurring on or during any period set forth below, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all TLCs in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date, as applicable (as such amounts may have otherwise been reduced pursuant to this Agreement):

            03/31/00 through (and including)
                     09/30/05                           $217,500

            10/01/05 through (and including)
                     06/30/06                           $20,499,375

            07/01/06 through (and including)
                     Stated Maturity Date               $20,499,375, or the
                                                        then outstanding
                                                        principal amount of
                                                        all TLCs, if different;

            (i) the SP1 Borrower and WWI, as the case may be, shall, immediately upon any acceleration of the Stated Maturity Date of any Loans or Obligations pursuant to Section 9.2 or Section 9.3, repay all Loans and TLCs and provide the Administrative Agent with cash collateral in an amount equal to the Letter of Credit Outstandings, unless, pursuant to
      Section 9.3, only a portion of all Loans and TLCs and Obligations are so accelerated (in which case the portion so accelerated shall be so prepaid or cash collateralized with the Administrative Agent); and

            (j) the SP1 Borrower shall, immediately upon receipt of proceeds in connection with the repayment of any intercompany loan payable to the SP1 Borrower, make a mandatory prepayment of the TLCs, to be applied as set forth in Section 3.1.2, in an amount equal to the sum of such proceeds, other than (x) scheduled amortization payments thereof and (y) any other payment to the SP1 Borrower which would otherwise result in a mandatory prepayment under this Section 3.1.1;

provided that in the event such prepayment under clause (b) or (d) of this Section occurs (x) after the Closing Date and on any day prior to the first anniversary thereof, WWI shall pay to the Administrative Agent for the account of all Term-B Lenders or TLC Lenders, as the case may be, a fee in the amount of 2% of such prepayment and (y) on and after the date which is the first anniversary of the Closing Date and on or prior to the second anniversary of the Closing Date, WWI shall pay the Administrative Agent for the account of all Term-B Lenders or TLC Lenders, as the case may be, a fee in the amount of 1% of such prepayment.

      Each prepayment of any Loans or TLCs made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4. No prepayment of principal of any Revolving Loans or Swing Line Loans pursuant to clauses (a) of Section 3.1.1 shall cause a reduction in the Revolving Loan Commitment Amount or the Swing Line Loan Commitment Amount, as the case may be.

      SECTION 3.1.2. Application. (a) Subject to clause (b), each prepayment or repayment of the principal of the Loans or TLCs shall be applied, to the extent of such prepayment or repayment, first, to the principal amount thereof being maintained as Base Rate Loans or bearing interest with reference to the Base Rate, as the case may be, and second, to the principal amount thereof being maintained as LIBO Rate Loans or bearing interest with reference to the LIBO Rate, as the case may be.

      (b) Each voluntary prepayment of Term Loans or TLCs and each prepayment of Term Loans and TLCs made pursuant to clauses (b), (c) and (d) of Section 3.1.1 shall be applied pro rata to a mandatory prepayment of the outstanding principal amount of all Term Loans and TLCs (with the amount of such prepayment of the Term Loans or TLCs being applied to the remaining Term Loan and TLC amortization payments, as the case may be, required pursuant to clauses (f), (g) and (h) of
Section 3.1.1, in each case pro rata in accordance with the amount of each such remaining amortization payment), until all such Term Loans and TLCs have been paid in full; provided, however, that in the case of each prepayment of Term Loans and TLCs required pursuant to clauses (b), (c), and (d) of Section 3.1.1, any Lender that has Term-B Loans and TLCs outstanding (at a time when any Term-A Loans remain outstanding) may, by delivering a notice to the Administrative Agent at least one Business Day prior to the date that such prepayment is to be made, elect not to have its pro rata share of Term-B Loans or TLCs, as the case may be, prepaid, and upon any such election the Administrative Agent shall (x) apply 50% of the amount that otherwise would have prepaid such Lender's Term-B Loans or TLCs, as the case may be, to a mandatory prepayment of the Term-A Loans (until repaid in full), and then to a reduction in the Revolving Loan Commitment Amount and (y) permit the remaining 50% of such amount to be retained by the applicable Borrower.

      SECTION 3.2. Interest Provisions. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this Section 3.2.

      SECTION 3.2.1. Rates.

      (a) Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, WWI may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

            (i) with respect to Revolving Loans and Term-A Loans,

                  (A) on that portion maintained from time to time as a Base
            Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; and

                  (B) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin; and

            (ii) with respect to Term-B Loans,

                  (A) on that portion maintained from time to time as a Base
            Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin for such Loans; and

                  (B) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin for such Loans; and

            (iii) with respect to Swing Line Loans, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin.

All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

      SECTION 3.2.2. Post-Maturity Rates. After the date any principal amount of any Loan shall have become due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or any other monetary Obligation (other than overdue Reimbursement Obligations which shall bear interest as provided in
Section 2.6.2) of WWI shall have become due and payable, WWI shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to

            (a) in the case of any overdue principal amount of Loans, overdue interest thereon, overdue commitment fees or other overdue amounts owing in respect of Loans or other obligations (or the related Commitments) under a particular Tranche, the rate that would otherwise be applicable to Base Rate Loans under such Tranche pursuant to Section 3.2.1 plus 2%; and

            (b) in the case of overdue monetary Obligations (other than as described in clause (a)), the Alternate Base Rate plus 4%.

      SECTION 3.2.3. Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

            (a) on the Stated Maturity Date therefor;

            (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan;

            (c) with respect to Base Rate Loans, in arrears on each Quarterly Payment Date occurring after the date of the initial Borrowing hereunder;

            (d) with respect to LIBO Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the third month anniversary of such Interest Period);

            (e) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

            (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 9.2 or Section 9.3, immediately upon such acceleration.

Interest accrued on Loans, Reimbursement Obligations or other monetary Obligations (other than TLCs) arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

      SECTION 3.3. Fees. The Borrowers agree to pay the fees set forth in this
Section 3.3. All such fees shall be non-refundable.

      SECTION 3.3.1. Commitment Fee. WWI agrees to pay to the Administrative Agent for the account of each Lender that has a Revolving Loan Commitment, for the period (including any portion thereof when any of the Lender's Commitments are suspended by reason of any Borrower's inability to satisfy any condition of Article V) commencing on the Effective Date and continuing through the Revolving Loan Commitment Termination Date, a commitment fee at the rate of .50% per annum of the average daily unused portion of the Revolving Loan Commitment Amount. Such commitment fees shall be payable by WWI in arrears on each Quarterly Payment Date, commencing with the first such day following the Effective Date, and on the Revolving Loan Commitment Termination Date. The making of Swing Line Loans by the Swing Line Lender shall constitute the usage of the Revolving Loan Commitment with respect to the Swing Line Lender only and the commitment fees to be paid by WWI to the Lenders (other than the Swing Line Lender) shall be calculated and paid accordingly. Any term or provision hereof to the contrary notwithstanding, commitment fees payable for any period prior to the Effective Date shall be payable in accordance with the Fee Letter.

      SECTION 3.3.2. Administrative Agent's Fee. Each of the Borrowers agrees to pay to the Administrative Agent, for its own account, the non-refundable fees in the amounts and on the dates set forth in the Fee Letter.

      SECTION 3.3.3. Letter of Credit Fee. WWI agrees to pay to the Administrative Agent, for the pro rata account of the Issuer and each other Lender that has a Revolving Loan Commitment, a Letter of Credit fee in an amount equal to the Applicable Margin per annum for Revolving Loans that are maintained as LIBO Rate Loans, multiplied by the aggregate Stated Amount of all outstanding Letters of Credit, such fees being payable quarterly in arrears on each Quarterly Payment Date. WWI further agrees to pay to the Issuer for its own account an issuance fee in an amount as agreed to by WWI and the Issuer.

                                   ARTICLE IV

                     CERTAIN LIBO RATE AND OTHER PROVISIONS

      SECTION 4.1. LIBO Rate Lending Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to WWI and the Lenders, be conclusive and binding on WWI) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue, maintain or convert any Loans as LIBO Rate Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist (with the date of such notice being the "Reinstatement Date"), and (i) all LIBO Rate Loans previously made by such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion and (ii) all Loans thereafter made by such Lender and outstanding prior to the Reinstatement Date shall be made as Base Rate Loans, with interest thereon being payable on the same date that interest is payable with respect to corresponding Borrowing of LIBO Rate Loans made by Lenders not so affected.

      SECTION 4.2. Deposits Unavailable. If the Administrative Agent shall have determined that

            (a) U.S. Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Administrative Agent in its relevant market; or

            (b) by reason of circumstances affecting the Administrative Agent's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans,

then, upon notice from the Administrative Agent to WWI and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify WWI and the Lenders that the circumstances causing such suspension no longer exist.

      SECTION 4.3. Increased LIBO Rate Loan Costs, etc. WWI agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans (excluding any amounts, whether or not constituting Taxes, referred to in Section 4.6) arising after the date of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Governmental Authority that results in such increase in cost or reduction in amounts receivable, except for such changes with respect to increased capital costs and Taxes which are governed by Sections 4.5 and 4.6, respectively. Such Lender shall promptly notify the Administrative Agent and WWI in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by WWI directly to such Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on WWI.

      SECTION 4.4. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

            (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or otherwise;

            (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

            (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor,

then, upon the written notice of such Lender to WWI (with a copy to the Administrative Agent), WWI shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on WWI.

      SECTION 4.5. Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Governmental Authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments, participation in Letters of Credit or the Loans made by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to WWI shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on WWI. In determining such amount, such Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

      SECTION 4.6. Taxes. The Borrowers covenant and agree as follows with respect to Taxes.

      (a) Unless required by law, any and all payments made by the Borrowers under this Agreement and each other Loan Document shall be made without setoff, counterclaim or other defense, and free and clear of, and without deduction or withholding for or on account of, any Taxes. In the event that any Taxes are required by law to be deducted or withheld from any payment required to be made by any Borrower to or on behalf of any Secured Party under any Loan Document, then:

            (i) subject to clause (f) below, if such Taxes are Non-Excluded Taxes, the relevant Borrower shall together with such payment pay an additional amount so that each Secured Party receives free and clear of any Non-Excluded Taxes, the full amount which it would have received if no such deduction or withholding of such Non-Excluded Taxes had been required; and

            (ii) the relevant Borrower shall pay to the relevant Governmental Authority imposing such Taxes the full amount of the deduction or withholding made by it.

      (b) In addition, the Borrowers shall pay any and all Other Taxes imposed to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable law.

      (c) As promptly as practicable after the payment of any Taxes or Other Taxes, and in any event within 45 days of any such payment being due, the applicable Borrower shall furnish to the Administrative Agent a copy of an official receipt (or a certified copy thereof) evidencing the payment of such Taxes or Other Taxes. The Administrative Agent shall make copies thereof available to any Lender upon request therefor.

      (d) Subject to clause (f) below, the Borrowers shall indemnify each Secured Party for any Non-Excluded Taxes and Other Taxes levied, imposed or assessed on (and whether or not paid directly by) such Secured Party that have not been paid previously by the Borrowers (whether or not such Non-Excluded Taxes or Other Taxes are correctly or legally asserted by the relevant Governmental Authority). Promptly upon having knowledge that any such Non-Excluded Taxes or Other Taxes have been levied, imposed or assessed, and promptly upon notice thereof by any Secured Party, the applicable Borrower shall pay such Non-Excluded Taxes or Other Taxes directly to the relevant Governmental Authority (provided, however, that no Secured Party shall be under any obligation to provide any such notice to any Borrower). In addition, provided that the Borrowers have been notified promptly by a relevant Secured Party which has determined in its sole discretion that a Non-Excluded Tax or Other Tax has been levied, imposed or assessed against such Secured Party, each Borrower shall indemnify each Secured Party for any incremental Taxes that may become payable by such Secured Party as a result of any failure of any Borrower to pay any Taxes when due to the appropriate Governmental Authority or to deliver to the Administrative Agent, pursuant to clause (c) above, documentation evidencing the payment of Taxes or Other Taxes. With respect to indemnification for Non-Excluded Taxes and Other Taxes actually paid by any Secured Party or the indemnification provided in the immediately preceding sentence, such indemnification shall be made within 30 days after the date such Secured Party makes written demand therefor. Each Borrower acknowledges that any payment made to any Secured Party or to any Governmental Authority in respect of the indemnification obligations of the Borrowers provided in this clause shall constitute a payment in respect of which the provisions of clause (a) above and this clause shall apply.

      (e) Each Non-U.S. Lender, on or prior to the date on which such Non-U.S. Lender becomes a Lender hereunder (and from time to time thereafter upon the request of any Borrower or the Administrative Agent, but only for so long as such Non-U.S. Lender is legally entitled to do so), shall deliver to such Borrower and the Administrative Agent either

            (i) (x) two duly completed copies of either (A) Internal Revenue Service Form W-8BEN or (B) Internal Revenue Service Form W-8EC1, or in either case an applicable successor form, establishing, in either case, a complete exemption from United States federal withholding taxes, and (y) for periods prior to January 1, 2001, a duly completed copy of Internal Revenue Service Form W-8 or W-9 or applicable successor form; or

            (ii) in the case of a Non-U.S. Lender that is not legally entitled to deliver either form listed in clause (e)(i)(x) above, (x) a certificate of a duly authorized officer of such Non-U.S. Lender to the effect that such Non-U.S. Lender is not (A) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of WWI within the meaning of Section 881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of
      Section 881(c)(3)(C) of the Code (such certificate, an "Exemption Certificate") and (y) two duly completed copies of Internal Revenue Service Form W-8 or applicable successor form.

      (f) None of the Borrowers shall be obligated to gross up any payments to any Lender pursuant to clause (a) above, or to indemnify any Lender pursuant to clause (d) above, in respect of United States federal withholding taxes to the extent imposed as a result of (i) the failure of such Lender to deliver to the applicable Borrower the form or forms and/or an Exemption Certificate, as applicable to such Lender, pursuant to clause (e), (ii) such form or forms and/or Exemption Certificate not establishing a complete exemption from U.S. federal withholding tax or the information or certifications made therein by the Lender being untrue or inaccurate on the date delivered in any material respect, or (iii) the Lender designating a successor lending office at which it maintains its Loans which has the effect of causing such Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation; provided, however, that a Borrower shall be obligated to gross up any payments to any such Lender pursuant to clause (a) above, and to indemnify any such Lender pursuant to clause (d) above, in respect of United States federal withholding taxes if (i) any such failure to deliver a form or forms or an Exemption Certificate or the failure of such form or forms or Exemption Certificate to establish a complete exemption from U.S. federal withholding tax or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any interpretation of any of the foregoing occurring after the date hereof, which change rendered such Lender no longer legally entitled to deliver such form or forms or Exemption Certificate or otherwise ineligible for a complete exemption from U.S. federal withholding tax, or rendered the information or certifications made in such form or forms or Exemption Certificate untrue or inaccurate in a material respect, (ii) the redesignation of the Lender's lending office was made at the request of any of the Borrowers or (iii) the obligation to gross up payments to any such Lender pursuant to clause (a) above or to indemnify any such Lender pursuant to clause (d) is with respect to an Assignee Lender that becomes an Assignee Lender as a result of an assignment made at the request of any Borrower.

      (g) If a Secured Party determines in its sole discretion that it has received a refund in respect of Non-Excluded Taxes that were paid by the Borrowers, it shall pay the amount of such refund, together with any other amounts paid by the Borrowers in connection with such refunded Non-Excluded Taxes, to the Borrowers, net of any out-of-pocket expenses incurred by such Secured Party in obtaining such refund, provided, however, that the Borrowers agree to promptly return the amount of such refund to such Secured Party to the extent that such Secured Party is required to repay such refund to the IRS or any other tax authority.

      SECTION 4.7. Payments, Computations, etc. Unless otherwise expressly provided, all payments by or on behalf of any Borrower pursuant to this Agreement, the Notes, each Letter of Credit, the TLCs or any other Loan Document shall be made by such Borrower to the Administrative Agent for the pro rata account of the Lenders entitled to receive such payment. All such payments required to be made to the Administrative Agent shall be made, without setoff, deduction or counterclaim, not later than 12:00 noon, New York time, on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the applicable Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day. The Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

      SECTION 4.8. Sharing of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan, TLC or Reimbursement Obligation (other than pursuant to the terms of Sections 4.3, 4.4 and 4.5) in excess of its pro rata share of payments then or therewith obtained by all Lenders entitled thereto, such Lender shall purchase from the other Lenders such participation in Credit Extensions made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

            (a) the amount of such selling Lender's required repayment to the purchasing Lender to

            (b) the total amount so recovered from the purchasing Lender)

of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

      SECTION 4.9. Setoff. Each Lender shall, upon the occurrence of any Default described in clauses (a) through (d) of Section 9.1.9 or, with the consent of the Required Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) each Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Borrower then or thereafter maintained with or otherwise held by such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Lender agrees promptly to notify the applicable Borrower and the Administrative Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

      SECTION 4.10. Mitigation. Each Lender agrees that if it makes any demand for payment under Sections 4.3, 4.4, 4.5, or 4.6, or if any adoption or change of the type described in Section 4.1 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for WWI to make payments under Sections 4.3, 4.4, 4.5, or 4.6, or would eliminate or reduce the effect of any adoption or change described in Section 4.1.

                                    ARTICLE V

                         CONDITIONS TO CREDIT EXTENSIONS

      SECTION 5.1. Initial Credit Extension. The obligations of the Lenders to make the initial Credit Extensions shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1.

      SECTION 5.1.1. Resolutions, etc. The Administrative Agent shall have received from each Obligor other than a natural Person a certificate, dated the date of the initial Credit Extension, of its Secretary or Assistant Secretary as to:

            (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes, the TLCs and each other Loan Document to be executed by it;

            (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes the TLCs and each other Loan Document executed by it; and

            (c) in the case of WW Australia, FPL, and GB, certified copies of constitutions of WW Australia, FPL, and GB, and if any Loan Document shall be executed by WW Australia, FPL, and GB under power of attorney, certified copies of the necessary powers of attorney, upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of such Obligor canceling or amending such prior certificate.

      SECTION 5.1.2. Recapitalization Documents. The Administrative Agent shall have received (with copies for each Lender), and each Agent shall be satisfied with the terms and conditions contained in, a fully executed copy of the Recapitalization Agreement, and, to the extent required by Section 5.1.3, all other documents and instruments delivered in connection with the consummation of the Recapitalization that are required to be delivered pursuant to the terms of the Recapitalization Agreement and agreements related thereto. The Recapitalization Agreement shall be in full force and effect and shall not have been modified or waived in any material respect, nor shall there have been any forbearance to exercise any material rights with respect to any of the terms or provisions relating to the conditions to the consummation of the Recapitalization unless otherwise agreed to by the Required Lenders.

      SECTION 5.1.3. Recapitalization Certificate. The Administrative Agent shall have received a certificate, dated the date of the initial Credit Extension, of an Authorized Officer of WWI certifying as to a true and complete copy of the Recapitalization Agreement and, to the extent requested by the

Administrative Agent, all other certificates, filings, documents, consents, approvals, board of directors resolutions and opinions furnished pursuant to or in connection with the Recapitalization Agreement.

      SECTION 5.1.4. Closing Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, the Closing Date Certificate, substantially in the form of Exhibit D hereto, dated the date of the initial Credit Extension and duly executed and delivered by the chief executive, financial or accounting (or equivalent) Authorized Officer of each Borrower, in which certificate each Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrowers made as of such date under this Agreement, and, at the time such certificate is delivered, such statements shall in fact be true and correct.

      SECTION 5.1.5. Delivery of Notes and TLCs. The Administrative Agent shall have received, for the account of each Lender that has requested a Note or a TLC , such Lender's Notes or TLC, as the case may be, duly executed and delivered by an Authorized Officer of the applicable Borrower.

      SECTION 5.1.6. Payment of Outstanding Indebtedness, etc. All Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full (including, to the extent necessary, from proceeds of the initial Borrowing or purchase of
TLCs), and all Liens securing payment of any such Indebtedness have been released and the Administrative Agent shall have received all executed Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith (or arrangements satisfactory to the Administrative Agent shall have been entered into relating to such release promptly following the initial Credit Extension).

      SECTION 5.1.7. Guaranties. The Administrative Agent shall have received, with counterparts for each Lender,

            (a) the Subsidiary Guaranty, dated the date hereof, duly executed and delivered by an Authorized Officer of each U.S. Subsidiary (other than the SP1 Borrower and the Designated Subsidiary); and

            (b) the Australian Guaranty, dated the date hereof, duly executed and delivered by an Authorized Officer of each of WW Australia, FPL and GB.

      SECTION 5.1.8. Pledge Agreements. The Administrative Agent shall have received, with counterparts for each Lender,

            (a) the WWI Pledge Agreement, dated as of the date hereof, duly executed and delivered by Authorized Officers of WWI and each U.S. Subsidiary of WWI (other than the Designated Subsidiary) together with:

                  (i) certificates evidencing (x) 100% of the issued and
            outstanding shares of Capital Securities of WWI's U.S. Subsidiaries (other than any inactive Subsidiary) (y) 100% of the issued and outstanding shares of Capital Securities of UKHC1 and (z) 65% of WWI's direct non-U.S. Subsidiaries (other than UKHC1 and any inactive Subsidiary), which certificates shall in each case be accompanied by undated stock powers duly executed in blank, or, if any securities pledged pursuant to the WWI Pledge Agreement are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent for the benefit of the Secured Parties in accordance with Articles 8 and 9 of the U.C.C. and all laws otherwise applicable to the perfection of the pledge of such shares; and

                  (ii) all Pledged Notes (as defined in the WWI Pledge
            Agreement), if any, evidencing Indebtedness payable to WWI, the SP1 Borrower or any of the other U.S. Subsidiaries of WWI (other than the Designated Subsidiary), duly endorsed to the order of the Administrative Agent, together with Uniform Commercial Code Financing Statements (or similar instruments) in respect of such Pledged Notes executed by the applicable Obligor to be filed in such jurisdictions as the Administrative Agent may reasonably request;

            (b) the ARTAL Pledge Agreement, dated the date hereof, duly executed and delivered by an Authorized Officer of ARTAL, together with certificates evidencing all of the issued and outstanding shares of Capital Securities of WWI owned by ARTAL, which certificates shall be accompanied by undated stock powers duly executed in blank;

            (c) the HJH Pledge Agreement, dated the date hereof, duly executed and delivered by an Authorized Officer of HJH, together with certificates evidencing all of the issued and outstanding shares of Capital Securities of WWI owned by HJH (other than the WWI Preferred Shares), which certificates shall be accompanied by undated stock powers duly executed in blank; and

            (d) the Australian Pledge Agreement, dated as of the date hereof, duly executed and delivered by Authorized Officers of WW Australia, FPL and GB together with certificates (to the extent not delivered under the U.K. Pledge Agreement) evidencing (x) 100% of the issued and outstanding shares of Capital Securities of each of FPL and GB and (y) 100% of the issued and outstanding shares of Capital Securities of the SP1 Borrower, which certificates shall in each case be accompanied by undated stock powers duly executed in blank, or, if any securities pledged pursuant to the Australian Pledge Agreement are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent for the benefit of the Secured Parties in accordance with all laws applicable to the perfection of the pledge of such shares.

      In addition, the Administrative Agent and its counsel shall be satisfied that (i) the Lien granted to the Administrative Agent, for the benefit of the Secured Parties in the collateral described in this Section is a first priority (or local equivalent thereof) security interest; and (ii) no Lien exists on any of the collateral described above other than the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document.

      SECTION 5.1.9. Security Agreements. The Administrative Agent shall have received, with counterparts for each Lender, (a) the WWI Security Agreement, dated as of the date hereof, duly executed and delivered by Authorized Officers of WWI and each U.S. Subsidiary of WWI (other than the Designated Subsidiary) together with:

            (i) executed copies of Uniform Commercial Code financing statements (Form UCC-1), naming WWI and each of its U.S. Subsidiaries (other than the Designated Subsidiary) as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents, to be filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interests of the Administrative Agent pursuant to the WWI Security Agreement;

            (ii) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person (x) in any collateral described in any Security Agreement previously granted by any Person, and (y) securing any of the Indebtedness identified in Item 7.2.2(b) of the Disclosure Schedule, together with such other Uniform Commercial Code Form UCC-3 termination statements as the Administrative Agent may reasonably request from such Obligors; and

            (iii) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Administrative Agent, dated a date reasonably near to the Closing Date, listing all effective financing statements which name WWI or any U.S. Subsidiary of WWI (other than the Designated Subsidiary) (under its present name and any previous names) as the debtor and which are filed in the jurisdictions listed in Item 5.1.9(iii) of the Disclosure Schedule, together with copies of such financing statements (none of which shall cover any collateral described in any Security Agreement); and

      (b) the Australian Security Agreement, dated as of the date hereof, duly executed and delivered by Authorized Officers of each of WW Australia, FPL and GB, together with:

                  (i) ASIC Form 309 and 350 in respect of the Australian Security Agreement and the Australian Pledge Agreement to be registered under the Australian Corporations Law with the relevant agreement properly annexed to Form 309, together with the appropriate registration fee: and

                  (ii) Forms and any other documents required to effect the registration of the Australian Security Agreement and the Australian Pledge Agreement with any other relevant Governmental Authority, together with the appropriate registration fee;

      in each case, free from all prior security interests and third party rights and interests except as expressly permitted by any Loan Document.

      SECTION 5.1.10. Patent Security Agreement, Copyright Security Agreement and Trademark Security Agreement. The Administrative Agent shall have received the Patent Security Agreement, the Copyright Security Agreement and the Trademark Security Agreement, as applicable, each dated as of the Closing Date, duly executed and delivered by each Obligor that has delivered the WWI Security Agreement.

      SECTION 5.1.11. Financial Information, etc. The Administrative Agent shall have received, with counterparts for each Lender,

            (a) the (i) unqualified audited combined balance sheets and the related combined statements of income, comprehensive income and parent company's investment and cash flows of the Acquired Businesses for the fiscal years ended April 26, 1997, April 25, 1998 and April 24, 1999 and
      (ii) the unaudited condensed combined financial information reviewed by PricewaterhouseCoopers LLP for the period ended July 24, 1999 prepared on a basis substantially comparable to the basis used to prepare the audited financial statements of the Acquired Businesses referred to in clause
      (a)(i); and

            (b) a pro forma condensed consolidated balance sheet of WWI and its Subsidiaries, as of July 24, 1999 (the "Pro Forma Balance Sheet"), certified by the chief financial or accounting Authorized Officer of WWI, giving effect to the consummation of the Transaction and all the transactions contemplated by this Agreement and reflecting the proposed capital structure of each Borrower, which shall be satisfactory in all respects to the Administrative Agent.

      SECTION 5.1.12. Closing Fees, Expenses, etc. The Administrative Agent shall have received for its own account, or for the account of each Lender, or for the account of each fronting Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 11.3, if then invoiced.

      SECTION 5.1.13. Insurance. The Administrative Agent shall have received, with copies for each Lender, binders of insurance, from one or more insurance companies satisfactory to the Administrative Agent, evidencing coverage required to be maintained pursuant hereto and each Loan Document.

      SECTION 5.1.14. Litigation. The Administrative Agent shall be satisfied in all respects that there exists no litigation, inquiry or investigation contesting the Transaction, this Agreement or any other aspect of the Transaction, or which would have a material adverse effect on the property, assets, financial condition, operations, prospects or business of the Borrowers and their Subsidiaries, taken as a whole.

      SECTION 5.1.15. Material Adverse Change. The Lenders shall be satisfied (as evidenced by the delivery of their respective executed signature page to this Agreement) that there has been no material adverse change in the property, assets, financial condition, operations, prospects or business of the Acquired Businesses since April 24, 1999.

      SECTION 5.1.16. Opinions of Counsel. The Administrative Agent shall have received opinions, dated the date of the initial Credit Extension and addressed to the Administrative Agent and all Lenders, from:

            (a) Simpson Thacher & Bartlett, special New York counsel to the Borrowers and each Obligor, in form and substance satisfactory to the Administrative Agent;

            (b) Hunton & Williams, special Virginia counsel to WWI, in form and substance satisfactory to the Administrative Agent;

            (c) Allen, Allen & Hemsley, special Australian counsel to WW Australia and the Borrowers, in form and substance satisfactory to the Administrative Agent; and

            (d) Arendt & Medernach, special Luxembourg counsel to ARTAL, in form and substance satisfactory to the Administrative Agent.

      SECTION 5.1.17. Preferred Stock. The Administrative Agent shall be satisfied with the terms and conditions of the WWI Preferred Shares.

      SECTION 5.1.18. Recapitalization. The Administrative Agent shall be satisfied that (x) the aggregate cash amount contributed by the Investors pursuant to the Recapitalization Agreement is not less than $223,700,000, and
(y) the sum of clause (x) plus the value of the Equity Rollover equals an amount not less than $238,000,000.

      SECTION 5.1.19. Acquisitions. The Administrative Agent shall have received evidence, satisfactory to the Agents in their sole discretion, of the acquisitions by (x) UKHC2 of WW Australia and FNZ and (y) WW Australia of FPL. The terms and conditions of such acquisitions shall be (x) those set forth in the Recapitalization Agreement or (y) other terms and conditions reasonably satisfactory to the Agents.

      SECTION 5.1.20. Australian Stamp Duty. If stamp duty is payable with respect to the Australian Security Agreement or the Australian Pledge Agreement, the Administrative Agent shall have received all forms and other documents required to effect proper stamping, together with funds available for payment of the stamp duty.

      SECTION 5.1.21. Foreign Acquisitions and Takeovers Act Approval. If WWI is required to obtain an approval or an indication of non-objection under the Foreign Acquisitions and Takeovers Act 1975 of Australia or any real estate policy guidelines of the Commonwealth Government of Australia and/or an approval or certification of the Treasurer of Australia under the Foreign Acquisitions and Takeovers Regulations of Australia to enter into the Recapitali zation Agreement, or to give effect to the Transaction, WWI shall have provided to the Administrative Agent, and the Administrative Agent shall have received, copies of the application to obtain the approval or certification of the Treasurer of Australia or the statement of non-objection and copies of the relevant approval, certification or statement.

      SECTION 5.1.22. Intercompany Subordination Agreement. The Administrative Agent shall have received with counterparts for each Lender, the Intercompany Subordination Agreement, dated as of the date hereof, duly executed and delivered by Authorized Officers of WWI, the SP1 Borrower and each of the Guarantors.

      SECTION 5.2. All Credit Extensions. The obligation of each Lender and the Issuer to make any Credit Extension (including the initial Credit Extension, but subject to clauses (b) and (c) of Section 2.3.2) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.

      SECTION 5.2.1. Compliance with Warranties, No Default, etc. Both before and after giving effect to any Credit Extension the following statements shall be true and correct:

            (a) both before and after giving effect to the Transaction, the representations and warranties set forth in Article VI and in each other Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

            (b) no material adverse development shall have occurred in any litigation, action, proceeding, labor controversy, arbitration or governmental investigation disclosed pursuant to Section 6.7;

            (c) the sum of (x) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (y) all Letter of Credit Outstandings does not exceed the Revolving Loan Commitment Amount; and

            (d) no Default shall have then occurred and be continuing.

      SECTION 5.2.2. Credit Extension Request. The Administrative Agent shall have received a Borrowing Request, if Loans (other than Swing Line Loans) are being requested, or an Issuance Request, if a Letter of Credit is being issued or extended or a TLC Purchase Request if TLCs are to be issued. Each of the delivery of a Borrowing Request, Issuance Request or TLC Purchase Request and the acceptance by any Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by the applicable Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in Section 5.2.1 are true and correct.

      SECTION 5.2.3. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of WWI or any of its Subsidiaries or any other Obligors shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent and its counsel shall have received all information, as the Administrative Agent or its counsel may reasonably request.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

      In order to induce the Lenders, the Issuer and the Administrative Agent to enter into this Agreement and to make Credit Extensions hereunder, each of the Borrowers, jointly and severally, represents and warrants unto the Administrative Agent, the Issuer and each Lender as set forth in this Article VI.

      SECTION 6.1. Organization, etc. WWI and each of its Subsidiaries (a) is a corporation validly organized and existing and in good standing under the laws of the jurisdiction of its incorporation

(other than as listed in Item 6.1 ("Good Standing") or Schedule I hereto), is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, except to the extent that the failure to qualify would not reasonably be expected to result in a Material Adverse Effect, and (b) has full power and authority and holds all requisite governmental licenses, permits and other approvals to (x) enter into and perform its Obligations in connection with the Transaction and under this Agreement, the Notes and each other Loan Document to which it is a party and (y) own and hold under lease its property and to conduct its business substantially as currently conducted by it except, in the case of this clause (b)(y), where the failure could not reasonably be expected to result in a Material Adverse Effect.

      SECTION 6.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Borrower of this Agreement, the Notes, the TLCs and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it and the Borrowers and, where applicable, each such other Obligor's participation in the consummation of the Transaction are within each such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

            (a) contravene any such Obligor's Organic Documents;

            (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting any such Obligor, where such contravention, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; or

            (c) result in, or require the creation or imposition of, any Lien on any of the Obligor's properties, except pursuant to the terms of a Loan Document.

      SECTION 6.3. Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person, is required for the due execution, delivery or performance by any Obligor of this Agreement, the Notes, the TLCs or any other Loan Document to which it is a party, or for each Obligor's participation in the consummation of the Transaction, except as have been duly obtained or made and are in full force and effect or those which the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect. Neither WWI nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      SECTION 6.4. Validity, etc. This Agreement constitutes, and the Notes and TLCs and each other Loan Document executed by any Obligor will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of such Obligor enforceable in accordance with their respective terms; in each case with respect to this
Section 6.4 subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

      SECTION 6.5. Financial Information. The

            (a) audited combined balance sheets and the related combined statements of income, comprehensive income and parent company's investment and cash flows of the Acquired Businesses as at April 24, 1999, April 25, 1998 and April 26, 1997 and the related consolidated statements of earnings and cash flow of the Acquired Businesses; and

            (b) unaudited interim condensed financial information of the Acquired Businesses as of the periods ended July 24, 1999 and July 25, 1998;

copies of which have been furnished to the Administrative Agent and each Lender, have, in each case, been prepared in accordance with GAAP consistently applied (in the case of clause (a)) and, in the case of clause (b), on a basis substantially comparable to the basis used to prepare the financial statements referred to in clause (a), and present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended, subject, in the case of clause (b), to normal year end audit adjustments.

      SECTION 6.6. No Material Adverse Change. Since April 24, 1999, there has been no material adverse change in the financial condition, operations, assets, business or properties of WWI and its Subsidiaries, taken as a whole.

      SECTION 6.7. Litigation, Labor Controversies, etc. There is no pending or, to the knowledge of any Borrower, threatened litigation, action, proceeding, labor controversy arbitration or governmental investigation affecting any Obligor, or any of their respective properties, businesses, assets or revenues, which (a) could reasonably be expected to result in a Material Adverse Effect, or (b) purports to affect the legality, validity or enforceability of the issuance of the Senior Subordinated Notes, this Agreement, the Notes or any other Loan Document, except as disclosed in Item 6.7 ("Litigation") of the Disclosure Schedule.

      SECTION 6.8. Subsidiaries. WWI has no Subsidiaries, except (after giving effect to the Transaction) those Subsidiaries

            (a) which are identified in Item 6.8 ("Existing Subsidiaries") of the Disclosure Schedule; or

            (b) which are permitted to have been acquired in accordance with
      Section 7.2.5 or 7.2.8.

      SECTION 6.9. Ownership of Properties. WWI and each of its Subsidiaries own good title to all of their properties and assets (other than insignificant properties and assets), real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens or material claims (including material infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section 7.2.3.

      SECTION 6.10. Taxes. WWI and each of its Subsidiaries has filed all Federal, State, foreign and other material tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

      SECTION 6.11. Pension and Welfare Plans. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Credit Extension hereunder, no Pension Plan has been terminated that has resulted in a liability to any Borrower of more than $5,000,000, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA in excess of $5,000,000. No condition exists or event or transaction has occurred with respect to any Pension Plan which could reasonably be expected to result in the incurrence by any Borrower of any material liability, fine or penalty other than such condition, event or transaction which would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in Item 6.11 ("Employee Benefit Plans") of the Disclosure Schedule, since the date of the last financial statement of WWI, WWI has not materially increased any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA.

      SECTION 6.12. Environmental Warranties. Except as set forth in Item 6.12 ("Environmental Matters") of the Disclosure Schedule or as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse
Effect:

            (a) all facilities and property (including underlying groundwater) owned or leased by WWI or any of its Subsidiaries have been, and continue to be, owned or leased by WWI and its Subsidiaries in compliance with all Environmental Laws;

            (b) there have been no past, and there are no pending or threatened

                  (i) written claims, complaints, notices or requests for
            information received by WWI or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, or

                  (ii) written complaints, notices or inquiries to WWI or any of its Subsidiaries regarding potential liability under any Environmental Law;

            (c) to the best knowledge of WWI, there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by WWI or any of its Subsidiaries;

            (d) WWI and its Subsidiaries have been issued and are in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

            (e) no property now or previously owned or leased by WWI or any of its Subsidiaries is listed or, to the knowledge of WWI or any of its Subsidiaries, proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

            (f) to the best knowledge of WWI, there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by WWI or any of its Subsidiaries;

            (g) WWI and its Subsidiaries have not directly transported or directly arranged for the transportation of any Hazardous Material to any location (i) which is listed or to the knowledge of WWI or any of its Subsidiaries, proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list, or (ii) which is the subject of federal, state or local enforcement actions or other investigations;

            (h) to the best knowledge of WWI, there are no polychlorinated biphenyls or friable asbestos present in a manner or condition at any property now or previously owned or leased by WWI or any of its Subsidiaries; and

            (i) to the best knowledge of WWI, no conditions exist at, on or under any property now or previously owned or leased by WWI or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law.

      SECTION 6.13. Regulations U and X. No Obligor is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or Regulation X. Terms for which meanings are provided in F.R.S. Board Regulation U or Regulation X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

      SECTION 6.14. Accuracy of Information. All material factual information concerning the financial condition, operations or prospects of WWI and its Subsidiaries heretofore or contemporaneously furnished by or on behalf of the Borrowers in writing to the Administrative Agent, the Issuer or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby or with respect to the Transaction is, and all other such factual information hereafter furnished by or on behalf of the Borrowers to the Administrative Agent, the Issuer or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

      Any term or provision of this section to the contrary notwithstanding, insofar as any of the factual information described above includes assumptions, estimates, projections or opinions, no representation or warranty is made herein with respect thereto; provided, however, that to the extent any such assumptions, estimates, projections or opinions are based on factual matters, each of the Borrowers has reviewed such factual matters and nothing has come to its attention in the context of such review which would lead it to believe that such factual matters were not or are not true and correct in all material respects or that such factual matters omit to state any material fact necessary to make such assumptions, estimates, projections or opinions not misleading in any material respect.

      SECTION 6.15. Seniority of Obligations, etc. WWI has the power and authority to incur the Indebtedness evidenced by the Senior Subordinated Notes as provided for under the Senior Subordinated Note Indenture and has (or will have) duly authorized, executed and delivered the Senior Subordinated Note Indenture. WWI has (or will have) issued, pursuant to due authorization, the Senior Subordinated Notes under the Senior Subordinated Note Indenture. Once executed and delivered by WWI, the Senior Subordinated Note Indenture will constitute the legal, valid and binding obligation of WWI enforceable against WWI in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. The subordination provisions of the Senior Subordinated Notes and contained in the Senior Subordinated Note Indenture will be enforceable against the holders of the Senior Subordinated Notes by the holder of any Senior Debt (or similar term referring to the Obligations, as applicable) in the Senior Subordinated Note Indenture, which has not effectively waived the benefits thereof. All monetary Obligations, including those to pay principal of and interest (including post-petition interest, whether or not permitted as a claim) on the Loans and Reimbursement Obligations, and fees and expenses in connection therewith, constitute Senior Debt (or similar term referring to the Obligations, as applicable) in the Senior Subordinated Note Indenture, and all such Obligations are entitled to the benefits of the subordination created by the Senior Subordinated Note Indenture. WWI acknowledges that the Administrative Agent and each Lender is entering into this Agreement, and is extending its Commitments, in reliance upon the subordination provisions of (or to be contained in) the Senior Subordinated Note Indenture, the Senior Subordinated Notes and this Section.

      SECTION 6.16. Solvency. The Transaction (including the incurrence of the initial Credit Extension hereunder, the incurrence by the Borrowers of the Indebtedness represented by the Notes and the execution and delivery by the Guaranties by the Obligors parties thereto), will not involve or result in any fraudulent transfer or fraudulent conveyance under the provisions of Section 548 of the Bankruptcy Code (11 U.S.C. ss.101 et seq., as from time to time hereafter amended, and any successor or similar statute) or any applicable state law respecting fraudulent transfers or fraudulent conveyances. After giving effect to the Transaction, WWI and each of its Subsidiaries is Solvent.

      SECTION 6.17. Contracts. No termination provision in any material contract under which WWI or any of its Subsidiaries are obligated, shall be triggered by the consummation of the Transaction.

      SECTION 6.18. Year 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Obligors' computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which Obligors' systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed in all material respects by September 30, 1999. The cost to the Obligors of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Obligors (including, without limitation, reprogramming errors and the failure of other systems or equipment) will not result in any Default or Event of Default or cause a Material Adverse Effect.

                                   ARTICLE VII

                                    COVENANTS

      SECTION 7.1. Affirmative Covenants. Each of the Borrowers, jointly and severally, agrees with the Administrative Agent, the Issuer and each Lender that, until all Commitments have terminated, all Letters of Credit have terminated or expired and all Obligations have been paid and performed in full, each Borrower will perform its obligations set forth below.

      SECTION 7.1.1. Financial Information, Reports, Notices, etc. WWI will furnish to each Lender, the Issuer and the Administrative Agent copies of the following financial statements, reports, notices and information:

            (a) as soon as available and in any event within 60 days after the end of each Fiscal Quarter of each Fiscal Year of WWI (or, if WWI is required to file such information on a Form 10-Q with the Securities and Exchange Commission, promptly following such filing), a consolidated balance sheet of WWI and its Subsidiaries as of the end of such Fiscal Quarter, together with the related consolidated statement of earnings and cash flow for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter (it being understood that the foregoing requirement may be satisfied by delivery of WWI's report to the Securities and Exchange Commission on Form 10-Q), certified by the chief financial Authorized Officer of WWI;

            (b) as soon as available and in any event within 120 days after the end of each Fiscal Year of WWI (or, if WWI is required to file such information on a Form 10-K with the Securities and Exchange Commission, promptly following such filing), a copy of the annual audit report for such Fiscal Year for WWI and its Subsidiaries, including therein a consolidated balance sheet for WWI and its Subsidiaries as of the end of such Fiscal Year, together with the related consolidated statement of earnings and cash flow of WWI and its Subsidiaries for such Fiscal Year (it being understood that the foregoing requirement may be satisfied by delivery of WWI's report to the Securities and Exchange Commission on Form 10-K), in each case certified (without any Impermissible Qualification) by PricewaterhouseCoopers LLP or another "Big Five" firm, together with a certificate from such accountants to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default that has occurred and is continuing, or, if they have become aware of such Default, describing such Default and the steps, if any, being taken to cure it;

            (c) together with the delivery of the financial information required pursuant to clauses (a) and (b), a Compliance Certificate, in substantially the form of Exhibit E, executed by the chief financial Authorized Officer of WWI, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Administrative Agent) compliance with the financial covenants set forth in Section 7.2.4;

            (d) as soon as possible and in any event within three Business Days after obtaining knowledge of the occurrence of each Default, a statement of the chief financial Authorized Officer of WWI setting forth details of such Default and the action which WWI has taken and proposes to take with respect thereto;

            (e) as soon as possible and in any event within five Business Days after (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding, or labor controversy described in
      Section 6.7 and the action which WWI has taken and proposes to take with respect thereto or (y) the commencement of any labor controversy, litigation, action, proceeding of the type described in Section 6.7, notice thereof and of the action which WWI has taken and proposes to take with respect thereto;

            (f) promptly after the sending or filing thereof, copies of all reports and registration statements which WWI or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange or any foreign equivalent;

            (g) as soon as practicable after the chief financial officer or the chief executive officer of WWI or a member of WWI's Controlled Group becomes aware of (i) formal steps in writing to terminate any Pension Plan or (ii) the occurrence of any event with respect to a Pension Plan which, in the case of (i) or (ii), could reasonably be expected to result in a contribution to such Pension Plan by (or a liability to) WWI or a member of WWI's Controlled Group in excess of $5,000,000, (iii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, (iv) the taking of any action with respect to a Pension Plan which could reasonably be expected to result in the requirement that WWI furnish a bond to the PBGC or such Pension Plan or (v) any material increase in the contingent liability of WWI with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

            (h) promptly when available and in any event within 45 days following the last day of each Fiscal Year of WWI, financial projections for the current Fiscal Year, prepared in reasonable detail by the chief accounting, financial or executive Authorized Officer of WWI;

            (i) promptly following the delivery or receipt, as the case may be, of any material written notice or communication pursuant to or in connection with the Senior Subordinated Note Indenture or any of the Senior Subordinated Notes, a copy of such notice or communication; and

            (j) such other information respecting the condition or operations, financial or otherwise, of WWI or any of its Subsidiaries as any Lender or the Issuer through the Administrative Agent may from time to time reasonably request.

      SECTION 7.1.2. Compliance with Laws, etc. WWI will, and will cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

            (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; and

            (b) the payment, before the same become delinquent, of all material taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

      SECTION 7.1.3. Maintenance of Properties. WWI will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties (other than insignificant properties) in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless WWI determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

      SECTION 7.1.4. Insurance. WWI will, and will cause each of its Subsidiaries to,

            (a) maintain insurance on its property with financially sound and reputable insurance companies against loss and damage in at least the amounts (and with only those deductibles) customarily maintained, and against such risks as are typically insured against in the same general area, by Persons of comparable size engaged in the same or similar business as the Borrower and its Subsidiaries; and

            (b) all worker's compensation, employer's liability insurance or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

Without limiting the foregoing, all insurance policies required pursuant to this Section shall (i) name the Administrative Agent on behalf of Secured Parties as mortgagee (in the case of property insurance) or additional insured (in the case of liability insurance), as applicable, and provide that no cancellation or modification of the policies will be made without thirty days' prior written notice to the Administrative Agent and (ii) be in addition to any requirements to maintain specific types of insurance contained in the other Loan Documents.

      SECTION 7.1.5. Books and Records. WWI will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect in all material respects all of its business affairs and transactions and permit the Administrative Agent, the Issuer and each Lender or any of their respective representatives, at reasonable times and intervals, and upon reasonable notice, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and WWI hereby authorizes such independent public accountant to discuss the Borrowers' financial matters with the Issuer and each Lender or its representatives whether or not any representative of WWI is present) and to examine, and photocopy extracts from, any of its books or other corporate records.

      SECTION 7.1.6. Environmental Covenant. WWI will, and will cause each of its Subsidiaries to,

            (a) use and operate all of its facilities and properties in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, in each case except where the failure to comply with the terms of this clause could not reasonably be expected to have a Material Adverse Effect;

            (b) promptly notify the Administrative Agent and provide copies of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws which relate to environmental matters which would have, or would reasonably be expected to have, a Material Adverse Effect, and promptly cure and have dismissed with prejudice any material actions and proceedings relating to compliance with Environmental Laws, except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on their books; and

            (c) provide such information and certifications which the Administrative Agent may reasonably request from time to time to evidence compliance with this Section 7.1.6.

      SECTION 7.1.7. Future Subsidiaries. Upon any Person becoming, after the Effective Date, a Subsidiary of WWI, or upon WWI or any of its Subsidiaries acquiring additional Capital Securities of any existing Subsidiary, WWI shall notify the Administrative Agent of such acquisition, and

            (a) WWI shall promptly cause such Subsidiary to execute and deliver to the Administrative Agent, with counterparts for each Lender, (i) if such Subsidiary is a U.S. Subsidiary or a U.K. Subsidiary, a supplement to the Subsidiary Guaranty or, if such Subsidiary is an Australian Subsidiary, a supplement to the Australian Guaranty, (ii) if such a Subsidiary is a U.S. Subsidiary, a supplement to the WWI Security Agreement or, if such Subsidiary is an Australian Subsidiary, a supplement to the Australian Security Agreement or if such Subsidiary is a U.K. Subsidiary, a security agreement substantially in the form of the U.K. Security Agreement and (iii) if such Subsidiary is a U.S. Subsidiary, a U.K. Subsidiary or an Australian Subsidiary and owns any real property having a value as determined in good faith by the Administrative Agent in excess of $2,000,000, a Mortgage, together with acknowledgment copies of Uniform Commercial Code financing statements (form UCC-1) executed and delivered by the Subsidiary naming the Subsidiary as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, filed under the Uniform Commercial Code and any other applicable recording statutes, in the case of real property, of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the applicable Security Agreement or a Mortgage, as the case may be; and

            (b) WWI shall promptly deliver, or cause to be delivered, to the Administrative Agent under a supplement to the WWI Pledge Agreement (or, if such Subsidiary is an Australian Subsidiary, a supplement to the Australian Pledge Agreement or if such Subsidiary is a U.K.

      Subsidiary, a pledge agreement substantially in the form of the U.K. Pledge Agreement), certificates (if any) representing all of the issued and outstanding shares of Capital Securities of such Subsidiary (to the extent required to be delivered pursuant to the applicable Pledge Agreement) owned by WWI or any of its Subsidiaries, as the case may be, along with undated stock powers for such certificates, executed in blank, or, if any securities subject thereto are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that appropriate book entries have been made in the relevant books or records of a financial intermediary or the issuer of such securities, as the case may be, under applicable law resulting in the perfection of the security interest granted in favor of the Administrative Agent pursuant to the terms of the applicable Pledge Agreement; provided, that notwithstanding anything to the contrary herein or in any Loan Document, in no event shall more than 65% of the Capital Securities of any non-Guarantor be required to be pledged and in no event shall non-Guarantors (other than the SP1 Borrower) be required to pledge Capital Securities of their Subsidiaries, together, in each case, with such opinions, in form and substance and from counsel satisfactory to the Administrative Agent, as the Administrative Agent may reasonably require.

      SECTION 7.1.8. Future Leased Property and Future Acquisitions of Real Property. (a) Prior to entering into any new lease of real property or renewing any existing lease of real property following the Effective Date, WWI shall, and shall cause each of its U.S. Subsidiaries and each of the other Guarantor's to, use its (and their) best efforts (which shall not require the expenditure of cash or the making of any material concessions under the relevant lease) to deliver to the Administrative Agent a Waiver executed by the lessor of any real property that is to be leased by WWI or any of its U.S. Subsidiaries or any of the other Guarantor's for a term in excess of one year in any state which by statute grants such lessor a "landlord's" (or similar) Lien which is superior to the Administrative Agent's, to the extent the value of any personal property of WWI or its U.S. Subsidiaries or any of the other Guarantor's to be held at such leased property exceeds (or it is anticipated that the value of such personal property will, at any point in time during the term of such leasehold term, exceed) $5,000,000.

      (b) In the event that WWI or any of its U.S. Subsidiaries or any of the other Guarantors shall acquire any real property having a value as determined in good faith by the Administrative Agent in excess of $2,000,000, WWI or the applicable Subsidiary shall, promptly after such acquisition, execute a Mortgage and provide the Administrative Agent with

            (i) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable effectively to create a valid, perfected first priority Lien, subject to Liens permitted by Section 7.2.3, against the properties purported to be covered thereby;

            (ii) mortgagee's title insurance policies in favor of the Administrative Agent and the Lenders in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Administrative Agent, with respect to the property purported to be covered by such Mortgage, insuring that title to such property is marketable and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as approved by the Administrative Agent, and such policies shall also include a revolving credit endorsement and such other endorsements as the Administrative Agent shall request and shall be accompanied by evidence of the payment in full of all premiums thereon; and

            (iii) such other approvals, opinions, or documents as the Administrative Agent may reasonably request.

      SECTION 7.1.9. Use of Proceeds, etc. The proceeds of the Credit Extensions shall be applied by the Borrowers as follows:

            (a) the proceeds of the Term-A Loans and Term-B Loans shall be applied by WWI to fund the Transaction;

            (b) the proceeds of the issuance of the TLCs shall be applied by the SP1 Borrower to make an intercompany loan to WW Australia to refinance Indebtedness of WW Australia; and

            (c) the proceeds of all Revolving Loans and Swing Line Loans, and the issuance of Letters of Credit from time to time, shall be used to fund the Transaction and for working capital and general corporate purposes of WWI and its U.S. Subsidiaries.

      SECTION 7.1.10. Hedging Obligations. Within 180 days following the Effective Date, the Administrative Agent shall have received evidence satisfactory to it that each of the Borrowers, as applicable, has entered into Rate Protection Agreements in such an amount and on such terms reasonably satisfactory to the respective Borrower and the Administrative Agent.

      SECTION 7.1.11. U.S. Borrower as Pledged Interest Issuer. WWI covenants and agrees that, in its capacity as Pledged Interest Issuer under (and as defined in) the ARTAL Pledge Agreement and the HJH Pledge Agreement, WWI agrees that it will cooperate in all reasonable respects necessary to enable the Administrative Agent to exercise its rights and remedies under the terms of the ARTAL Pledge Agreement and HJH Pledge Agreement and agrees to comply with the last sentence of Section 4.2 of the ARTAL Pledge Agreement and the last sentence of Section 4.2 of the HJH Pledge Agreement.

      SECTION 7.1.12. Section 260B Compliance. WWI shall cause WW Australia to provide to the Administrative Agent, on or prior to the 25th day after the Effective Date, a Financial Assistance

Certificate, substantially in the form of Exhibit P hereto, signed by a director or secretary of each of WW Australia and its Subsidiaries, together with all attachments referred to therein.

      SECTION 7.1.13. FNZ Security Documents. On or prior to the date which is 90 days after the Closing Date, WWI shall cause the Administrative Agent to receive:

            (a) the FNZ Guaranty, duly executed and delivered by Authorized Officers of FNZ;

            (b) the FNZ Pledge Agreement, duly executed and delivered by Authorized Officers of FNZ (and UKHC2 pursuant to clause (c) of Section 7.1.14), together with

                  (i) certificates evidencing (x) 100% of the issued and
            outstanding shares of Capital Securities of FNZ (provided, that in no event shall such shares be required to be pledged prior to completion of the procedures specified in Section 7.1.14) and (y) 65% of FNZ's direct Subsidiaries (other than inactive Subsidiaries), which certificates shall in each case be accompanied by undated stock powers duly executed in blank, or, if any securities pledged pursuant to the FNZ Pledge Agreement are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that the security interest in such uncertificated securities has been transferred to and perfected by the Administrative Agent for the benefit of the Secured Parties in accordance with all laws applicable to the perfection of the pledge of such shares, and

                  (ii) all Pledged Notes (as defined in the FNZ Pledge
            Agreement), if any, evidencing Indebtedness payable to FNZ, duly endorsed to the order of the Administrative Agent, together with Uniform Commercial Code Financing Statements (or similar instruments) in respect of such Pledged Notes executed by the applicable Obligor to be filed in such jurisdictions as the Administrative Agent may reasonably request; and

            (c) the FNZ Security Agreement, duly executed and delivered by Authorized Officers of FNZ, together with all notices of assignment and other notices required to perfect the Secured Parties' security interest in the Collateral (as defined in the FNZ Security Agreement).

      SECTION 7.1.14. U.K. Security. WWI shall:

            (a) procure that, as soon as possible and in any event within 120 days of the Transaction being consummated, each U.K. Subsidiary, where applicable, implement and consummate the provisions and procedures contained in Sections 155-158 of the Companies Act 1985 for the purposes of enabling such companies to grant the security interests and give the guarantees contemplated hereby;

            (b) procure that each of the U.K. Subsidiaries, where applicable, shall deliver to the Administrative Agent evidence satisfactory to the Administrative Agent that each of such companies has complied with the provisions and procedures required by Sections 155-158 of the Companies Act 1985;

            (c) on the date on which the provisions and procedures contained in Sections 155-158 of the Companies Act 1985 have been consummated by each of the applicable U.K. Subsidiaries (the "S.155 Date"), WWI shall (i) cause each U.K. Subsidiary to execute and deliver the Subsidiary Guaranty and a U.K. Security Agreement (which such U.K. Security Agreement shall, among other things, grant, and govern the perfection of, a security interest with respect to Indebtedness payable to any of the U.K. Subsidiaries), effective, with respect to the U.K. Subsidiaries, as of the
      S.155 Date, (ii) cause (A) each of such U.K. Subsidiaries that in turn has any Subsidiaries organized under the laws of England and/or Wales to execute and deliver a U.K. Pledge Agreement, (B) UKHC2 to execute the Australian Pledge Agreement, and (C) UKHC2 to execute the FNZ Pledge Agreement, in each case effective, with respect to such U.K. Subsidiaries, as of the S.155 Date together with (x) certificates evidencing all of the pledged shares of Capital Securities, which certificates shall in each case be accompanied by undated stock powers or stock transfer forms duly executed in blank, resulting in the creation of an enforceable equitable security interest granted in favor of the Administrative Agent pursuant to the terms of such Pledge Agreements, and (y) all Pledged Notes, if applicable, duly endorsed to the order of the Administrative Agent, together with such documents and instruments in respect of such Pledged Notes executed by such Subsidiary, or other appropriate Person, to be filed in such jurisdictions as the Administrative Agent shall reasonably request, and (iii) deliver the items referred to in Sections 5.1.1 and
      5.1.16 with respect to the Obligors executing the Loan Documents referred to herein and opinions of counsel (including, an opinion of Slaughter & May, special United Kingdom counsel to UKHC1, UKHC and WWUK, in form and substance satisfactory to the Administrative Agent).

      SECTION 7.1.15. U.K. Procedural Requirements. WWI shall cause the Administrative Agent to receive a certificate, dated as of the date on which the provisions set forth in Section 7.1.14 are satisfied, from the secretary of each of the applicable U.K. Subsidiaries certifying that, as of the date thereof, such U.K. Subsidiaries has implemented and consummated the provisions and procedures set out in Sections 155-158 of the Companies Act 1985 and certifying that, save as disclosed, the granting of the security interests and the giving of the guarantees contemplated by the Loan Documents does not, following compliance with the provisions and procedures of Sections 155-158 of the Companies Act 1985, constitute unlawful financial assistance within the meaning of Section 151 of the Companies Act 1985, which certificate shall be reasonably acceptable in form, scope and substance to the Administrative Agent and its counsel.

      SECTION 7.1.16. U.K. Pledge Agreement. The Administrative Agent shall have received, on or prior to the third Business Day after the Closing Date, (x) a U.K. Pledge Agreement, dated as of the date of delivery, duly executed and delivered by Authorized Officers of WWI, together with (i) share certificates (to the extent not delivered under the WWI Pledge Agreement) evidencing 100% of the issued and outstanding shares of Capital Securities of UKHC1 which certificates shall in each case be accompanied by undated stock transfer forms duly executed in blank; and (ii) a duly completed Form 395 in respect of such U.K. Pledge Agreement and (y) an opinion of Slaughter & May, Special U.K. counsel to WWI, in form and substance satisfactory to the Administrative Agent.

      SECTION 7.2. Negative Covenants. Each of the Borrowers agrees with the Administrative Agent, the Issuer and each Lender that, until all Commitments have terminated, all Letters of Credit have terminated or expired and all Obligations have been paid and performed in full, each of the Borrowers will perform the obligations set forth in this Section 7.2.

      SECTION 7.2.1. Business Activities. Each of the Borrowers will not, and will not permit any of its respective Subsidiaries to, engage in any business activity, except business activities of the type in which WWI and its Subsidiaries are engaged on the date hereof (after giving effect to the Transaction) and such activities as may be incidental, similar or related thereto. The SP1 Borrower shall not engage in any business other than as permitted under Section 7.3.

      SECTION 7.2.2. Indebtedness. Each of the Borrowers will not, and will not permit any of its respective Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

            (a) Indebtedness in respect of the Credit Extensions and other Obligations;

            (b) until the date of the initial Credit Extension, Indebtedness identified in Item 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule;

            (c) Indebtedness existing as of the Effective Date which is identified in Item 7.2.2(c) ("Ongoing Indebtedness") of the Disclosure Schedule, and any Refinancing Indebtedness, but only in amounts not in excess of the outstanding amounts on the date of such refinancing (which shall not exceed the committed amount on the Effective Date);

            (d) to the extent not prohibited in whole or in part by the terms of the Senior Subordinated Note Indenture, Indebtedness incurred by WWI or any of its Subsidiaries (other than the SP1 Borrower) (i) (x) to any Person providing financing for the acquisition of any assets permitted to be acquired pursuant to Section 7.2.8 to finance its acquisition of such assets and (y) in respect of Capitalized Lease Liabilities (but only to the extent otherwise permitted by Section 7.2.7) in an aggregate amount for clauses (x) and (y) not to exceed $5,000,000 at any time and (ii) from time to time for general corporate purposes in a maximum aggregate amount of all Indebtedness incurred pursuant to this clause (ii) not at any time to exceed $15,000,000 less the then aggregate outstanding Indebtedness of Subsidiaries which are not Guarantors permitted under clause (f)(iii) below;

            (e) Hedging Obligations of WWI or any of its Subsidiaries;

            (f) intercompany Indebtedness of WWI owing to any of its Subsidiaries or any Subsidiary of WWI (other than the SP1 Borrower or the Designated Subsidiary) owing to WWI or any other Subsidiary of WWI or of WWI to any Subsidiary of WWI, which Indebtedness

                  (i) if between Guarantors shall be evidenced by one or more promissory notes in form and substance satisfactory to the Administrative Agent which have been duly executed and delivered to (and endorsed to the order of) the Administrative Agent in pledge pursuant to a supplement to the applicable Pledge Agreement;

                  (ii) if between Guarantors (other than Indebtedness incurred by WWI) shall, except in the case of Indebtedness of WWI owing to any of its Subsidiaries, not be forgiven or otherwise discharged for any consideration other than payment in cash in the currency in which such Indebtedness was loaned or advanced unless the Administrative Agent otherwise consents; and

                  (iii) owing by Subsidiaries which are not Guarantors to
            Guarantors shall not exceed $15,000,000 in the aggregate at any time outstanding;

            (g) unsecured Subordinated Debt of WWI owing to the Senior Subordinated Noteholders in an initial aggregate outstanding principal amount not to exceed $255,000,000;

            (h) Indebtedness of Non-Guarantor Subsidiaries to Guarantors to the extent permitted as Investments under clause (h) of Section 7.2.5;

            (i) the Subordinated Guaranty; and

            (j) (i) guarantees by WWI or any Guarantor of any Indebtedness of WWI or any Guarantor and (ii) guarantees by any Subsidiary that is not a Guarantor of any Indebtedness of any other Subsidiary that is not a Guarantor and (iii) guarantees by WWI or any Guarantor of any unsecured Indebtedness of any Subsidiary that is not a Guarantor incurred pursuant to clause (d) (ii) of this Section; provided, that in each case, the Indebtedness being guaranteed is otherwise permitted by this Section.

provided, however, that no Indebtedness otherwise permitted by clause (d) or (f) (as such clause relates to Loans made by WWI to its Subsidiaries) may be incurred if, after giving effect to the incurrence thereof, any Default shall have occurred and be continuing.

      SECTION 7.2.3. Liens. Each of the Borrowers will not, and will not permit any of its respective Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

            (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document;

            (b) until the date of the initial Credit Extension, Liens securing payment of Indebtedness of the type permitted and described in clause (b) of Section 7.2.2;

            (c) Liens granted prior to the Effective Date to secure payment of Indebtedness of the type permitted and described in clause (c) of Section 7.2.2;

            (d) Liens granted by WWI or any of its Subsidiaries (other than the SP1 Borrower) to secure payment of Indebtedness of the type permitted and described in (x) clause (d)(i) of Section 7.2.2; provided, that the obligations secured thereby do not exceed in the aggregate $5,000,000 at any time outstanding and (y) clause (d)(ii) of Section 7.2.2 owed by Subsidiaries which are not Guarantors to non-Affiliates; provided that the obligations secured thereby do not exceed $7,500,000 in the aggregate at any time outstanding;

            (e) Liens for taxes, assessments or other governmental charges or levies, including Liens pursuant to Section 107(l) of CERCLA or other similar law, not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

            (f) Liens of carriers, warehousemen, mechanics, repairmen, materialmen and landlords or other like liens incurred by WWI or any of its Subsidiaries (other than the SP1 Borrower) in the ordinary course of business for sums not overdue for a period of more than 30 days or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

            (g) Liens incurred by WWI or any of its Subsidiaries (other than the SP1 Borrower) in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, insurance obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

            (h) judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full by a bond or (subject to a customary deductible) by insurance maintained with responsible insurance companies;

            (i) Liens with respect to recorded minor imperfections of title and easements, rights-of-way, restrictions, reservations, permits, servitudes and other similar encumbrances on real property and fixtures which do not materially detract from the value or materially impair the use by WWI or any such Subsidiary in the ordinary course of their business of the property subject thereto;

            (j) leases or subleases granted by WWI or any of its Subsidiaries (other than the SP1 Borrower) to any other Person in the ordinary course of business; and

            (k) Liens in the nature of trustees' Liens granted pursuant to any indenture governing any Indebtedness permitted by Section 7.2.2, in each case in favor of the trustee under such indenture and securing only obligations to pay compensation to such trustee, to reimburse its expenses and to indemnify it under the terms thereof.

      SECTION 7.2.4. Financial Condition.

            (a) Fixed Charge Coverage Ratio. WWI will not permit the Fixed Charge Coverage Ratio, at any time during any period set forth below, to be less than the amount set forth opposite such period:

                                                         Fixed Charge
                        Period                          Coverage Ratio
                        ------                          --------------

      3rd Fiscal Quarter of Fiscal Year 2000            1.15 to 1.00

      4th Fiscal Quarter of Fiscal Year 2000            1.15 to 1.00
      1st Fiscal Quarter of Fiscal Year 2001            1.15 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2001            1.15 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2001            1.15 to 1.00
      4th Fiscal Quarter of Fiscal Year 2001            1.20 to 1.00
      1st Fiscal Quarter of Fiscal Year 2002            1.20 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2002            1.20 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2002            1.20 to 1.00

      4th Fiscal Quarter of Fiscal Year 2002            1.30 to 1.00
      1st Fiscal Quarter of Fiscal Year 2003            1.30 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2003            1.30 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2003            1.30 to 1.00
      4th Fiscal Quarter of Fiscal Year 2003            1.40 to 1.00
      1st Fiscal Quarter of Fiscal Year 2004            1.40 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2004            1.40 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2004            1.40 to 1.00
      4th Fiscal Quarter of Fiscal Year 2004            1.50 to 1.00
      1st Fiscal Quarter of Fiscal Year 2005            1.50 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2005            1.50 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2005            1.50 to 1.00
      4th Fiscal Quarter of Fiscal Year 2005            1.60 to 1.00
      1st Fiscal Quarter of Fiscal Year 2006            1.60 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2006            1.60 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2006            0.45 to 1.00
      and each Fiscal Quarter thereafter

            (b) Debt to EBITDA Ratio. WWI will not permit the Debt to EBITDA Ratio as of the end of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:

                                                          Debt to
                        Period                          EBITDA Ratio
                        ------                          ------------

      3rd Fiscal Quarter of Fiscal Year 2000            5.75 to 1.00
      4th Fiscal Quarter of Fiscal Year 2000            5.75 to 1.00
      1st Fiscal Quarter of Fiscal Year 2001            5.75 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2001            5.75 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2001            5.75 to 1.00
      4th Fiscal Quarter of Fiscal Year 2001            5.00 to 1.00
      1st Fiscal Quarter of Fiscal Year 2002            5.00 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2002            5.00 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2002            5.00 to 1.00
      4th Fiscal Quarter of Fiscal Year 2002            4.50 to 1.00
      1st Fiscal Quarter of Fiscal Year 2003            4.50 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2003            4.50 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2003            4.50 to 1.00
      4th Fiscal Quarter of Fiscal Year 2003            4.00 to 1.00
      1st Fiscal Quarter of Fiscal Year 2004            4.00 to 1.00

      2nd Fiscal Quarter of Fiscal Year 2004            4.00 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2004            4.00 to 1.00
      4th Fiscal Quarter of Fiscal Year 2004            3.50 to 1.00
      1st Fiscal Quarter of Fiscal Year 2005            3.50 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2005            3.50 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2005            3.50 to 1.00
      4th Fiscal Quarter of Fiscal Year 2005            3.00 to 1.00
      1st Fiscal Quarter of Fiscal Year 2006            3.00 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2006            3.00 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2006            3.00 to 1.00
      4th Fiscal Quarter of Fiscal Year 2006            2.50 to 1.00
      and each Fiscal Quarter thereafter

            (c) Interest Coverage Ratio. WWI will not permit the Interest Coverage Ratio as of the end of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

                                                        Interest Coverage
                        Period                                Ratio
                        ------                             -----------

      3rd Fiscal Quarter of Fiscal Year 2000              1.45 to 1.00
      4th Fiscal Quarter of Fiscal Year 2000              1.45 to 1.00
      1st Fiscal Quarter of Fiscal Year 2001              1.45 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2001              1.45 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2001              1.45 to 1.00
      4th Fiscal Quarter of Fiscal Year 2001              1.60 to 1.00
      1st Fiscal Quarter of Fiscal Year 2002              1.60 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2002              1.60 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2002              1.60 to 1.00
      4th Fiscal Quarter of Fiscal Year 2002              1.75 to 1.00
      1st Fiscal Quarter of Fiscal Year 2003              1.75 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2003              1.75 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2003              1.75 to 1.00
      4th Fiscal Quarter of Fiscal Year 2003              1.90 to 1.00
      1st Fiscal Quarter of Fiscal Year 2004              1.90 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2004              1.90 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2004              1.90 to 1.00
      4th Fiscal Quarter of Fiscal Year 2004              2.10 to 1.00
      1st Fiscal Quarter of Fiscal Year 2005              2.10 to 1.00

      2nd Fiscal Quarter of Fiscal Year 2005              2.10 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2005              2.10 to 1.00
      4th Fiscal Quarter of Fiscal Year 2005              2.30 to 1.00
      1st Fiscal Quarter of Fiscal Year 2006              2.30 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2006              2.30 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2006              2.30 to 1.00
      4th Fiscal Quarter of Fiscal Year 2006              2.50 to 1.00
      and each Fiscal Quarter thereafter

            (d) Senior Debt to EBITDA Ratio. WWI will not permit the Senior Debt to EBITDA Ratio, as of the end of any Fiscal Quarter occurring during any period set forth below, to be greater than the ratio set forth opposite such period:

                                                        Senior Debt to
                        Period                           EBITDA Ratio
                        ------                           ------------

      3rd Fiscal Quarter of Fiscal Year 2000             3.50 to 1.00
      4th Fiscal Quarter of Fiscal Year 2000             3.50 to 1.00
      1st Fiscal Quarter of Fiscal Year 2001             3.50 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2001             3.50 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2001             3.50 to 1.00
      4th Fiscal Quarter of Fiscal Year 2001             3.00 to 1.00
      1st Fiscal Quarter of Fiscal Year 2002             3.00 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2002             3.00 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2002             3.00 to 1.00
      4th Fiscal Quarter of Fiscal Year 2002             2.50 to 1.00
      1st Fiscal Quarter of Fiscal Year 2003             2.50 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2003             2.50 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2003             2.50 to 1.00
      4th Fiscal Quarter of Fiscal Year 2003             2.00 to 1.00
      1st Fiscal Quarter of Fiscal Year 2004             2.00 to 1.00
      2nd Fiscal Quarter of Fiscal Year 2004             2.00 to 1.00
      3rd Fiscal Quarter of Fiscal Year 2004             2.00 to 1.00
      4th Fiscal Quarter of Fiscal Year 2004             1.50 to 1.00
      and each Fiscal Quarter thereafter

      SECTION 7.2.5. Investments. Each of the Borrowers will not, and will not permit any of its respective Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

            (a) Investments existing on the Effective Date and identified in
      Item 7.2.5(a) ("Ongoing Investments") of the Disclosure Schedule;

            (b) Cash Equivalent Investments;

            (c) without duplication, Investments permitted as Indebtedness pursuant to Section 7.2.2;

            (d) without duplication, Investments permitted as Capital Expenditures pursuant to Section 7.2.7;

            (e) Investments by WWI in any of its Subsidiaries which have executed Guaranties, or by any such Subsidiary (other than the SP1 Borrower) in any of its Subsidiaries, by way of contributions to capital;

            (f) Investments made by WWI or any of its Subsidiaries (other than the SP1 Borrower), solely with proceeds which have been contributed, directly or indirectly, to such Subsidiary as cash equity from holders of WWI's common stock for the purpose of making an Investment identified in a notice to the Administrative Agent on or prior to the date that such capital contribution is made;

            (g) Investments by WWI or any of its Subsidiaries (other than the SP1 Borrower) to the extent the consideration received pursuant to clause
      (b)(i) of Section 7.2.9 is not all cash;

            (h) Investments by WWI or any of its Subsidiaries in Weight Watchers Sweden AB Vikt-Vaktarna and Weight Watchers Suomi Oy to the extent that such Investments are for the purpose of acquiring any Capital Securities of such Subsidiaries not owned by WWI and its Subsidiaries on the Closing Date, in an aggregate amount not to exceed $10,000,000;

            (i) other Investments (not constituting Capital Expenditures attributable to the expenditure of Base Amounts) made by WWI or any of the Guarantors (other than the SP1 Borrower) in an aggregate amount, not to exceed $30,000,000;

            (j) other Investments made by any Non-Guarantor Subsidiary in another Non-Guarantor Subsidiary;

            (k) other Investments made by WWI or any Subsidiary in Qualified Assets, to the extent permitted under clause (b) of Section 3.1.1; and

            (l) Investments made by WWI in the Designated Subsidiary in the aggregate amount not to exceed $1,500,000.

provided, however, that

            (i) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements;

            (ii) the Investments permitted above shall only be permitted to be made to the extent not prohibited in whole or in part by the terms of the Senior Subordinated Note Indenture;

            (iii) no Investment otherwise permitted by clause (e), (f), (g) or
      (i) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing ; and

            (iv) except as permitted under clause (a) above, no more than $2,000,000 of Investments may be made in the Designated Subsidiary unless the Designated Subsidiary shall have taken the actions set forth in
      Section 7.1.7.

      SECTION 7.2.6. Restricted Payments, etc. On and at all times after the Effective Date:

            (a) WWI will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of Capital Securities (now or hereafter outstanding) of WWI or on any warrants, options or other rights with respect to any shares of any class of Capital Securities (now or hereafter outstanding) of WWI (other than dividends or distributions payable in its common stock or warrants to purchase its common stock or splits or reclassifications of its stock into additional or other shares of its common stock) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of Capital Securities (now or hereafter outstanding) of WWI, or warrants, options or other rights with respect to any shares of any class of Capital Securities (now or hereafter outstanding, including but not limited to the WWI Preferred Shares) of WWI (collectively, "Restricted Payments"); provided, that (x) WWI may make dividend payments under the WWI Preferred Shares so long as no Default has occurred under this Agreement or the Senior Subordinated Note Indenture or would result therefrom, (y) WWI may use 50% of Net Equity Proceeds retained by WWI or its Subsidiaries under clause (d) of Section 3.1.1, solely for the redemption, in whole or in part, of such WWI Preferred Shares and (z) WWI may repurchase its stock held by employees constituting management, in an amount not to exceed $1,000,000 in any Fiscal Year and an aggregate amount of $4,000,000 (amounts unused in any Fiscal Year may be used in the immediately succeeding Fiscal Year);

            (b) WWI will not, and will not permit any of its Subsidiaries to

                  (i) make any payment or prepayment of principal of, or
            interest on, any Senior Subordinated Notes (A) on any day other than, in the case of interest only, the stated, scheduled date for such payment of interest set forth in the applicable Senior Subordinated Notes or in the Senior Subordinated Note Indenture, or
            (B) which would violate the terms of this Agreement or the subordination provisions of the Senior Subordinated Note Indenture; or

                  (ii) redeem, purchase or defease, any Senior Subordinated
            Notes; and

            (c) WWI will not, and will not permit any Subsidiary to, make any deposit for any of the foregoing purposes.

      SECTION 7.2.7. Capital Expenditures, etc. Each of the Borrowers will not, and will not permit any of its respective Subsidiaries to, make or commit to make Capital Expenditures (other than (x) investments under (1) clause (j) of Section 7.2.5 and (2) clause (h) of Section 7.2.5 to the extent, in the case of this clause (2), that the aggregate amount of such investments does not exceed $30,000,000 (it being understood that Capital Expenditures may be made pursuant to this clause (x) whether or not constituting "Investments", but shall be treated as such for the purposes of said Sections), (y) nonrecurring restructuring costs and Transaction and related expenses and (z) proceeds of capital contributions used for Capital Expenditures in any Fiscal Year by WWI and its Subsidiaries (other than the SP1 Borrower), except, to the extent not prohibited in whole or in part by the terms of the Senior Subordinated Note Indenture, Capital Expenditures which do not aggregate in excess of the amount set forth below opposite such Fiscal Year:

                                                        Maximum Capital
       Fiscal Year                                       Expenditures
       -----------                                      -------------

            2000                                         $5,000,000

            2001                                         $5,500,000

            2002                                         $6,000,000

            2003                                         $6,500,000

            2004                                         $7,000,000

      2005 and thereafter                                $7,500,000

provided, however, that (i) to the extent the amount of Capital Expenditures permitted to be made in any Fiscal Year pursuant to the table set forth above without giving effect to this clause (i) (the "Base Amount") exceeds the aggregate amount of Capital Expenditures actually made during such Fiscal Year, such excess amount may be carried forward to (but only to) the next succeeding Fiscal Year (any such amount to be certified by WWI to the Administrative Agent in the Compliance Certificate delivered for the last Fiscal Quarter of such Fiscal Year, and any such amount carried forward to a succeeding Fiscal Year shall be deemed to be used prior to WWI and its Subsidiaries using the Base Amount for such succeeding Fiscal Year, without giving effect to such carry-forward).

      SECTION 7.2.8. Consolidation, Merger, etc. Each of the Borrowers will not, and will not permit any of its respective Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except

            (a) any such Subsidiary (other than the SP1 Borrower) may liquidate or dissolve voluntarily into, and may merge with and into, WWI (so long as WWI is the surviving corporation of such combination or merger) or any other Subsidiary (other than the SP1 Borrower), and the assets or stock of any Subsidiary may be purchased or otherwise acquired by WWI or any other Subsidiary (other than the SP1 Borrower); provided, that notwithstanding the above, (i) a Subsidiary may only liquidate or dissolve into, or merge with and into, another Subsidiary of WWI (other than the SP1 Borrower) if, after giving effect to such combination or merger, WWI continues to own (directly or indirectly), and the Administrative Agent continues to have pledged to it pursuant to a supplement to the WWI Pledge Agreement, a percentage of the issued and outstanding shares of Capital Securities (on a fully diluted basis) of the Subsidiary surviving such combination or merger that is equal to or in excess of the percentage of the issued and outstanding shares of Capital Securities (on a fully diluted basis) of the Subsidiary that does not survive such combination or merger that was (immediately prior to the combination or merger) owned by WWI or pledged to the Administrative Agent and (ii) if such Subsidiary is a Guarantor the surviving corporation must be a Guarantor;

            (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, WWI or any of their Subsidiaries (other than the SP1 Borrower) may purchase all or substantially all of the assets of any Person (or any division thereof) not then a Subsidiary, or acquire such Person by merger, if permitted (without duplication) pursuant to the proviso contained in clause (a) above; and

            (c) a Subsidiary may merge with another Person in a transaction permitted by clause (b) of Section 7.2.9.

      SECTION 7.2.9. Asset Dispositions, etc. Subject to the definition of Change of Control, each of the Borrowers will not, and will not permit any of its respective Subsidiaries to, Dispose of all or any part of its assets, whether now owned or hereafter acquired (including accounts receivable and Capital Securities of Subsidiaries) to any Person, unless

            (a) such Disposition is made by WWI or any of its Subsidiaries (other than the SP1 Borrower) and is (i) in the ordinary course of its business (and does not constitute a Disposition of all or a substantial part of WWI or such Subsidiary's assets) or is of obsolete or worn out property or (ii) permitted by clause (a) or (b) of Section 7.2.8;

            (b) (i) such Disposition (other than of Capital Securities) is made by WWI or any of its Subsidiaries (other than the SP1 Borrower) and is for fair market value and the consideration consists of no less than 75% in cash, (ii) the Net Disposition Proceeds received from such Disposition, together with the Net Disposition Proceeds of all other assets sold, transferred, leased, contributed or conveyed pursuant to this clause (b) since the Effective Date, does not exceed (individually or in the aggregate) $20,000,000 over the term of this Agreement and (iii) the Net Disposition Proceeds generated from such Disposition not theretofore reinvested in Qualified Assets in accordance with clause (b) of Section
      3.1.1 (with the amount permitted to be so reinvested in Qualified Assets in any event not to exceed $7,500,000 over the term of this Agreement) is applied as Net Disposition Proceeds to prepay the Loans pursuant to the terms of clause (b) of Section 3.1.1 and Section 3.1.2; or

            (c) such Disposition is made pursuant to a Local Management Plan.

      SECTION 7.2.10. Modification of Certain Agreements.

      (a) Each of the Borrowers will not, and will not permit any of its respective Subsidiaries to, consent to any amendment, supplement, amendment and restatement, waiver or other modification of any of the terms or provisions contained in, or applicable to, the Recapitalization Agreement or any schedules, exhibits or agreements related thereto, in each case which would adversely affect the rights or remedies of the Lenders, or WWI's or any Subsidiary's ability to perform hereunder or under any Loan Document or which would increase the purchase price with respect to the Transaction.

      (b) Except as otherwise permitted pursuant to the terms of this Agreement, without the prior written consent of the Required Lenders, WWI will not consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, any Subordinated Debt (including the Senior Subordinated Note Indenture or any of the Senior Subordinated Notes), or any guarantees delivered in connection with any Subordinated Debt (including any Subordinated Guaranty) (collectively, the "Restricted Agreements"), or make any payment in order to obtain an amendment thereof or change thereto, if the effect of such amendment, supplement, modification or change is to (i) increase the principal amount of, or increase the interest rate on, or add or increase any fee with respect to such Subordinated Debt or any such Restricted Agreement, advance any dates upon which payments of principal or interest are due thereon or change any of the covenants with respect thereto in a manner which is more restrictive to WWI or any of its Subsidiaries or (ii) change any event of default or condition to an event of default with respect thereto, change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof, or change any collateral therefor (other than to release such collateral), if (in the case of this clause (b)(ii)), the effect of such amendment or change, individually or together with all other amendments or changes made, is to increase the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Debt, or any such Restricted Agreement (or a trustee or other representative on their behalf).

      SECTION 7.2.11. Transactions with Affiliates. Each of the Borrowers will not, and will not permit any of its respective Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of their other Affiliates (other than any Obligor)

            (a) unless (i) such arrangement or contract is fair and equitable to WWI or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrowers or such Subsidiary with a Person which is not one of their Affiliates;
      (ii) if such arrangement or contract involves an amount in excess of $5,000,000, the terms of such arrangement or contract are set forth in writing and a majority of directors of WWI have determined in good faith that the criteria set forth in clause (i) are satisfied and have approved such arrangement or contract as evidenced by appropriate resolutions of the board of directors of WWI or the relevant Subsidiary; or (iii) if such arrangement or contract involves an amount in excess of $25,000,000, the board of directors shall also have received a written opinion from an investment banking, accounting or appraisal firm of national prominence that is not an Affiliate of WWI to the effect that such arrangement or contract is fair, from a financial standpoint, to WWI and its Subsidiaries; and

            (b) except that, so long as no Default or Event of Default has occurred and is continuing or would be caused thereby, WWI and its Subsidiaries may pay (i) annual management, consulting, monitoring and advisory fees to The Invus Group, Ltd. in an aggregate total amount in any Fiscal Year not to exceed the greater of (x) $1,000,000 and (y) 1.0% of EBITDA for the relevant period, and any related out-of-pocket expenses and
      (ii) fees to The Invus Group, Ltd. and its Affiliates in connection with any acquisition or divestiture transaction entered into by WWI or any Subsidiary; provided, however, that the aggregate amount of fees paid to The Invus Group, Ltd. and its Affiliates in respect of any acquisition or divestiture transaction shall not exceed 1% of the total amount of such transaction.

      SECTION 7.2.12. Negative Pledges, Restrictive Agreements, etc. Each of the Borrowers will not, and will not permit any of its respective Subsidiaries to, enter into any agreement (excluding (i) any restrictions existing under the Loan Documents or, in the case of clauses (a)(i) and (b), any other agreements in effect on the date hereof, (ii) in the case of clauses (a)(i) and (b), any restrictions with respect to a Subsidiary imposed pursuant to an agreement which has been entered into in connection with the sale or disposition of all or substantially all of the Capital Securities or assets of such Subsidiary pursuant to a transaction otherwise permitted hereby, (iii) in the case of clause (a), restrictions in respect of Indebtedness secured by Liens permitted by Section 7.2.3, but only to the extent such restrictions apply to the assets encumbered thereby, (iv) in the case of clause
(a), restrictions under the Senior Subordinated Note Indenture or (v) any restrictions existing under any agreement that amends, refinances or replaces any agreement containing the restrictions referred to in clause (i), (ii) or
(iii) above; provided, that the terms and conditions of any such agreement referred to in clause (i), (ii) or (iii) are not materially less favorable to the Lenders or materially more restrictive to any Obligor a party thereto than those under the agreement so amended, refinanced or replaced) prohibiting

            (a) the (i) creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or (ii) ability of WWI or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

            (b) the ability of any Subsidiary to make any payments, directly or indirectly, to the Borrowers by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrowers.

      SECTION 7.2.13. Stock of Subsidiaries. Each of the Borrowers will not, and will not permit any of its respective Subsidiaries to issue any Capital Securities (whether for value or otherwise) to any Person other than WWI or another Wholly-owned Subsidiary of WWI except in connection with a Local Management Plan; provided, that, WW Australia shall at all times be the record and beneficial direct owner of all of the issued and outstanding Capital Securities of the SP1 Borrower.

      SECTION 7.2.14. Sale and Leaseback. Each of the Borrowers will not, and will not permit any of its respective Subsidiaries to, enter into any agreement or arrangement with any other Person providing for the leasing by WWI or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by WWI or any of its Subsidiaries to such other Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of WWI or any of its Subsidiaries.

      SECTION 7.2.15. Fiscal Year. Each of the Borrowers will not and will not permit any of its respective Subsidiaries to change its Fiscal Year; provided, that on or prior to the end of Fiscal Year 2001, each of the Borrowers may change its respective Fiscal Year upon at least 30 days prior written notice to the Administrative Agent and subject to such reasonable adjustments to Sections
7.1.1 and 7.2.4 (as to the measurement dates) as are agreed to by the Administrative Agent in writing.

      SECTION 7.2.16. Designation of Senior Indebtedness. WWI will not designate any Indebtedness as "Designated Senior Indebtedness" pursuant to clause (1) of the definition of such term in the Senior Subordinated Note Indenture, without the consent of the Required Lenders.

      SECTION 7.3. Maintenance of Separate Existence. The SP1 Borrower covenants and agrees with the Administrative Agent, the Issuer and each Lender as follows:

            (a) Other Business. It will not engage in any business or enterprise or enter into any transaction other than the borrowing of Loans under the Agreement, and the incurrence and payment of ordinary course operating expenses, and as otherwise contemplated by the Loan Documents.

            (b) Maintenance of Separate Existence. In order to maintain its corporate existence separate and apart from that of WWI, any Subsidiary of WWI and any Affiliates thereof and any other Person, it will perform all necessary acts to maintain such separation, including without limitation,

                  (i) practicing and adhering to corporate formalities, such as maintaining appropriate corporate books and records;

                  (ii) complying with Article Sixth of its certificate of
            incorporation;

                  (iii) owning or leasing (including through shared arrangements with Affiliates) all office furniture and equipment necessary to operate its business;

                  (iv) refraining from (A) guaranteeing or otherwise becoming liable for any obligations of any of its Affiliates or any other Person, (B) having its Obligations guaranteed by its Affiliates or any other Person (except as otherwise contemplated by the Loan Documents), (C) holding itself out as responsible for debts of any of its Affiliates or any other Person or for decisions or actions with respect to the affairs of any of its Affiliates or any other Person, and (D) being directly or indirectly named as a direct or contingent beneficiary or loss payee on any insurance policy of any Affiliate;

                  (v) maintaining its deposit and other bank accounts and all of its assets separate from those of any other Person;

                  (vi) maintaining its financial records separate and apart from those of any other Person;

                  (vii) compensating all its employees, officers, consultants and agents for services provided to it by such Persons, or reimbursing any of its Affiliates in respect of services provided to it by employees, officers, consultants and agents of such Affiliate, out of its own funds;

                  (viii) maintaining any owned or leased office space separate and apart from that of any of its Affiliates (even if such office space is subleased from or is on or near premises occupied by any of its Affiliates);

                  (ix) accounting for and managing all of its liabilities
            separately from those of any of its Affiliates and any other Person, including, without limitation, payment directly by the SP1 Borrower of all payroll, accounting and other administrative expenses and taxes;

                  (x) allocating, on an arm's-length basis, all shared corporate operating services, leases and expenses, including, without limitation, those associated with the services of shared consultants and agents and shared computer and other office equipment and software;

                  (xi) refraining from filing or otherwise initiating or
            supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving it, WWI, any Subsidiary of WWI, any Affiliate thereof or any other Person to substantively consolidate it with WWI, any Subsidiary of WWI, any Affiliate thereof or any other Person;

                  (xii) remaining solvent;

                  (xiii) conducting all of its business (whether written or
            oral) solely in its own name;

                  (xiv) refraining from commingling its assets with those of any of its Affiliates or any other Person;

                  (xv) maintaining an arm's-length relationship with all of its
            Affiliates;

                  (xvi) refraining from acquiring obligations or securities of
            WWI, any Subsidiary of WWI or any Affiliate thereof;

                  (xvii) refraining from pledging its assets for the benefit of any of its Affiliates or any other Person or making any loans or advances to any of its Affiliates or any other Person (in each case, except as otherwise permitted pursuant to the Loan Documents); and

                  (xviii) correcting any known misunderstanding regarding its separate identity.

            (c) Independent Directors. It will not cause or allow its board of directors to take any action requiring the unanimous affirmative vote of 100% of the members of its board of directors unless the Independent Director(s) (as defined in the certificate of incorporation of the SP1 Borrower) shall have participated in such vote, and it shall comply in all respects with Article Seventh of its certificate of incorporation.

            (d) Unanimous Consent Required for Certain Actions. It shall not, without the unanimous consent of all of the members of its board of directors, including its independent director(s), (i) file, or authorize or consent to the filing of, a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest, (ii) dissolve, liquidate, consolidate, merge, or sell all or substantially all of its assets or any other entity in which it has a direct or indirect legal or beneficial ownership interest, (iii) engage in any other business activity or (iv) amend Articles Third, Sixth and Seventh of its Certificate of Incorporation.

            (e) No Powers of Attorney. The SP1 Borrower shall not grant any powers of attorney to any Person for any purposes except (i) for the purpose of permitting any Person to perform any ministerial or administrative functions on behalf of the SP1 Borrower which are not inconsistent with the terms of the Loan Documents, (ii) to the Administrative Agent for the purposes of the Security Agreements, Pledge Agreements and Guaranties, or (iii) where otherwise provided or permitted by the Loan Documents.

                                  ARTICLE VIII

                                    GUARANTY

      SECTION 8.1. The Guaranty. WWI hereby unconditionally and irrevocably guarantees the full and prompt payment when due, whether at stated maturity, by acceleration or otherwise (including all amounts which would have become due but for the operation of the automatic stay under Section 362(a) of the Federal Bankruptcy Code, 11 U.S.C. 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), of the following (collectively, the "Guaranteed Obligations"),

            (a) all Obligations of the SP1 Borrower and each other Obligor to the Administrative Agent and each of the Lenders now or hereafter existing under this Agreement and each other Loan Document, whether for principal, interest, fees, expenses or otherwise; and

            (b) all other Obligations to the Administrative Agent and each of the Lenders now or hereafter existing under any of the Loan Documents, whether for principal, interest, fees, expenses or otherwise.

The obligations of WWI under this Article VIII constitute a guaranty of payment when due and not of collection, and WWI specifically agrees that it shall not be necessary or required that the Administrative

Agent, any Lender or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the SP1 Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of WWI under this Article VIII.

      SECTION 8.2. Guaranty Unconditional. The obligations of WWI under this
Article VIII shall be construed as a continuing, absolute, unconditional and irrevocable guaranty of payment and shall remain in full force and effect until the Final Termination Date. WWI guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the agreement, instrument or document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any of the Lenders with respect thereto. The liability of WWI hereunder shall be absolute and unconditional irrespective of:

            (a) any lack of validity, legality or enforceability of this Agreement, the Notes, the TLCs, any Rate Protection Agreement with a Lender or any other Loan Document or any other agreement or instrument relating to any thereof;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any compromise, renewal, extension, acceleration or release with respect thereto, or any other amendment or waiver of or any consent to departure from this Agreement, the Notes, the TLCs, any Rate Protection Agreement with a Lender or any other Loan Document;

            (c) any addition, exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

            (d) the failure of the Administrative Agent or any Lender

                  (i) to assert any claim or demand or to enforce any right or remedy against the SP1 Borrower, any other Obligor or any other Person (including any other guarantor) under the provisions of this Agreement, any Note, any TLC, any Rate Protection Agreement with a Lender or any other Loan Document or otherwise, or

                  (ii) to exercise any right or remedy against any other
            guarantor of, or collateral securing, any of the Guaranteed Obligations;

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of this Agreement, any Note, any TLC, any Rate Protection Agreement with a Lender or any other Loan Document;

            (f) any defense, setoff or counter-claim which may at any time be available to or be asserted by any Obligor against the Administrative Agent or any Lender;

            (g) any reduction, limitation, impairment or termination of the Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and WWI hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Guaranteed Obligations or otherwise; or

            (h) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, WWI, any other Obligor or any surety or guarantor.

      SECTION 8.3. Reinstatement in Certain Circumstances. If at any time any payment in whole or in part of any of the Guaranteed Obligations is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of WWI, any other Obligor or otherwise, WWI's obligations under this Article VIII with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

      SECTION 8.4. Waiver. WWI irrevocably waives promptness, diligence, notice of acceptance hereof, presentment, demand, protest and any other notice with respect to any of the Guaranteed Obligations, as well as any requirement that at any time any action be taken by any Person against the SP1 Borrower or any other Person.

      SECTION 8.5. Postponement of Subrogation, etc. WWI will not exercise any rights which it may acquire by way of rights of subrogation by any payment made hereunder or otherwise, prior to the Final Termination Date. Any amount paid to WWI on account of any such subrogation rights prior to Final Termination Date shall be held in trust for the benefit of the Lenders and each holder of a Note and/or TLC and shall immediately be paid to the Administrative Agent and credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of this Agreement; provided, however, that if

            (a) WWI has made payment to the Lenders and each holder of a Note of all or any part of the Guaranteed Obligations, and

            (b) the Final Termination Date has occurred,

each Lender and each holder of a Note agrees that, at WWI's request, the Administrative Agent, on behalf of the Lenders and the holders of the Notes, will execute and deliver to WWI appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to WWI of an interest in the Guaranteed Obligations resulting from such payment by WWI. In furtherance of the foregoing, at all times prior to the Final Termination Date,

WWI shall refrain from taking any action or commencing any proceeding against the SP1 Borrower (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments to any Lender or any holder of a Note and/or TLC; provided, however, that WWI may make any necessary filings solely to preserve its claims against the SP1 Borrower.

      SECTION 8.6. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the SP1 Borrower under this Agreement or any Note or TLC is stayed upon the occurrence of any event referred to in Section 9.1.9 with respect to the SP1 Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by WWI hereunder forthwith.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

      SECTION 9.1. Listing of Events of Default. Each of the following events or occurrences described in this Section 9.1 shall constitute an "Event of Default".

      SECTION 9.1.1. Non-Payment of Obligations. (a) Any Borrower shall default in the payment or prepayment of (i) any Reimbursement Obligation (including pursuant to Sections 2.6 and 2.6.2) on the applicable Disbursement Due Date or any deposit of cash for collateral purposes on the date required pursuant to
Section 2.6.4 or (ii) any principal of any Loan when due, or (b) any Obligor (including WWI and the SP1 Borrower) shall default (and such default shall continue unremedied for a period of three Business Days) in the payment when due of any interest or commitment fee or of any other monetary Obligation.

      SECTION 9.1.2. Breach of Warranty. Any representation or warranty of any Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate (including the Closing Date Certificate) furnished by or on behalf of the Borrowers or any other Obligor to the Administrative Agent, the Issuer or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made in any material respect.

      SECTION 9.1.3. Non-Performance of Certain Covenants and Obligations. Any Borrower shall default in the due performance and observance of any of its obligations under Section 7.1.9, Section 7.1.10, Section 7.1.12 or Section 7.2.

      SECTION 9.1.4. Non-Performance of Other Covenants and Obligations. Any Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to WWI by the Administrative Agent at the direction of the Required Lenders.

      SECTION 9.1.5. Default on Other Indebtedness. A default shall occur (i) in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness, other than Indebtedness described in Section 9.1.1, of WWI or any of its Subsidiaries or any other Obligor having a principal amount, individually or in the aggregate, in excess of $1,000,000, or (ii) a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness having a principal amount, individually or in the aggregate, in excess of $5,000,000 if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

      SECTION 9.1.6. Judgments. Any judgment or order for the payment of money in excess of $1,000,000 (not covered by insurance from a responsible insurance company that is not denying its liability with respect thereto) shall be rendered against WWI or any of its Subsidiaries or any other Obligor and remain unpaid and either

            (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

            (b) there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

      SECTION 9.1.7. Pension Plans. Any of the following events shall occur with respect to any Pension Plan

            (a) the termination of any Pension Plan if, as a result of such termination, WWI or any Subsidiary would be required to make a contribution to such Pension Plan, or would reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $5,000,000; or

            (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA in an amount in excess of $5,000,000.

      SECTION 9.1.8. Change in Control. Any Change in Control shall occur.

      SECTION 9.1.9. Bankruptcy, Insolvency, etc. WWI or any of its Subsidiaries (other than any Immaterial Subsidiary or the Designated Subsidiary) or any other Obligor shall

            (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

            (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for WWI or any of its Subsidiaries or any other Obligor or any property of any thereof, or make a general assignment for the benefit of creditors;

            (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for WWI or any of its Subsidiaries or any other Obligor or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that WWI or each Subsidiary and each other Obligor hereby expressly authorizes the Administrative Agent, the Issuer and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

            (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of WWI or any of its Subsidiaries or any other Obligor, and, if any such case or proceeding is not commenced by WWI or such Subsidiary or such other Obligor, such case or proceeding shall be consented to or acquiesced in by WWI or such Subsidiary or such other Obligor or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that WWI, each Subsidiary and each other Obligor hereby expressly authorizes the Administrative Agent, the Issuer and each Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

            (e) take any action (corporate or otherwise) authorizing, or in furtherance of, any of the foregoing.

      SECTION 9.1.10. Impairment of Security, etc. Any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be in full force and effect or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; any Borrower or any other Obligor shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability thereof; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document, except to the extent any event referred to above (a) results from the failure of the Administrative Agent to maintain possession of certificates representing securities pledged under the WWI Pledge Agreement or to file continuation statements under the Uniform Commercial Code of any applicable jurisdiction or (b) is covered by a lender's title insurance policy and the relevant insurer promptly after the occurrence thereof shall have acknowledged in writing that the same is covered by such title insurance policy.

      SECTION 9.1.11. Senior Subordinated Notes. The subordination provisions relating to the Senior Subordinated Note Indenture (the "Subordination Provisions") shall fail to be enforceable by the Lenders (which have not effectively waived the benefits thereof) in accordance with the terms thereof, or the principal or interest on any Loan, Reimbursement Obligation or other monetary Obligations shall fail to constitute Senior Debt, or the same (or any other similar term) used to define the monetary Obligations.

      SECTION 9.1.12. Redemption. Any Senior Subordinated Noteholder of any Subordinated Debt shall file an action seeking the rescission thereof or damages or injunctive relief relating thereto; or any event shall occur which, under the terms of any agreement or indenture relating to Subordinated Debt, shall require WWI or any of its Subsidiaries to purchase, redeem or otherwise acquire or offer to purchase, redeem or otherwise acquire all or any portion of the principal amount of the Subordinated Debt (other than as provided under Section 7.2.6); or WWI or any of its Subsidiaries shall for any other reason purchase, redeem or otherwise acquire or offer to purchase, redeem or otherwise acquire, or make any other payments in respect of the principal amount of any such Subordinated Debt (other than as provided under Section 7.2.6).

      SECTION 9.2. Action if Bankruptcy, etc. If any Event of Default described in Section 9.1.3 (as it relates to Section 7.1.10) or in clauses (a) through (d) of Section 9.1.9 shall occur with respect to WWI, any Subsidiary or any other Obligor, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

      SECTION 9.3. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in Section 9.1.3 (as it relates to Section 7.1.10) or clauses (a) through (d) of Section 9.1.9 with respect to WWI or any Subsidiary or any other Obligor) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to WWI declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable, require the Borrowers to provide cash collateral to be deposited with the Administrative Agent in an amount equal to the Stated Amount of all issued Letters of Credit and/or declare the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, the Borrowers shall deposit with the Administrative Agent cash collateral in an amount equal to the Stated Amount of all issued Letters of Credit and/or, as the case may be, the Commitments shall terminate.

                                    ARTICLE X

                                   THE AGENTS

      SECTION 10.1. Actions. Each Lender hereby appoints Scotiabank as its Administrative Agent and as a Lead Agent and Book Manager under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Administrative Agent to act on behalf of such Lender under this Agreement, the Notes, the TLCs, and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby appoints CSFB as the Syndication Agent and as a Lead Agent and Book Manager. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) each Agent, ratably in accordance with their respective Term Loans and TLCs outstanding and Commitments (or, if no Term Loans, TLCs or Commitments are at the time outstanding and in effect, then ratably in accordance with the principal amount of Term Loans or, as the case may be, TLCs held by such Lender, and their respective Commitments as in effect in each case on the date of the termination of this Agreement), from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agents in any way relating to or arising out of this Agreement, the Notes, the TLCs and any other Loan Document, including reasonable attorneys' fees, and as to which any Agent is not reimbursed by the Borrowers or any other Obligor (and without limiting the obligation of the Borrowers or any other Obligor to do so); provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from an Agent's gross negligence or willful misconduct. The Agents shall not be required to take any action hereunder, under the Notes, the TLCs or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes, the TLCs or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Agents shall be or become, in any Agent's determination, inadequate, any Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given. Notwithstanding the foregoing, the Lead Arrangers and Book Managers shall have no duties, obligations or liabilities under any Loan Document.

      SECTION 10.2. Funding Reliance, etc. Unless the Administrative Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., New York time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender severally agrees and the Borrowers jointly and severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the applicable Borrower to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing (in the case of any Borrower) and (in the case of a Lender), at the Federal Funds Rate (for the first two Business Days after which such amount has not been repaid, and thereafter at the interest rate applicable to Loans comprising such Borrowing.

      SECTION 10.3. Exculpation. Neither any Agent nor any of their respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrowers of their obligations hereunder or under any other Loan Document. Any such inquiry which may be made by any Agent shall not obligate it to make any further inquiry or to take any action. The Agents shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agents believe to be genuine and to have been presented by a proper Person.

      SECTION 10.4. Successor. The Syndication Agent may resign as such upon one Business Day's notice to WWI and the Administrative Agent. The Administrative Agent may resign as such at any time upon at least 30 days prior notice to WWI and all Lenders. If the Administrative Agent at any time shall resign, the Required Lenders may, with the prior consent of WWI (which consent shall not be unreasonably withheld), appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $250,000,000; provided, however, that if, such retiring Administrative Agent is unable to find a commercial banking institution which is willing to accept such appointment and which meets the qualifications set forth in above, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor as provided for above. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor

Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of

            (a) this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement; and

            (b) Section 11.3 and Section 11.4 shall continue to inure to its benefit.

      SECTION 10.5. Credit Extensions by each Agent. Each Agent shall have the same rights and powers with respect to (x) the Credit Extensions made by it or any of its Affiliates, and (y) the Notes or TLCs held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not an Agent. Each Agent and its respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with any Borrower or any Subsidiary or Affiliate of WWI, as if such Agent were not an Agent hereunder.

      SECTION 10.6. Credit Decisions. Each Lender acknowledges that it has, independently of each Agent and each other Lender, and based on such Lender's review of the financial information of the Borrowers, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of each Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

      SECTION 10.7. Copies, etc. The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by any Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by such Borrower). The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from any Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.

      SECTION 10.8. Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Required Lenders or all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. For purposes of applying amounts in accordance with this Section, the Administrative Agent shall be entitled to rely upon any Secured Party that has entered into a Rate Protection Agreement with any Obligor for a determination (which such Secured Party agrees to provide or cause to be provided upon request of the Administrative Agent) of the outstanding Secured Obligations owed to such Secured Party under any Rate Protection Agreement. Unless it has actual knowledge evidenced by way of written notice from any such Secured Party and any Borrower to the contrary, the Administrative Agent, in acting hereunder and under each other Loan Document, shall be entitled to assume that no Rate Protection Agreements or Obligations in respect thereof are in existence or outstanding between any Secured Party and any Obligor.

      SECTION 10.9. Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the Administrative Agent has received notice from a Lender or any Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 11.1) take such action with respect to such Default as shall be directed by the Required Lenders; provided, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders or all Lenders.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

      SECTION 11.1. Waivers, Amendments, etc. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrowers and the Required Lenders; provided, however, that no such amendment, modification or waiver shall:

            (a) modify this Section 11.1 without the consent of all Lenders;

            (b) increase the aggregate amount of any Lender's Percentage of any Commitment Amount, increase the aggregate amount of any Loans or TLCs required to be made or purchased by a Lender pursuant to its Commitments, extend the final Commitment Termination Date of Credit Extensions made (or participated in) by a Lender or reduce any fees described in Article III payable to any Lender without the consent of such Lender;

            (c) extend the final Stated Maturity Date for any Lender's Loan or TLC, or reduce the principal amount of or rate of interest on any Lender's Loan or TLC or extend the date on which scheduled payments of principal, or payments of interest or fees are payable in respect of any Lender's Loans or TLCs, in each case, without the consent of such Lender (it being understood and agreed, however, that any vote to rescind any acceleration made pursuant to Section 9.2 and Section 9.3 of amounts owing with respect to the Loans, TLCs and other Obligations shall only require the vote of the Required Lenders);

            (d) reduce the percentage set forth in the definition of "Required Lenders" or any requirement hereunder that any particular action be taken by all Lenders without the consent of all Lenders;

            (e) increase the Stated Amount of any Letter of Credit or extend the Stated Expiry Date of any Letter of Credit to a date which is subsequent to the Revolving Loan Commitment Termination Date, in each case, unless consented to by the Issuer of such Letter of Credit;

            (f) except as otherwise expressly provided in this Agreement or another Loan Document, release (i) any Guarantor from its obligations under a Guaranty other than in connection with a Disposition of all or substantially all of the Capital Securities of such Guarantor in a transaction permitted by Section 7.2.9 as in effect from time to time or
      (ii) all or substantially all of the collateral under the Loan Documents, in either case without the consent of all Lenders;

            (g) change any of the terms of clause (c) of Section 2.1.4 or
      Section 2.3.2 without the consent of the Swingline Lender; or

            (h) affect adversely the interests, rights or obligations of the Administrative Agent (in its capacity as the Administrative Agent), the Syndication Agent (in its capacity as the Syndication Agent) or any Issuer (in its capacity as Issuer), unless consented to by the Administrative Agent, the Syndication Agent or such Issuer, as the case may be.

No failure or delay on the part of the Administrative Agent, the Syndication Agent, any Issuer or any Lender in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Borrower or any other Obligor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Administrative Agent, the Syndication Agent, any Issuer or any Lender under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

      SECTION 11.2. Notices. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth on Schedule III hereto or set forth in the Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted (telephonic confirmation in the case of facsimile).

      SECTION 11.3. Payment of Costs and Expenses. The Borrowers jointly and severally agree to pay on demand all reasonable expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of Mayer, Brown & Platt, special New York counsel to the Administrative Agent and of local counsel, if any, who may be retained by counsel to the Administrative Agent) in connection with:

            (a) the syndication by the Agents of the Loans, the TLCs, the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

            (b) the filing, recording, refiling or rerecording of each Mortgage, each Pledge Agreement and each Security Agreement and/or any Uniform Commercial Code financing statements or other instruments relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of such Mortgage, Pledge Agreement or Security Agreement; and

            (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrowers further jointly and severally agree to pay, and to save each Agent, the Issuer and the Lenders harmless from all liability for, any stamp or other similar taxes which may be payable in connection with the execution or delivery of this Agreement, the Credit Extensions made hereunder, or the issuance of the Notes, the TLCs and Letters of Credit or any other Loan Documents. The Borrowers also agree to reimburse the Administrative Agent, the Issuer and each Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by the Administrative Agent, the Issuer or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and
(y) the enforcement of any Obligations.

      SECTION 11.4. Indemnification. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrowers hereby jointly and severally indemnify, exonerate and hold the Administrative Agent, the Syndication Agent, the Issuer and each Lender and each of their respective Affiliates, and each of their respective partners, officers, directors, employees and agents, and each other Person controlling any of the foregoing within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended (collectively, the "Indemnified Parties"), free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses actually incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

            (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension;

            (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of any Borrower as the result of any determination by the Required Lenders pursuant to Article V not to make any Credit Extension);

            (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by WWI or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Administrative Agent, the Syndication Agent, the Issuer or such Lender is party thereto;

            (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by WWI or any of its Subsidiaries of any Hazardous Material;

            (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by WWI or any Subsidiary thereof of any Hazardous Material present on or under such property in a manner giving rise to liability at or prior to the time WWI or such Subsidiary owned or operated such property (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, WWI or such Subsidiary; or

            (f) each Lender's Environmental Liability (the indemnification herein shall survive repayment of the Notes and the TLCs and any transfer of the property of WWI or any of its Subsidiaries by foreclosure or by a deed in lieu of foreclosure for any Lender's Environmental Liability, regardless of whether caused by, or within the control of, WWI or such Subsidiary);

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct. WWI, the Borrowers and their permitted successors and assigns hereby waive, release and agree not to make any claim, or bring any cost recovery action against, the Administrative Agent, the Syndication Agent, the Issuer or any Lender under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted, except to the extent arising out of the gross negligence or willful misconduct of any Indemnified Party. It is expressly understood and agreed that to the extent that any of such Persons is strictly liable under any Environmental Laws, any Borrower's obligation to such Person under this indemnity shall likewise be without regard to fault on the part of such Borrower with respect to the violation or condition which results in liability of such Person. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each of the Borrowers hereby jointly and severally agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

      SECTION 11.5. Survival. The obligations of the Borrowers under Sections 4.3, 4.4, 4.5, 4.6, 11.3 and 11.4, and the obligations of the Lenders under Sections 4.8 and 10.1, shall in each case survive any termination of this Agreement, the payment in full of all Obligations, the termination or expiration of all Letters of Credit and the termination of all Commitments. The representations and warranties made by the Borrowers and each other Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

      SECTION 11.6. Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION 11.7. Headings. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

      SECTION 11.8. Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrowers, the Syndication Agent, the Issuer and each Lender (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent (and the Administrative Agent shall have executed such a counterpart) and notice thereof shall have been given by the Administrative Agent to the Borrowers, the Syndication Agent, the Issuer and each Lender.

      SECTION 11.9. Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES, THE TLCS AND EACH OTHER LOAN DOCUMENT (OTHER THAN THE LETTERS OF CREDIT, TO THE EXTENT SPECIFIED BELOW AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN A LOAN DOCUMENT), INCLUDING PROVISIONS WITH RESPECT TO INTEREST, LOAN CHARGES AND COMMITMENT FEES, SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK). EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO LAWS OR RULES ARE DESIGNATED, THE INTERNATIONAL STANDBY PRACTICES (ISP98--INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 590 (THE "ISP RULES")) AND, AS TO MATTERS NOT GOVERNED BY THE ISP RULES, THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

      SECTION 11.10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

            (a) none of the Borrowers may assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and all Lenders; and

            (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 11.11.

      SECTION 11.11. Sale and Transfer of Loans and Notes; Participations in Loans, Notes and TLCs. Each Lender may assign, or sell participations in, its Loans, its TLCs, Letters of Credit and Commitments to one or more other Persons, on a non pro rata basis, in accordance with this Section 11.11.

      SECTION 11.11.1. Assignments. Any Lender,

            (a) with the written consents of WWI and the Administrative Agent (which consents shall not be unreasonably delayed or withheld and which consent, in the case of WWI, shall be deemed to have been given in the absence of a written notice delivered by WWI to the Administrative Agent, on or before the fifth Business Day after receipt by WWI of such Lender's request for such consent), may at any time assign and delegate to one or more commercial banks or other financial institutions, and

            (b) with notice to WWI and the Administrative Agent, but without the consent of any Borrower or the Administrative Agent, may assign and delegate to any of its Affiliates or to any other Lender,

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's total Loans, TLCs, participations in Letters of Credit and Letter of Credit Outstandings with respect thereto and Commitments in a minimum aggregate amount of (x) $1,000,000 (if such assignment and delegation is to a then existing Lender) or (y) $5,000,000 (if such assignment and delegation is to a Person not then a Lender; unless otherwise agreed to by the Administrative Agent and the Borrower) or the then remaining amount of a Lender's Loans and Commitments; provided, however, that (i) with respect to assignments of Revolving Loans, the assigning Lender must assign a pro rata portion of each of its Revolving Loan Commitments, Revolving Loans and interest in Letters of Credit Outstandings and (ii) the Administrative Agent, in its own discretion, or by instruction from the Issuer, may refuse acceptance of an assignment of Revolving Loans and Revolving Loan Commitments to a Person not satisfying long-term certificate of deposit ratings published by S&P or Moody's, of at least BBB- or Baa3, respectively, or (unless otherwise agreed to by the Issuer), if such assignment would, pursuant to any applicable laws, rules or regulations, be binding on the Issuer, result in a reduced rate of return to the Issuer or require the Issuer to set aside capital in an amount that is greater than that which is required to be set aside for other Lenders participating in the Letters of Credit; provided, further, that any such Assignee Lender will comply, if applicable, with the provisions contained in Section 4.6 and the Borrowers, each other Obligor and the Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Lender until

            (i) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrowers and the Administrative Agent by such Lender and such Assignee Lender;

            (ii) such Assignee Lender shall have executed and delivered to the Borrowers and the Administrative Agent a Lender Assignment Agreement, accepted by the Administrative Agent; and

            (iii) the processing fees described below shall have been paid.

From and after the date that the Administrative Agent accepts such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan

Documents. Within ten Business Days after its receipt of notice that the Administrative Agent has received an executed Lender Assignment Agreement, the applicable Borrower shall execute and deliver to the Administrative Agent (for delivery to the relevant Assignee Lender) new Notes or TLCs, as the case may be, evidencing such Assignee Lender's assigned Loans, TLCs, TLC Commitments and Commitments and, if the assignor Lender has retained Loans, TLCs, TLC Commitments and Commitments hereunder, replacement Notes or TLCs, as the case may be, in the principal amount of the Loans or TLCs, as the case may be, and TLC Commitments or Commitments, as the case may be, retained by the assignor Lender hereunder (such Notes or TLCs, as the case may be, to be in exchange for, but not in payment of, those Notes or TLCs, as the case may be, then held by such assignor Lender). Each such Note or TLC, as the case may be, shall be dated the date of the predecessor Notes or TLCs, as the case may be. The assignor Lender shall mark the predecessor Notes or TLCs, as the case may be, "exchanged" and deliver them to the applicable Borrower. Accrued interest on that part of the predecessor Notes or TLCs, as the case may be, evidenced by the new Notes or TLCs, as the case may be, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes or TLCs, as the case may be, evidenced by the replacement Notes or TLCs, as the case may be, shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes or TLCs, as the case may be, and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Administrative Agent upon delivery of any Lender Assignment Agreement, in the amount of $3,500, unless such assignment and delegation is by a Lender to its Affiliate or if such assignment and delegation is by a Lender to the Federal Reserve Bank, as provided below. Any attempted assignment and delegation not made in accordance with this Section 11.11.1 shall be null and void.

Notwithstanding any other term of this Section 11.11.1, the agreement of the Swing Line Lender to provide the Swing Line Loan Commitment shall not impair or otherwise restrict in any manner the ability of the Swing Line Lender to make any assignment of its Loans or Commitments, it being understood and agreed that the Swing Line Lender may terminate its Swing Line Loan Commitment, to the extent such Swing Line Commitment would exceed its Revolving Loan Commitment after giving effect to such assignment, in connection with the making of any assignment. Nothing contained in this Section 11.11.1 shall prevent or prohibit any Lender from pledging its rights (but not its obligations to make Loans) under this Agreement and/or its Loans and/or its Notes hereunder to a Federal Reserve Bank (or in the case of a Lender which is a fund, to the trustee of, or other Eligible Institution affiliated with, such fund for the benefit of its investors) in support of borrowings made by such Lender from such Federal Reserve Bank.

In the event that S&P or Moody's shall, after the date that any Lender with a Commitment to make Revolving Loans or participate in Letters of Credit or Swing Line Loans becomes a Lender, downgrade the long-term certificate of deposit rating or long-term senior unsecured debt rating of such Lender, and the resulting rating shall be below BBB- or Baa3, then each of the Issuer and (if different) the Swing Line Lender shall have the right, but not the obligation, upon notice to such Lender and the Administrative Agent, to replace such Lender with an Assignee Lender in accordance with and subject to the restrictions contained in this Section, and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in this Section) all its interests, rights and obligations in respect of its Revolving Loan Commitment under this Agreement to such Assignee Lender; provided, however, that (i) no such assignment shall conflict with any law, rule and regulation or order of any governmental authority and (ii) such Assignee Lender shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest and fees (if any) accrued to the date of payment on the Loans made, and Letters of Credit participated in, by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

      SECTION 11.11.2. Participations. (a) Any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of the Loans, TLCs, Commitments, or other interests of such Lender hereunder; provided, however, that

            (i) no participation contemplated in this Section shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document;

            (ii) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations;

            (iii) each Borrower and each other Obligor and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents;

            (iv) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any action of the type described in clause (a), (b), (f) or, to the extent requiring the consent of each Lender, clause (c) of Section 11.1; and

            (v) the Borrowers shall not be required to pay any amount under this Agreement that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrowers acknowledge and agree, subject to clause (v) above, that each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.6, 4.8, 4.9, 11.3 and 11.4, shall be considered a Lender. Each Participant shall only be indemnified for increased costs pursuant to Section 4.3, 4.5 or 4.6 if and to the extent that the Lender which sold such participating interest to such Participant concurrently is entitled to make, and does make, a claim on any Borrower for such increased costs. Any Lender that sells a participating interest in any Loan, TLC, Commitment or other interest to a Participant under this Section shall indemnify and hold harmless each Borrower and the Administrative Agent from and against any taxes, penalties, interest or other costs or losses (including reasonable attorneys' fees and expenses) incurred or payable by any Borrower or the Administrative Agent as a result of the failure of such Borrower or the Administrative Agent to comply with its obligations to deduct or withhold any Taxes from any payments made pursuant to this Agreement to such Lender or the Administrative Agent, as the case may be, which Taxes would not have been incurred or payable if such Participant had been a Non-U.S. Lender that was entitled to deliver to such Borrower, the Administrative Agent or such Lender, and did in fact so deliver, a duly completed and valid Form 1001 or 4224 (or applicable successor form) entitling such Participant to receive payments under this Agreement without deduction or withholding of any United States federal taxes.

      (b) Each Lender agrees and represents with and for the benefit of the SP1 Borrower and WW Australia that it:

            (i) has not (directly or indirectly) offered by subscription or purchase or issued invitations to subscribe for or buy nor has it sold the TLCs;

            (ii) will not (directly or indirectly) offer for subscription or purchase or issue invitations to subscribe for or buy nor will it sell the TLCs; and

            (iii) has not distributed and will not distribute any draft, preliminary or definitive offering memorandum, advertisements or other offering material relating to the TLCs,

in the Commonwealth of Australia, its territories or possessions, unless (x) the consideration is payable by each offeree or invitee in a minimum amount of A$500,000 or the offer or invitation is otherwise an excluded offer or excluded invitation for the purposes of the Australian Corporations Law and the Corporations Regulations made under the Australian Corporations Law, and (y) the offer, invitation or distribution complies with all applicable laws, regulations and directives and does not require any document to be lodged with, or registered by, the ASIC.

      (c) Each Lender agrees and represents with and for the benefit of the SP1 Borrower and WW Australia that it has not sold and will not sell the TLCs to any person if, at the time of such sale, the employees of the Lender aware of, or involved in, the sale knew or had reasonable grounds to suspect that, as a result of such sale, any TLCs or an interest in any TLCs were being, or would later be, acquired (directly or indirectly) by an associate of the SP1 Borrower or WW Australia for the purposes of section 128F(5) of the Income Tax Assessment Act 1936 of Australia.

      (d) The SP1 Borrower holds the benefit of the agreements and representations in para graphs (b) and (c) in trust for WW Australia.

      SECTION 11.11.3. Register. The Borrowers hereby designate the Administrative Agent to serve as the Borrowers' agent, solely for the purpose of this Section, to maintain a register (the

"Register") on which the Administrative Agent will record each Lender's Commitment, the Loans made by each Lender and the Notes evidencing such Loans and the TLCs, and each repayment in respect of the principal amount of the Loans and the TLCs of each Lender and annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to this Section. Failure to make any recordation, or any error in such recordation, shall not affect any Borrower's or any other Obligor's Obligations in respect of such Loans or Notes or TLCs. The entries in the Register shall be conclusive, in the absence of manifest error, and WWI, the Borrowers, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan and related Note or TLC is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. A Lender's Commitment and the Loans made pursuant thereto and the Notes evidencing such Loans or TLCs may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register. Any assignment or transfer of a Lender's Commitment or the Loans or the Notes evidencing such Loans or TLCs made pursuant thereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement duly executed by the assignor thereof. No assignment or transfer of a Lender's Commitment or the Loans made pursuant thereto or the Notes evidencing such Loans or TLCs shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section.

      SECTION 11.12. Other Transactions. Nothing contained herein shall preclude the Administrative Agent, the Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, the Borrowers or any of their Affiliates in which any Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

      SECTION 11.13. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE LENDERS, ANY ISSUER OR THE BORROWERS IN CONNECTION HEREWITH OR THEREWITH SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE BORROWERS IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION
11.2. EACH OF THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE

FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY OF WWI OR THE BORROWERS HAVE OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH OF WWI AND THE BORROWERS HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      SECTION 11.14. Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, EACH LENDER, EACH ISSUER AND EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, SUCH LENDER, SUCH ISSUER OR ANY BORROWER IN CONNECTION HEREWITH OR THEREWITH. EACH OF THE BORROWERS ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, EACH LENDER AND EACH ISSUER ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

      SECTION 11.15. Confidentiality. The Lenders shall hold all non-public information obtained pursuant to or in connection with this Agreement or obtained by such Lender based on a review of the books and records of WWI or any of its Subsidiaries in accordance with their customary procedures for handling confidential information of this nature, but may make disclosure to any of their examiners, Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any potential bona fide transferee, participant or assignee, or in connection with the exercise of remedies under a Loan Document, or as requested by any governmental agency or representative thereof or pursuant to legal process; provided, however, that

            (a) unless specifically prohibited by applicable law or court order, each Lender shall notify WWI of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information;

            (b) prior to any such disclosure pursuant to this Section 11.15, each Lender shall require any such bona fide transferee, participant and assignee receiving a disclosure of non-public information to agree in writing

                  (i) to be bound by this Section 11.15; and

                  (ii) to require such Person to require any other Person to whom such Person discloses such non-public information to be similarly bound by this Section 11.15; and

            (c) except as may be required by an order of a court of competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by WWI or any Subsidiary.

      SECTION 11.16. Judgment Currency. If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder, under any Note, TLC or under any other Loan Document in another currency into U.S. Dollars or into a Foreign Currency, as the case may be, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the applicable Secured Party could purchase such other currency with U.S. Dollars or with such Foreign Currency, as the case may be, in New York City, at the close of business on the Business Day immediately preceding the day on which final judgment is given, together with any premiums and costs of exchange payable in connection with such purchase.

      SECTION 11.17. Release of Security Interests. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 11.1) to take any action requested by the Borrowers having the effect of releasing any collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction expressly permitted by any Loan Document or that has been consented to in accordance with Section 11.1 or (ii) under the circumstances described in paragraph (b) below.

(b) At such time as the Loans, the Reimbursement Obligations and the other obligations under the Loan Documents shall have been paid in full, the Commitments have been terminated and no letters of Credit shall be outstanding, the collateral shall be released from the Liens created by the Security Agreements, and the Security Agreements and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Obligor under the Security Agreements shall terminate, all without delivery of any instrument or performance of any act by any Person

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        BORROWERS

                                        WEIGHT WATCHERS INTERNATIONAL, INC.

                                        By: /s/ Robert W. Hollweg
                                            ------------------------------------
                                            Name: Robert W. Hollweg
                                            Title: Secretary


                                        WW FUNDING CORP.

                                        By: /s/ Linda Huett
                                            ------------------------------------
                                            Name: Linda Huett
                                            Title: Secretary

                                        AGENTS

                                        CREDIT SUISSE FIRST BOSTON
                                        as the Syndication Agent

                                        By: /s/ Douglas E. Maher
                                            ------------------------------------
                                            Name: Douglas E. Maher
                                            Title: Vice President

                                        By: /s/ James P. Moran
                                            ------------------------------------
                                            Name: James P. Moran
                                            Title: Director


                                        THE BANK OF NOVA SCOTIA
                                        as the Administrative Agent

                                        By: /s/ Eric M. Knight
                                            ------------------------------------
                                            Name: Eric M. Knight
                                            Title: Authorized Signatory


                                        ISSUER

                                        THE BANK OF NOVA SCOTIA
                                        as the Issuer

                                        By: /s/ Eric M. Knight
                                            ------------------------------------
                                            Name: Eric M. Knight
                                            Title: Authorized Signatory

                                        LENDERS

                                        THE BANK OF NOVA SCOTIA

                                        By: /s/ Eric M. Knight
                                            ------------------------------------
                                            Name: Eric M. Knight
                                            Title: Authorized Signatory


                                        CREDIT SUISSE FIRST BOSTON,

                                        By: /s/ Douglas E. Maher
                                            ------------------------------------
                                            Name: Douglas E. Maher
                                            Title: Vice President

                                        By: /s/ James P. Moran
                                            ------------------------------------
                                            Name: James P. Moran
                                            Title: Director

                                        BHF (USA) Capital Corporation


                                        By: /s/ Steven Alexander
                                            ------------------------------------
                                            Name: Steven Alexander
                                            Title: Associate

                                        By: /s/ Thomas J. Scifo
                                            ------------------------------------
                                            Name: Thomas J. Scifo
                                            Title: Vice President

                                         Balanced High-Yield Fund II LTD.
                                         By: BHF (USA) Capital Corporation
                                         As Attorney-in-Fact


                                        By: /s/ Steven Alexander
                                            ------------------------------------
                                            Name: Steven Alexander
                                            Title: Associate

                                        By: /s/ Thomas J. Scifo
                                            ------------------------------------
                                            Name: Thomas J. Scifo
                                            Title: Vice President

                                        BANK ONE, NA (Main Office Chicago)


                                        By: /s/ Jeffrey S. Lubatkin
                                            ------------------------------------
                                            Name: Jeffrey S. Lubatkin
                                            Title: Vice President


                                        CREDIT CONTACT

                                        Name:    Jeffrey S. Lubatkin
                                            ------------------------------------
                                        Address: 153 West 51st Street
                                                 New York, NY 10019

                                        Telephone: 212-373-1056
                                        Facsimile: 212-373-1180


                                        OPERATIONS CONTACT

                                        Name:     Ben Oliva
                                              ----------------------------------
                                        Address:  1 Bank One Plaza
                                                  Chicago, IL 60670

                                        Telephone: 312-732-5987
                                        Facsimile: 312-732-4840

                                        FORTIS (USA) FINANCE LLC


                                        By: /s/ David Snyder
                                            ------------------------------------
                                            Name: David Snyder
                                            Title: Senior Vice President


                                        By: /s/ Eddie Matthews
                                            ------------------------------------
                                            Name: Eddie Matthews
                                            Title: Senior Vice President


                                        CREDIT CONTACT

                                        Douglas D. Riahi
                                        Vice President
                                        520 Madison Avenue
                                        New York, NY 10022

                                        Telephone: (212) 418-8736
                                        Facsimile: (212) 750-9597


                                        OPERATIONS CONTACT

                                        Name:
                                        Address:

                                        Telephone:
                                        Facsimile:

                                        METROPOLITAN LIFE INSURANCE COMPANY


                                        By: /s/ James R. Dingbar
                                            ------------------------------------
                                            Name: James R. Dingbar
                                            Title: Director


                                        CREDIT CONTACT

                                        Frank Monfalcone
                                        334 Madison Avenue
                                        Convent Station, NJ 07760

                                        Telephone: (973) 254-3228
                                        Facsimile: (973) 254-3032


                                        OPERATIONS CONTACT

                                        Neil Fredericks
                                        4100 Bay South Blvd
                                        Tampa, FL 33607

                                        Telephone: (813) 801-2455
                                        Facsimile: (813) 801-2515

                                  PPM SPYGLASS FUNDING TRUST


                                  By: /s/ Kelly C. Walker
                                      ------------------------------------
                                      Name: Kelly C. Walker
                                      Title: Authorized Agent


                                  CREDIT CONTACT

                                  Kelly C. Walker / Ashley R. Hamilton
                                  Banc of America Securities LLC
                                  100 North Tryon Street
                                  NC1-007-06-07
                                  Charlotte, NC 28255

                                  Telephone: (704) 388-8943 / (704) 387-9951
                                  Facsimile: (704) 388-0648


                                  OPERATIONS CONTACT

                                  Andrew Alexander / Kendra C. Dorn
                                  Bank of America, N.A.
                                  100 North Tryon Street
                                  NC1-001-15-01
                                  Charlotte, NC 28273

                                  Telephone: (704) 388-3173 / (704) 387-6030
                                  Facsimile: (704) 409-0157 / (704) 409-0169

                                       PRINCIPAL LIFE INSURANCE COMPANY
                                       By: Principal Capital Management LLC, a
                                       Delaware Limited Liability Company, its
                                       Authorized Signatory


                                       By: /s/ [Illegible]
                                           ------------------------------------
                                           Name: [Illegible]
                                           Title:


                                       By: /s/ [Illegible]
                                           ------------------------------------
                                           Name: [Illegible]
                                           Title: [Illegible]


                                        CREDIT CONTACT

                                        William Lowry
                                        801 Grand Avenue
                                        Des Moines, Iowa 50392-0800

                                        Telephone: (515) 362-1538
                                        Facsimile: (515) 248-2490


                                        OPERATIONS CONTACT

                                        Jennifer Gallagher
                                        801 Grand Avenue
                                        Des Moines, Iowa 50392-0960

                                        Telephone: (515) 362-1192
                                        Facsimile: (515) 248-2643

                                  SRF TRADING, INC.


                                  By: /s/ Kelly C. Walker
                                      ------------------------------------
                                      Name: Kelly C. Walker
                                      Title: Vice President


                                  CREDIT CONTACT

                                  Kelly C. Walker / Ashley R. Hamilton
                                  Banc of America Securities LLC
                                  100 North Tryon Street
                                  NC1-007-06-07
                                  Charlotte, NC 28255

                                  Telephone: (704) 388-8943 / (704) 387-9951
                                  Facsimile: (704) 388-0648


                                  OPERATIONS CONTACT

                                  Sokya Lindsay / Margaret J. Rhodes
                                  Bank of America, N.A.
                                  100 North Tryon Street
                                  NC1-001-15-01
                                  Charlotte, NC 28273

                                  Telephone: (704) 386-6395 / (704) 388-3317
                                  Facsimile: (704) 409-0171 / (704) 409-0158

                                  STEIN ROE FLOATING RATE LIMITED
                                  LIABILITY COMPANY


                                  By: /s/ Brian W. Good
                                      ------------------------------------
                                      Name: Brian W. Good
                                      Title: Vice President,
                                             Stein Roe & Farnham Incorporated,
                                             as Advisor to the Stein Roe
                                             Floating Rate Limited Liability
                                             Company


                                  CREDIT CONTACT

                                  Brian W. Good
                                  One South Wacker Drive, 33rd Floor
                                  Chicago, IL 60606-4685

                                  Telephone: (312) 368-7644
                                  Facsimile: (312) 368-7857


                                  OPERATIONS CONTACT

                                  Steven P. Krull
                                  One South Wacker Drive,
                                  33rd Floor
                                  Chicago, IL 60606-4685

                                  Telephone: (312) 368-7629
                                  Facsimile: (312) 368-7857